Document And Entity Information	9 Months Ended
Sep. 30, 2011
Document And Entity Information [Abstract]
Document Type	S-1
Amendment Flag	false
Document Period End Date	Sep 30, 2011
Entity Registrant Name	Bankrate, Inc.
Entity Central Index Key	0001518222
Entity Filer Category	Non-accelerated Filer

Condensed Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2010 Successor [Member]	Dec. 31, 2009 Successor [Member]
Assets
Cash and cash equivalents	$ 64,489	$ 115,630	$ 115,630	$ 77,690
Accounts receivable, net of allowance for doubtful accounts	69,205	42,731	42,731	13,394
Deferred income taxes	16,326	16,326	16,326	7,743
Prepaid expenses and other current assets	10,921	5,489	5,489	29,559
Total current assets	160,941	180,176	180,176	128,386
Furniture, fixtures and equipment, net of accumulated depreciation	9,321	6,321	6,321	2,669
Intangible assets, net of accumulated amortization	352,299	365,745	365,745	224,372
Goodwill	573,745	559,168	559,168	349,749
Other assets	10,691	14,217	14,217	1,192
Total assets	1,106,997	1,125,627	1,125,627	706,368
Liabilities and Stockholders' Equity
Accounts payable	7,936	11,565	11,565	2,688
Accrued expenses	20,139	17,143	17,143	8,922
Acquisition-related payables			1,735	13,533
Deferred revenue and customer deposits	2,662	6,435	6,435	2,233
Payable to dissenting stockholders		56,698	56,698	60,893
Accrued interest	4,859	16,393	16,393	10,837
Other current liabilities	3,477	6,801	5,066	1,544
Total current liabilities	39,073	115,035	115,035	100,650
Deferred income taxes	83,546	81,305	81,305	55,416
Shareholder notes				222,011
Senior secured notes, net of unamortized discount	193,537	297,417	297,417
Other liabilities	18,949	5,814	5,814	5,051
Total liabilities	335,105	499,571	499,571	383,128
Commitment and contingencies (Note 5 and Note 8)
Stockholders' equity
Common stock	1,000	874	874	569
Additional-paid in capital, common stock	830,215	657,095	657,095	332,447
Accumulated deficit	(58,640)	(31,173)	(31,173)	(9,776)
Accumulated other comprehensive loss	(683)	(740)	(740)
Total stockholders' equity	771,892	626,056	626,056	323,240
Total liabilities and stockholders' equity	$ 1,106,997	$ 1,125,627	$ 1,125,627	$ 706,368

Consolidated Balance Sheets (Parenthetical) (Successor [Member], USD $) In Thousands, except Share data, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Successor [Member]
Accounts receivable, allowance for doubtful accounts	$ 860	$ 943	$ 129
Accumulated depreciation	5,445	2,797	330
Accumulated amortization	$ 71,473	$ 42,058	$ 9,459
Common stock, par value	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	300,000,000	300,000,000	300,000,000
Common stock, shares issued	99,994,600	87,379,865	56,901,304
Common stock, shares outstanding	99,994,600	87,379,865	56,901,304

Condensed Consolidated Statements Of Operations (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended		9 Months Ended		6 Months Ended	12 Months Ended	8 Months Ended	12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2009 Successor [Member]	Dec. 31, 2010 Successor [Member]	Aug. 24, 2009 Predecessor [Member]	Dec. 31, 2008 Predecessor [Member]
Revenue	$ 112,904	$ 70,616	$ 310,431	$ 143,333	$ 43,837	$ 220,598	$ 87,646	$ 166,855
Cost of revenue (excludes depreciation and amortization)	38,044	27,813	111,229	56,507	18,669	85,326	38,291	66,095
Gross margin	74,860	42,803	199,202	86,826	25,168	135,272	49,355	100,760
Operating expenses:
Sales	3,660	2,301	9,701	6,255	2,555	8,624	10,106	9,097
Marketing	23,966	7,897	59,617	13,783	3,629	23,672	6,848	13,197
Product development	3,608	2,761	10,565	6,280	2,546	8,722	5,284	7,135
General and administrative	10,106	6,544	25,317	15,671	5,905	22,991	23,097	26,662
Legal settlements		141		141		1,646
Acquisition, offering and related expenses and related party fees	1,163	13,099	40,857	16,139	4,936	17,390	34,562
Restructuring charges		2,698	238	3,358		3,288
Impairment charges								2,433
Depreciation and amortization	10,899	11,190	32,566	25,574	9,789	35,226	8,294	9,134
Total operating expenses	53,402	46,631	178,861	87,201	29,360	121,559	88,191	67,658
Income (loss) from operations	21,458	(3,828)	20,341	(375)	(4,192)	13,713	(38,836)	33,102
Interest (expense) income, net	(6,519)	(10,392)	(25,439)	(28,242)	(12,093)	(38,455)	30	1,562
Loss on redemption of senior secured notes			(16,629)
Other						(306)
Other (expenses) income, net					(12,093)	(38,761)	30	1,562
(Loss) income before income taxes	14,939	(14,220)	(21,727)	(28,617)	(16,285)	(25,048)	(38,806)	34,664
Income tax expense (benefit)	7,807	(6,478)	5,740	(11,974)	(6,509)	(3,651)	(4,222)	15,043
Net (loss) income	$ 7,132	$ (7,742)	$ (27,467)	$ (16,643)	$ (9,776)	$ (21,397)	$ (34,584)	$ 19,621
Basic and diluted net (loss) income per share:
Basic	$ 0.07	$ (0.09)	$ (0.3)	$ (0.25)	$ (0.22)	$ (0.3)	$ (1.83)	$ 1.04
Diluted	$ 0.07	$ (0.09)	$ (0.3)	$ (0.25)	$ (0.22)	$ (0.3)	$ (1.83)	$ 1.01
Weighted average common shares outstanding:
Basic	99,879,865	82,839,063	92,233,345	66,239,400	43,692,073	71,494,223	18,862,259	18,848,125
Diluted	100,427,391	82,839,063	92,233,345	66,239,400	43,692,073	71,494,223	18,862,259	19,498,209

Consolidated Statement Of Stockholders' Equity (USD $) In Thousands	Common Stock [Member] Successor [Member]	Common Stock [Member] Predecessor [Member]	Additional-Paid In Capital, Common Stock [Member] Successor [Member]	Additional-Paid In Capital, Common Stock [Member] Predecessor [Member]	Retained Earnings (Accumulated Deficit) [Member] Successor [Member]	Retained Earnings (Accumulated Deficit) [Member] Predecessor [Member]	Accumulated Other Comprehensive (Loss) [Member] Successor [Member]	Successor [Member]	Predecessor [Member]	Total
Balance at Dec. 31, 2007		$ 189		$ 205,306		$ 11,771			$ 217,266
Balance, shares at Dec. 31, 2007		18,876
Stock options exercised, shares		106
Stock options exercised		1		1,996					1,997
Common stock purchased, shares		(165)
Common stock purchased		(2)		(1,946)		(2,444)			(4,392)
Stock based compensation				13,417					13,417
Tax benefit-stock options				521					521
Net income (loss)						19,621			19,621
Balance at Dec. 31, 2008		188		219,294		28,948			248,430
Balance, shares at Dec. 31, 2008		18,817
Stock options exercised, shares		447
Stock options exercised		4		2,003		(394)			1,613
Common stock purchased, shares		(40)
Common stock purchased				(472)		(258)			(730)
Stock based compensation				22,514					22,514
Tax benefit-stock options				684					684
Net income (loss)						(34,584)			(34,584)
Balance at Aug. 24, 2009		192		244,023		(6,288)			237,927
Balance, shares at Aug. 24, 2009		19,224
Balance at Jul. 16, 2009
Common stock issued	569		332,447					333,016
Common stock issued, shares	56,901
Net income (loss)					(9,776)			(9,776)
Balance at Dec. 31, 2009	569		332,447		(9,776)			323,240
Balance, shares at Dec. 31, 2009	56,901
Debt converted to common stock	188		224,374					224,562
Debt converted to common stock, shares	18,783
Common stock issued	117		100,274					100,391
Common stock issued, shares	11,696
Foreign currency translation, net of tax of $493							(740)	(740)
Net income (loss)					(21,397)			(21,397)
Balance at Dec. 31, 2010	$ 874		$ 657,095		$ (31,173)		$ (740)	$ 626,056
Balance, shares at Dec. 31, 2010	87,380

Consolidated Statement Of Stockholders' Equity (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2010
Consolidated Statement Of Stockholders' Equity [Abstract]
Foreign currency translation, tax	$ 493

Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	9 Months Ended		6 Months Ended	12 Months Ended	8 Months Ended	12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2009 Successor [Member]	Dec. 31, 2010 Successor [Member]	Aug. 24, 2009 Predecessor [Member]	Dec. 31, 2008 Predecessor [Member]
Cash Flows from operating activities
Net (loss) income	$ (27,467)	$ (16,643)	$ (9,776)	$ (21,397)	$ (34,584)	$ 19,621
Adjustments to reconcile net (loss) income to net cash provided by operating activities
Depreciation and amortization	32,566	25,574	9,789	35,226	8,294	9,134
Provision for doubtful accounts receivable	1,738	487	126	776	540	1,225
Deferred income taxes			(1,572)	(7,561)	10,916	(3,680)
Amortization of deferred financing costs and original issue discount	1,812	884		1,191
Stock based compensation	2,927				22,514	13,417
Excess tax benefit from stock based compensation					(684)	(521)
Impairment charges						2,433
Loss (gain) on disposal of assets	188	159		570	(7)
Loss on redemption of senior secured notes	16,629
Change in operating assets and liabilities, net of effect of business acquisitions:
(Increase) decrease in accounts receivable	(28,672)	(9,906)	(1,068)	(11,120)	9,574	(1,013)
Decrease (increase) in prepaid expenses and other assets	(5,145)	447	780	23,832	(28,626)	4,540
Increase (decrease) in accounts payable	(3,629)	1,769	(463)	2,197	(572)	(194)
(Decrease) increase in accrued expenses	3,959	(1,974)	2,771	(3,060)	33,327	(2,835)
Increase in other liabilities	1,119	2,368	12,254	6,500	4,773	55
Increase (decrease) in deferred revenue	(3,773)	(878)	1,392	4,082	(177)	468
Net cash (used in) provided by operating activities	(7,748)	2,287	14,233	31,236	25,288	42,650
Cash flows from investing activities
Proceeds from sale of Savingforcollege.com				250
Purchases of furniture, fixtures and equipment and capitalized website development costs	(4,992)	(3,477)	(895)	(4,488)	(1,820)	(4,883)
Cash used in business acquisitions, net	(26,440)	(352,141)	(501,467)	(355,169)	(11,780)	(114,896)
Restricted cash	2	2		2
Cash paid for acquisition earnouts and contingent liabilities	(576)	(13,583)	(3,766)	(13,583)
Net cash used in investing activities	(32,006)	(369,199)	(506,128)	(372,988)	(13,600)	(119,779)
Cash flows from financing activities
Proceeds from issuance of senior secured notes		297,231		297,231
Repurchase of senior secured notes	(117,337)
Underwriting fees and direct costs on issuance of senior secured notes				(11,578)
Proceeds from issuance of stockholder debt		40	203,477	40
Purchase of Company common stock					(730)	(4,392)
Proceeds from issuance of common stock			305,215	100,196	1,613	1,997
Proceeds from issuance of preferred and common stock	170,319	99,471
Excess tax benefit from share-based compensation					684	521
Deferred financing costs	(2,950)	(11,578)
(Payment) proceeds to/from dissenting stockholders	(61,253)		60,893	(6,141)
Net cash provided by (used in) financing activities	(11,221)	385,164	569,585	379,748	1,567	(1,874)
Effect of exchange rate on cash and cash equivalents	(166)	(215)		(56)
Net increase (decrease) in cash	(51,141)	18,037	77,690	37,940	13,255	(79,003)
Cash-beginning of period	115,630	77,690		77,690	46,055	125,058
Cash-end of period	64,489	95,727	77,690	115,630	59,310	46,055
Cash paid for interest	35,060	25,485		25,485
Income tax (refunds), net of payments	(317)	(14,792)	160	(14,876)	6,144	13,244
Supplemental disclosures of non-cash investing and financing activities
Acquisition earn-outs payable						11,750
Acquisition-related payables				1,785
Note Payable to Seller in Acquisition of Website				500
Debt converted to common stock				224,562
Promissory notes issued for common stock				$ 195

Organization And Summary Of Significant Accounting Policies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Organization And Summary Of Significant Accounting Policies [Abstract]
Organization And Summary Of Significant Accounting Policies

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company

Bankrate, Inc. and subsidiaries ("Bankrate" or the "Company," "we," "us," "our") own and operate an Internet-based consumer banking and personal finance network ("Online Network"). Our flagship website, Bankrate.com, is one of the Internet's leading aggregators of information on more than 300 financial products and fees, including mortgages, deposits, insurance, credit cards, and other personal finance categories. Additionally, we provide financial applications and information to a network of distribution partners and through national and state publications.

The Company was originally organized under the laws of the State of Florida, however, on April 15, 2011, the Company merged with a newly formed Delaware corporation in order to reincorporate from Florida to Delaware. Upon the consummation of the merger, each outstanding common and preferred share of the Company was converted into an equivalent share of the new Delaware corporation which assumed the name Bankrate, Inc.

On July 2, 2009, Ben Holdings, Inc. ("Holdings"), a majority owned subsidiary of Ben Holdings S.à r.l, together with Ben Merger Sub, Inc. a Florida corporation and a wholly owned subsidiary of Holdings ("Merger Sub") entered into an agreement and plan of merger (the "Acquisition") with Bankrate. As a result, the Company became a wholly owned subsidiary of Holdings. In accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 805, Business Combinations, the Acquisition was accounted for on August 25, 2009, the date of which Holdings obtained control of the Company.

2011 Recapitalization and Merger

On June 21, 2011, Holdings merged with and into the Company with the Company surviving the merger ("2011 Merger"). In connection with the 2011 Merger, Holdings underwent an internal recapitalization in which all preferred and common shares of Holdings were exchanged for shares of a single series of common stock of Holdings (the "Recapitalization"). As a result of the Recapitalization and 2011 Merger, all preferred and common stock (other than restricted stock) of the Company were cancelled and all shares of common stock of Holdings were converted into common stock of the Company. Immediately following the Recapitalization and 2011 Merger, the Company had 87,500,000 shares of common stock issued and outstanding, including 120,135 shares of restricted stock. The surviving corporation in the 2011 Merger retained the name "Bankrate, Inc." The 2011 Merger was accounted for as a common control merger and in a manner similar to a pooling of interests. Accordingly, Holdings and Bankrate were consolidated retroactively to the earliest period presented, using the historical cost basis of each entity. The common stock, per common share, and increase in authorized share amounts in these consolidated financial statements and notes to consolidated financial statements have been presented to retroactively reflect these transactions to the earliest period presented.

In connection with the 2011 Merger and the initial public offering, the Company entered into a Fourth Amended and Restated Stockholders Agreement that provides the Company's existing direct and indirect stockholders with certain rights, including rights of Ben Holdings S.à r.l., a stockholder of the Company, which is, in turn, controlled by Apax US VII, L.P., and Apax Europe VII-A, L.P., Apax Europe VII-B, L.P. and Apax Europe VII-1, L.P. (the "Apax VII Funds").

Initial Public Offering

On June 22, 2011, the Company completed its initial public offering ("IPO") whereby it and certain of its existing stockholders sold 22,994,455 shares of common stock at a public offering price of $15.00 per share, including 2,994,455 shares sold by certain of its existing stockholders upon the exercise of the underwriters' option to purchase additional shares. The Company's shares are traded on the New York Stock Exchange (NYSE) under the symbol "RATE." The offer and sale of all of the shares in the IPO were registered under the Securities Act pursuant to a registration statement on Form S-1 (File No. 333-173550), which was declared effective by the SEC on June 16, 2011. Our portion of the net proceeds from the IPO was approximately $170.3 million after deducting underwriting discounts of $11.3 million and offering costs of $5.9 million. In addition, during the nine months ended September 30, 2011, we incurred costs associated with the IPO and S-4 registration statement in relation to our exchange offer, which included $34.7 million paid to Apax Partners, L.P. for termination of monitoring fees, merger and acquisition advisory services, IPO services for secondary shares, exchange offer advisory services, and other services provided to Bankrate's management. The payment to APAX has been recorded in the following manner based on our best estimate of the time incurred and the value attributable to each transaction: $30.0 million as a part of acquisition, offering and related expenses and related party fees, $3.8 million netted against IPO proceeds and $917,000 to deferred financing costs. We used approximately $123.0 million of the net proceeds from the offering to repay the principal and accrued interest on our Senior Secured Notes (see Note 7). We intend to use the balance of the net proceeds from the offering for working capital and other general corporate purposes, including financing our growth.

As part of the 22,994,455 shares of common stock sold in the IPO, 10,494,455 shares of common stock were sold by certain existing stockholders at a public offering price of $15.00 per share, including 2,994,455 shares sold by the selling stockholders upon the exercise of the underwriters' option to purchase additional shares. The Company did not receive any of the proceeds from the sale of such shares by the selling stockholders.

Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in United States ("GAAP") for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for the fair statement of our results have been included. Operating results for the three and nine months ended September 30, 2011 are not necessarily indicative of the results that may be expected for the year ending December 31, 2011, for any other interim period or for any other future year.

The condensed consolidated balance sheet at December 31, 2010 has been derived from the audited financial statements at that date, but does not include all of the disclosures required by GAAP. The accompanying condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto contained in the Company's Prospectus filed with the Securities and Exchange Commission ("SEC") on June 17, 2011 pursuant to Rule 424(b) under the Securities Act of 1933.

There have been no significant changes in the Company's accounting policies from those disclosed in its prospectus filed with the SEC on June 17, 2011.

The accompanying condensed consolidated financial statements include the accounts of Bankrate, Inc., NetQuote Holdings, Inc., NetQuote, Inc., CreditCards.com , Inc., CCRD Operating Company Inc., CreditCards.com Limited (United Kingdom), Freedom Marketing (United Kingdom), and Rate Holding Company (100% owner of Bankrate Information Consulting (Beijing) Co., Ltd.) after elimination of all intercompany accounts and transactions.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent gains and losses at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. We believe that the judgments, estimates and assumptions involved in the accounting for income taxes, stock based compensation, the allowance for doubtful accounts receivable, useful lives of intangible assets and intangible asset impairment, goodwill impairment, acquisition accounting, and contingencies have the greatest potential impact on our financial statements, so we consider these to be our critical accounting policies. Actual results could differ from those estimates.

Cash and Cash Equivalents

We consider all highly liquid debt investments purchased with a maturity at date of purchase of less than three months to be cash and cash equivalents. The carrying value of these investments approximates fair value. As of September 30, 2011, our cash and cash equivalents consisted of approximately $5.1 million of U.S. Treasury securities with 30-day maturities, approximately $1.2 million held in British pound sterling, approximately $57.6 million of operating cash subject to the $250,000 FDIC insured deposit limit, and approximately $573,000 held in Renminbi in China.

Allowance for Doubtful Accounts

We maintain an allowance for doubtful accounts for estimated losses resulting from the inability or unwillingness of our customers to make required payments. We look at historical write-offs and sales growth when determining the adequacy of the allowance. Should the financial condition of our customers deteriorate, resulting in an impairment of their ability to make payments, or if the level of accounts receivable increases, the need for possible additional allowances may be necessary. Any additions to the allowance for doubtful accounts receivable are recorded as bad debt expense and included in general and administrative expenses. During the three months ended September 30, 2011 and 2010, we charged approximately $561,000 and $419,000 to bad debt expense, and wrote off (net of recoveries) $562,000 and $388,000, respectively, of accounts deemed uncollectible. During the nine months ended September 30, 2011 and 2010, we charged approximately $1.7 million, and $487,000 to bad debt expense, and wrote off (net of recoveries) $1.8 million and recovered (net of write offs) $373,000, respectively, of accounts deemed uncollectible.

Intangible Assets

Intangible assets consist primarily of internet domain names and URLs, trademarks, customer relationships, affiliate network relationships and developed technologies acquired in connection with the Acquisition and our subsequent acquisitions in 2011 and 2010 (see Note 8). Intangible assets are being amortized over their estimated useful lives primarily on a straight-line basis.

Intangible asset categories and their estimated useful lives are as follows:

Estimated Useful Life
Trademarks, domain names and URLs	2-25 years
Customer relationships	8-15 years
Affiliate network relationships	1-9 years
Developed technologies	3-6 years

Intangible assets subject to amortization and their weighted average amortization periods were as follows as of September 30, 2011:

($ in thousands)	Cost	Accumulated Amortization	Net	Weighted Average Amortization Period Years
Trademarks and URLs	$192,573	$(15,495)	$177,078	20.1
Customer relationships	200,939	(39,254)	$161,685	8.8
Affiliate network relationships	12,790	(10,533)	$2,257	3.9
Developed technologies	17,470	(6,191)	11,279	4.7

	$423,772	$(71,473)	$352,299	13.6

Intangible assets subject to amortization and their weighted average amortization periods were as follows as of December 31, 2010:

(In thousands)	Cost	Accumulated Amortization	Net	Weighted Average Amortization Period Years
Trademarks and URLs	$178,823	$(8,289)	$170,534	20.6
Customer relationships	202,390	(21,728)	180,662	8.8
Affiliate network relationships	10,490	(8,944)	1,546	1.5
Developed technologies	16,100	(3,097)	13,003	4.7

	$407,803	$(42,058)	$365,745	13.6

Amortization expense for the three months ended September 30, 2011 and 2010 was $9.8 million and $10.4 million, respectively. Amortization expense for the nine months ended September 30, 2011 and 2010 was $29.6 million and $24.0 million, respectively.

Future amortization expense as of September 30, 2011 is expected to be:

($ in thousands)	Amortization Expense
Remainder of 2011	$9,217
2012	38,099
2013	37,053
2014	35,762
2015	34,984
Thereafter	197,184

Total expected amortization expense of intangible assets	$352,299

Impairment of Long-Lived Assets Including Assets with Finite Lives

ASC 360, Property, Plant and Equipment, requires that long-lived assets including intangible assets with finite lives be amortized over their estimated useful life and reviewed for impairment. We continually monitor events and changes in circumstances that could indicate carrying amounts of our long-lived assets including intangible assets with finite lives may not be recoverable. When such events or changes in circumstances occur, we assess the recoverability of such assets by determining whether the carrying value will be recovered through the undiscounted expected future cash flows. If the future undiscounted cash flows are less than the carrying amount of such assets, we recognize an impairment loss based on the excess of the carrying amount over the fair value of the assets. There was no impairment of long-lived assets including intangible assets with finite lives for the nine months ended September 30, 2011 and 2010.

Goodwill

In accordance with ASC 350, Intangibles—Goodwill and Other, we review our goodwill for impairment annually, or more frequently, if facts and circumstances warrant a review, at the reporting unit level. Our annual impairment test is performed as of October 1 of each year. We have determined that we have one segment with one reporting unit. The provisions of ASC 350 require that a two-step test be performed to assess goodwill for impairment. First, the fair value of the reporting unit is compared to its carrying value. If the fair value exceeds the carrying value, goodwill is not impaired and no further testing is performed. The second step is performed if the carrying value exceeds the fair value. The implied fair value of the reporting unit's goodwill must be determined and compared to the carrying value of the goodwill. If the carrying value of a reporting unit's goodwill exceeds its implied value, an impairment loss equal to the difference will be recorded. In determining the fair value of our reporting units, we rely on the Income Approach and the Market Approach. Under the Income Approach, the fair value of a business unit is based on the cash flows it can be expected to generate over its remaining life. The estimated cash flows are converted to their present value equivalent using an appropriate rate of return. The Market Approach utilizes a market comparable method whereby similar publicly traded companies are valued using Market Values of Invested Capital ("MVIC") multiples (i.e., MVIC to revenue, MVIC to earnings before interest and taxes, MVIC to cash flow, etc.) and then these MVIC multiples are applied to a company's operating results to arrive at an estimate of value.

Goodwill activity for the nine months ended September 30, 2011 is shown below:

($ in thousands)
Balance, December 31, 2010	$559,168
Adjustment during the measurement period relating to acquisition of NetQuote Holdings, Inc.	205
Adjustment during the measurement period relating to acquisition of CreditCards.com, Inc.	5,400
Other acquisitions	8,972

Balance, September 30, 2011	$573,745

There have been no triggering events during the nine months ended September 30, 2011 and 2010 that would require an impairment test during the periods.

Website Development

We account for our website development costs under ASC 350-50, Intangibles—Goodwill and Other – Website Development Costs. ASC 350-50 provides guidance on the accounting for the costs of development of company websites into five stages: (1) the planning stage, during which the business and/or project plan is formulated and functionalities, necessary hardware and technology are determined, (2) the website application and infrastructure development stage, which involves acquiring or developing hardware and software to operate the website, (3) the graphics development stage, during which the initial graphics and layout of each page are designed and coded, (4) the content development stage, during which the information to be presented on the website, which may be either textual or graphical in nature, is developed, and (5) the operating stage, during which training, administration, maintenance and other costs to operate the existing website are incurred. The costs incurred in the website application and infrastructure stage, the graphics development stage and the content development stage are capitalized; all other costs are expensed as incurred. Website development costs are initially recorded in other assets and then transferred to fixed assets upon the completion of the project. We capitalized website development costs totaling $2.1 million and $1.4 million for the nine months ended September 30, 2011 and 2010, respectively. These amounts are included in furniture, fixtures and equipment or other assets in the accompanying condensed consolidated balance sheets, depending upon whether or not the project has been completed.

Basic and Diluted Income (Loss) Per Share

We compute basic income (loss) per share by dividing net income (loss) attributable to common stockholders for the period by the weighted average number of shares outstanding for the period. Diluted income (loss) per share includes the effects of dilutive common stock equivalents, consisting of outstanding stock-based awards, unrecognized compensation expense and tax benefits in accordance with ASC 718, Compensation— Stock Compensation, to the extent the effect is not antidilutive, using the treasury stock method. Since we have a net loss attributable to common stockholders, basic and diluted loss per share are the same for the nine months ended September 30, 2011 and the three and nine months ended September 30, 2010.

The following table presents the computation of basic and diluted loss per share:

	Three months ended		Nine months ended
($ in thousands, except per share data)	September 30, 2011	September 30, 2010	September 30, 2011		September 30, 2010
Net income (loss)	$7,132	$(7,742)	$(27,467	) $	(16,643)

Weighted average common shares and equivalents outstanding for basic income (loss) per share calculation	99,879,865	82,839,063	92,233,345		66,239,400
Additional dilutive shares related to share-based awards	547,526	—	—		—

Weighted average common shares and equivalents outstanding for diluted loss per share calculation	100,427,391	82,839,063	92,233,345		66,239,400
Basic and diluted income (loss) per share:
Basic	$0.07	$(0.09)	$(0.30	) $	(0.25)
Diluted	$0.07	$(0.09)	$(0.30	) $	(0.25)
Options to purchase shares of common stock and other share-based awards outstanding which are not included in the calculation of diluted income (loss) per share because their impact is anti-dilutive	—	—	517,510		—

Stockholders' Equity

The activity in stockholders' equity for the nine months ended September 30, 2011 is shown below:

	Common Stock		Additional paid-in capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Total Stockholders' Equity
($ and shares in thousands)	Shares	Amount
Balance at December 31, 2010	87,380	$874	$657,095	$(31,173)	$(740)	$626,056
Foreign currency translation, net of taxes	—	—	—	—	57	57
Restricted stock issued, net of forfeitures	115	1	(1)	—	—	—
Common stock issued	12,500	125	170,194	—	—	170,319
Stock compensation	—	—	2,927	—	—	2,927
Net loss	—	—	—	(27,467)	—	(27,467)

Balance at September 30, 2011	99,995	1,000	830,215	(58,640)	(683)	771,892

Deferred Financing Costs

In connection with the issuance of the Intercompany Note in 2009 (Note 6), the Company incurred deferred financing costs of $526,000 related to the issuance of the $222.0 million note payable to Holdings which were amortized to interest expense using a method which approximates the effective interest method over the term of the related debt.

In connection with the issuance of the Notes in 2010 (Note 7), the Company incurred $11.6 million in underwriting fees that have been classified as deferred financing costs related to the issuance of the Senior Secured Notes, which are amortized to interest expense using a method which approximates the effective interest method over the term of the related debt.

In connection with the issuance of the revolving credit facilities in an aggregate amount of $100.0 million in June 2011 (Note 7), the Company incurred $3.0 million in bank and legal fees. These fees have been classified as deferred financing costs and are being amortized to interest expense using a straightline method over the term of the revolving credit facilities.

At September 30, 2011 and December 31, 2010, deferred financing costs had a balance of $8.8 million and $10.9 million, respectively and are included in other assets on the accompanying condensed consolidated balance sheet.

During the three months ended September 30, 2011 and 2010, we amortized $497,000 and $745,000 respectively in deferred financing costs. During the nine months ended September 30, 2011 and 2010, we amortized $1.5 million and $798,000 respectively in deferred financing costs. In addition, the Company expensed approximately $3.5 million of deferred financing cost in June 2011 as a result of the redemption of $105.0 million aggregate principal amount of outstanding Notes, which is included in loss on redemption of Notes on the accompanying condensed consolidated statements of operations.

Stock Based Compensation

We account for stock-based compensation in accordance with ASC 718, Compensation—Stock Compensation. Under the fair value recognition provisions of ASC 718, stock based compensation cost is measured at the grant date based on the fair value of the award and is recognized as an expense on a straight-line basis over the requisite service period, which is generally the vesting period. See Note 2 for further information regarding our stock-based compensation assumptions and expense.

Income Tax Benefit

We calculate our income tax (expense) benefit for interim periods based on the estimate of the annual effective tax rate. We account for income taxes in accordance with ASC 740, Income Taxes. Under this method, deferred income taxes are determined based on the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of enacted tax laws. Deferred income tax provisions and benefits are based on changes to the assets or liabilities from year to year. In providing for deferred taxes, we consider tax regulations of the jurisdictions in which we operate, estimates of future taxable income, and available tax planning strategies. If tax regulations, operating results, or the ability to implement tax-planning strategies varies, adjustments to the carrying value of the deferred tax assets and liabilities may be required. Valuation allowances are based on the "more likely than not" criteria of ASC 740.

The accounting for uncertain tax positions guidance under ASC 740 requires that we recognize the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority. We recognize interest and penalties on uncertain tax positions as a component of income tax expense.

Foreign Currency Translation

Our foreign operations generally use the local currency as their functional currency. Assets and liabilities of these operations are translated at the exchange rates in effect on the balance sheet date. Income statement items are translated at the average exchange rates for the year. The impact of currency fluctuations is recorded in accumulated other comprehensive loss as a currency translation adjustment.

Comprehensive Income (Loss)

Comprehensive income for three months ended September 30, 2011 is approximately $7.0 million, which includes net income of approximately $7.1 million and approximately $132,000 loss in foreign currency translation adjustment. Comprehensive loss for the nine months ended September 30, 2011 is approximately $27.4 million, which includes net loss of approximately $27.5 million and $57,000 gain in foreign currency translation adjustment. Comprehensive loss for the three and nine months ended September 30, 2010 is $8.0 million and $16.9 million, respectively, due to $215,000 loss in foreign currency translation adjustment.

Segment Reporting

Through the nine months ended September 30, 2011, we operated in one reportable business segment. We evaluate the operating performance of our business as a whole. Our chief operating decision maker (i.e., chief executive officer) reviews financial information presented on a consolidated basis, accompanied by disaggregated information about revenues by type for purposes of allocating resources and evaluating financial performance. There are no business unit managers who are held accountable by our chief operating decision-maker, or anyone else, for operations, operating results, budgeting and strategic planning for levels or components below the consolidated unit level.

Geographic Data and Concentrations

The Company has approximately $57.6 million of operating cash subject to the $250,000 FDIC insured deposit limit as of September 30, 2011. No single country outside of the U.S. accounted for more than 10% of revenue during the three and nine months ended September 30, 2011 and 2010. There was one customer that accounted for 12% of net sales during the three months ended September 30, 2011 and no customers accounted for more than 10% of net sales during the three months ended September 30, 2010. There was one customer that accounted for 12% of net sales during the nine months ended September 30, 2011 and no customers accounted for more than 10% of net sales during the nine months ended September 30, 2010. One customer's accounts receivable balances constituted 18%, while a second customer's balance constituted 15% of the accounts receivable balance as of September 30, 2011. One customer's accounts receivable balance constituted 15% while a second customer's balance constituted 10% of the accounts receivable balance as of December 31, 2010.

Revenue and long-lived assets related to the U.S. and international operations and revenue by type for the three months and nine months ended September 30, 2011 and 2010 are as follows:

	Three months ended		Nine months ended
($ in thousands)	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010

Revenue:
USA	$110,774	$69,215	$304,132	$141,884
International	2,130	1,401	6,299	1,449

	$112,904	$70,616	$310,431	$143,333

Revenue:
Online	$110,937	$69,028	$304,313	$138,470
Print	$1,967	$1,588	$6,118	$4,863

	$112,904	$70,616	$310,431	$143,333

	September 30, 2011	December 31, 2010
Long lived assets:
USA	$931,025	$928,411
International	$4,340	$4,580

Balance, end of period	$935,365	$932,991

Fair Value Measurement

The carrying amounts of cash, accounts receivable, accrued interest, and accounts payable approximate estimated fair value. The U.S. Treasury securities are measured using quoted market prices available on active markets. In measuring the fair value of the Senior Secured Notes, the Company used market information. These estimates require considerable judgment in interpreting market data, and changes in assumptions or estimation methods could significantly affect the fair value estimates.

The following table presents estimated fair value, and related carrying amounts, as of September 30, 2011 and December 31, 2010:

	September 30, 2011		December 31, 2010
($ in thousands)	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value

Financial Assets:
Cash and cash equivalents	$64,489	$64,489	$115,630	$115,630
Accounts receivable	$69,205	$69,205	$42,731	$42,731

Financial Liabilities:
Revolving credit facility	$—	$—	$—	$—
Senior secured notes	$193,537	$218,400	$297,417	$331,500
Accrued interest	$4,859	$4,859	$16,393	$16,393

Recent Accounting Pronouncements

Recently Adopted Pronouncements

In January 2010, the FASB issued Accounting Standards Update ("ASU") 2010-06, Improving Disclosures about Fair Value Measurements (Topic 820)—Fair Value Measurements and Disclosures, to add additional disclosures about the different classes of assets and liabilities measured at fair value, the valuation techniques and inputs used, the activity in Level 3 fair value measurements, and the transfers between Levels 1, 2, and 3. The new disclosures and clarifications of existing disclosures are effective for annual or interim reporting periods beginning after December 15, 2009, except for the requirement to provide the Level 3 activity. Those disclosures are effective for fiscal years beginning after December 15, 2010. The implementation of ASU 2010-06 relative to Level 3 investments did not have a material impact on the Company's condensed consolidated financial statements.

In October 2009, the FASB issued ASU 2009-13 (an update to ASC 605-25), Revenue Recognition: Multiple-Element Arrangements which is effective for annual periods beginning on or after June 15, 2010; however, early adoption is permitted. In arrangements with multiple deliverables, ASU 2009-13 permits entities to use management's best estimate of selling price to value individual deliverables when those deliverables have never been sold separately or when third-party evidence is not available. In addition, any discounts provided in multiple-element arrangements will be allocated on the basis of the relative selling price of each deliverable. The adoption of ASU 2009-13 did not have a material impact on the Company's condensed consolidated financial statements.

In December 2010, the FASB issued ASU 2010-28, Intangibles - Goodwill and Other (Topic 350) - When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts. ASU 2010-28 modifies Step 1 of the goodwill impairment test so that for those reporting units with zero or negative carrying amounts, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not based on an assessment of qualitative indicators that a goodwill impairment exists. In determining whether it is more likely than not that goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. ASU 2010-28 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. The adoption of ASU 2010-28 did not have a material impact on the Company's condensed consolidated financial statements.

In December 2010, the FASB issued ASU 2010-29, Disclosure of Supplementary Pro Forma Information for Business Combinations (ASC Topic 805, Business Combinations). The amendments in this update specify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments in this update are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. The adoption of ASU 2010-29 did not have a material impact on the Company's condensed consolidated financial statements.

Accounting Pronouncements to be adopted in the future

In September 2011, the FASB issued ASU 2011-08, Intangibles—Goodwill and others (Topic 350)—Testing Goodwill for Impairment. The amendments permit an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in Topic 350. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. As permitted under ASU 2011-08, the Company intends to early adopt this ASU as of October 1, 2011. The adoption of ASU 2011-08 is not expected to have a material impact on the Company's condensed consolidated financial statements.

In May 2011, the FASB issued ASU 2011-04, Fair value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and IFRS's. ASU 2011-04 amends Topic 820, Fair Value Measurement to change the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The amendments include wording changes that clarify the FASB's intent about the application of existing fair value measurement and disclosure requirements and those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments are effective during interim and annual periods beginning after December 15, 2011. The adoption of ASU 2011-04 is not expected to have a material impact on the Company's condensed consolidated financial statements.

In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. ASU 2011-05 amends Topic 220, Comprehensive Income, to give an entity the option for presenting the total of comprehensive income, the components of net income and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The amendment in this update is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and should be applied retrospectively. The adoption of ASU 2011-05 is not expected to have a material impact on the Company's condensed consolidated financial statements.

NOTE 1—Organization and Summary of Significant Accounting Policies

The Company

Bankrate, Inc. and subsidiaries ("Bankrate" or the "Company," "we," "us," "our") own and operate an Internet-based consumer banking and personal finance network ("Online Network"). Our flagship website, Bankrate.com, is one of the Internet's leading aggregators of information on more than 300 financial products and fees, including mortgages, deposits, insurance, credit cards, and other personal finance categories. Additionally, we provide financial applications and information to a network of distribution partners and through national and state publications.

The Company was originally organized under the laws of the State of Florida, however, on April 15, 2011, the Company merged with a newly formed Delaware corporation in order to reincorporate from Florida to Delaware. Upon the consummation of the merger, each outstanding common and preferred share of the Company was converted into an equivalent share of the new Delaware corporation which assumed the name Bankrate, Inc.

Ben Holdings, Inc. ("Holdings"), a majority owned subsidiary of Ben Holdings S.à r.l, was formed on July 17, 2009 for the sole purpose of acquiring Bankrate. On July 22, 2009, Holdings, together with Ben Merger Sub, Inc. a Florida corporation and a wholly owned subsidiary of Holdings ("Merger Sub") entered into an agreement and plan of merger (the "Acquisition") with Bankrate. As a result, Bankrate became a wholly owned subsidiary of Holdings. In accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 805, Business Combinations, the Acquisition was accounted for on August 25, 2009, the date of which Holdings obtained control of the Bankrate. From July 17, 2009 (date of inception) to August 25, 2009, Holdings had no operating activity except for certain expenses incurred in the acquisition of Bankrate.

2011 Recapitalization and Merger

On June 21, 2011, Holdings merged with and into the Company with the Company surviving the merger ("2011 Merger"). In connection with the 2011 Merger, Holdings underwent an internal recapitalization in which all preferred and common shares of Holdings were exchanged for shares of a single series of common stock of Holdings (the "Recapitalization"). As a result of the Recapitalization and 2011 Merger, all preferred and common stock (other than restricted stock) of the Company were cancelled and all shares of common stock of Holdings were converted into common stock of the Company. Immediately following the Recapitalization and 2011 Merger, the Company had 87,500,000 shares of common stock issued and outstanding, including 120,135 shares of restricted stock. The surviving corporation in the 2011 Merger retained the name "Bankrate, Inc." The 2011 Merger was accounted for as a common control merger and in a manner similar to a pooling of interests. Accordingly, Holdings and Bankrate were consolidated retroactively to the earliest Successor period presented, using the historical cost basis of each entity. The common stock, per common share, and increase in authorized share amounts in these consolidated financial statements and notes to consolidated financial statements have been presented to retroactively reflect these transactions to the earliest Successor period presented.

In connection with the 2011 Merger and the initial public offering, the Company entered into a Fourth Amended and Restated Stockholders Agreement that provides the Company's existing direct and indirect stockholders with certain rights, including rights of Ben Holdings S.à r.l., a stockholder of the Company, which is, in turn, controlled by Apax US VII, L.P., and Apax Europe VII-A, L.P., Apax Europe VII-B, L.P. and Apax Europe VII-1, L.P. (the "Apax VII Funds").

Initial Public Offering

On June 22, 2011, the Company completed its initial public offering ("IPO") whereby it and certain of its existing stockholders sold 22,994,455 shares of common stock at a public offering price of $15.00 per share, including 2,994,455 shares sold by certain of its existing stockholders upon the exercise of the underwriters' option to purchase additional shares. The Company's shares are traded on the New York Stock Exchange (NYSE) under the symbol "RATE." The offer and sale of all of the shares in the IPO were registered under the Securities Act pursuant to a registration statement on Form S-1 (File No. 333-173550), which was declared effective by the SEC on June 16, 2011. Our portion of the net proceeds from the IPO was approximately $170.3 million after deducting underwriting discounts of $11.3 million and offering costs of $5.9 million. In addition, during the nine months ended September 30, 2011, we incurred costs associated with the IPO and S-4 registration statement in relation to our exchange offer, which included $34.7 million paid to Apax Partners, L.P. for termination of monitoring fees, merger and acquisition advisory services, IPO services for secondary shares, exchange offer advisory services, and other services provided to Bankrate's management. The payment to APAX has been recorded in the following manner based on our best estimate of the time incurred and the value attributable to each transaction: $30.0 million as a part of acquisition, offering and related expenses and related party fees, $3.8 million netted against IPO proceeds and $917,000 to deferred financing costs. We used approximately $123.0 million of the net proceeds from the offering to repay the principal and accrued interest on our Senior Secured Notes (see Note 7). We intend to use the balance of the net proceeds from the offering for working capital and other general corporate purposes, including financing our growth.

As part of the 22,994,455 shares of common stock sold in the IPO, 10,494,455 shares of common stock were sold by certain existing stockholders at a public offering price of $15.00 per share, including 2,994,455 shares sold by the selling stockholders upon the exercise of the underwriters' option to purchase additional shares. The Company did not receive any of the proceeds from the sale of such shares by the selling stockholders.

Holdings' Acquisition of Bankrate (the "Acquisition")

On July 22, 2009, Holdings, together with Ben Merger Sub, Inc., a Florida corporation and a wholly-owned subsidiary of Holdings ("Merger Sub") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Bankrate. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions of the Merger Agreement, Merger Sub commenced a tender offer (the "Tender Offer") to purchase all of Bankrate's outstanding shares of common stock, par value $0.01 per share (the "Shares"), for $28.50 per share payable net to the seller in cash, without interest and less any applicable withholding taxes (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated July 28, 2009 and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constituted the "Offer"). A total of 5,397,131 Shares (including 635,671 Shares tendered by notice of guaranteed delivery) were validly tendered and not withdrawn as of the expiration time, representing approximately 28% of the then outstanding Shares. As permitted by the Merger Agreement and the terms of the Offer, Merger Sub elected to take into account all Shares subject to the Non-Tender and Support Agreements entered into by certain directors and officers of Bankrate resulting in approximately 52% of the then outstanding Shares being validly tendered. Merger Sub accepted for payment all Shares that were validly tendered and not withdrawn prior to expiration of the Offer.

Subsequent to the expiration of the Offer, on August 25, 2009, Merger Sub exercised the option (the "Top-Up Option") to purchase additional Shares directly from Bankrate. The Top-Up Option Shares, when combined with the number of Shares owned by Holdings and Merger Sub immediately prior to the time of exercise of the Top-Up Option, resulted in Holdings owning more than 90% of Bankrate Shares. Pursuant to the Merger Agreement, Merger Sub merged with and into Bankrate (the "2009 Merger") with Bankrate surviving the 2009 Merger as a wholly-owned subsidiary of Holdings. All remaining outstanding Shares not tendered in the Tender Offer (other than Shares owned by Holdings, Merger Sub, Bankrate, and certain of Bankrate's officers and directors as set forth in the Support Agreements), were acquired for cash at the Offer Price after a 30-day notice period ending on September 25, 2009 and on the terms and conditions set forth in the Merger Agreement. The transaction was valued at approximately $576.2 million. The amount paid in cash by Holdings was $552.5 million with the remaining amount paid using Bankrate's cash.

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

Note 2—Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements include the accounts of Bankrate, Inc., and subsidiaries Wescoco LLC, Mortgage Market Information Services, Inc., Interest.com, Inc., NetQuote Holdings, Inc., NetQuote Inc., CreditCards.com, Inc., CCRD Operating Company Inc., CreditCards.com Limited (United Kingdom), Freedom Marketing (United Kingdom), and Rate Holding Company (100% owner of Bankrate Information Consulting (Beijing) Co., Ltd.) after elimination of all intercompany accounts and transactions.

The 2011 Merger was accounted for as a common control merger and in a manner similar to a pooling of interests. Accordingly, Holdings and Bankrate were consolidated retroactively to the earliest Successor period presented using the historical cost basis of each entity.

In conjunction with the 2009 Merger, the acquisition of Bankrate by Holdings was accounted for on August 25, 2009, the date of which Holdings obtained control of Bankrate, in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 805, Business Combinations. The assets and liabilities of Bankrate were adjusted to reflect Holdings' basis in accordance with ASC 805. From July 17, 2009 (date of inception) to August 25, 2009, Holdings had no operating activity except for certain expenses incurred in the Acquisition. The Company is sometimes referred to as the "Successor" for periods on or after July 17, 2009, and the "Predecessor" for periods prior to August 25, 2009.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent gains and losses at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. We believe that the judgments, estimates and assumptions involved in the accounting for income taxes, the allowance for doubtful accounts receivable, useful lives of intangible assets and intangible asset impairment, goodwill impairment, acquisition accounting, and contingencies have the greatest potential impact on our financial statements, so we consider these to be our critical accounting policies. Actual results could differ from those estimates.

Cash and Cash Equivalents

We consider all highly liquid debt investments purchased with an original maturity of less than three months to be cash equivalents. The carrying value of these investments approximates fair value. As of December 31, 2010, our cash equivalents consisted of approximately $91.0 million of U.S. Treasury securities with 30-day maturities, approximately $1.3 million held in British pound sterling, $22.1 million of operating cash subject to the $250,000 FDIC insured deposit limit, and $350,000 held in Renminbi in China.

Allowance for Doubtful Accounts, net of recoveries

We maintain an allowance for doubtful accounts for estimated losses resulting from the inability or unwillingness of our customers to make required payments. We look at historical write-offs and sales growth when determining the adequacy of the allowance. Should the financial condition of our customers deteriorate, resulting in an impairment of their ability to make payments, or if the level of accounts receivable increases, the need for possible additional allowances may be necessary. Any additions to the allowance for doubtful accounts are recorded as bad debt expense and included in general and administrative expenses. During the year ended December 31, 2010, the period from July 17, 2009 to December 31, 2009, the period from January 1, 2009 to August 24, 2009 and year ended December 31, 2008 we charged approximately $776,000 (Successor), $126,000 (Successor), $540,000 (Predecessor), and $1.2 million (Predecessor), respectively, to bad debt expense, and wrote off approximately $12,000 (Successor), $0 (Successor), $683,000 (Predecessor), and $2.0 million (Predecessor), respectively, of accounts deemed uncollectible.

Furniture, Fixtures and Equipment

Furniture, fixtures and equipment are stated at cost less accumulated depreciation, and are depreciated on a straight-line basis over the estimated useful lives of the assets which range from three to seven years. Leasehold improvements are depreciated on a straight-line basis over the shorter of the lease term or the estimated useful lives of the improvements. Certain equipment held under capital leases are classified as equipment and the related obligations are recorded as capital lease obligations.

Intangible Assets

Intangible assets consist primarily of domain names and URLs, customer relationships, affiliate relationships and developed technologies acquired in connection with the Acquisition and our subsequent acquisitions in 2010 (see Note 11). Intangible assets are being amortized over their estimated useful lives on both straight-line and accelerated bases.

Subsequent to the Acquisition, the asset categories and their estimated useful lives are as follows:

Successor Estimated Useful Life
Trademarks and URLs	10-23 years
Customer relationships	8-10 years
Affiliate network relationships	1-2 years
Developed technologies	3-6 years

See Impairment of Long-Lived Assets below for a discussion of impairment charges recorded by the Predecessor in the three months ended December 31, 2008.

Impairment of Long-Lived Assets Including Intangible Assets with Finite Lives

ASC 360, Property, Plant and Equipment, requires that long-lived assets including intangible assets with finite lives be amortized over their estimated useful life and reviewed for impairment. We continually monitor events and changes in circumstances that could indicate carrying amounts of our long-lived assets including intangible assets with finite lives may not be recoverable. When such events or changes in circumstances occur, we assess the recoverability of such assets by determining whether the carrying value will be recovered through the undiscounted expected future cash flows. If the future undiscounted cash flows are less than the carrying amount of such assets, we recognize an impairment loss based on the excess of the carrying amount over the fair value of the assets.

There was no impairment of long-lived assets including intangible assets with finite lives for the year ended December 31, 2010, the period from July 17, 2009 to December 31, 2009 and the period from January 1, 2009 to August 24, 2009. In the three months ended December 31, 2008, we recorded impairment charges of approximately $519,000 (Predecessor) related to certain developed technology and Internet domain names that we ceased using. In the three months ended December 31, 2008, we also recorded an impairment charge of approximately $1.9 million (Predecessor) related to customer relationships in our print publishing and licensing business due to the continuing trend of declining revenue and operating margins with no indications of improvement in the near future.

Goodwill

In accordance with ASC 350, Intangibles—Goodwill and Other, we review our goodwill for impairment annually, or more frequently, if facts and circumstances warrant a review, at the reporting unit level. Our annual impairment test is performed as of October 1st of each year. We have determined that we have one segment with one reporting unit. The provisions of ASC 350 require that a two-step test be performed to assess goodwill for impairment. First, the fair value of the reporting unit is compared to its carrying value. If the fair value exceeds the carrying value, goodwill is not impaired and no further testing is performed. The second step is performed if the carrying value exceeds the fair value. The implied fair value of the reporting unit's goodwill must be determined and compared to the carrying value of the goodwill. If the carrying value of a reporting unit's goodwill exceeds its implied value, an impairment loss equal to the difference will be recorded. Our impairment tests are based on the Company's single operating segment and reporting unit structure. We performed impairment evaluations in 2010 and 2009, and concluded that there was no impairment of goodwill.

Website Development

We account for our website development costs under ASC 350-50, Intangibles—Goodwill and Other—Website Development Costs. ASC 350-50 provides guidance on the accounting for the costs of development of company websites, dividing the website development costs into five stages: (1) the planning stage, during which the business and/or project plan is formulated and functionalities, necessary hardware and technology are determined, (2) the website application and infrastructure development stage, which involves acquiring or developing hardware and software to operate the website, (3) the graphics development stage, during which the initial graphics and layout of each page are designed and coded, (4) the content development stage, during which the information to be presented on the website, which may be either textual or graphical in nature, is developed, and (5) the operating stage, during which training, administration, maintenance and other costs to operate the existing website are incurred. The costs incurred in the website application and infrastructure stage, the graphics development stage and the content development stage are capitalized; all other costs are expensed as incurred. The Company capitalized website development costs totaling approximately $2.6 million (Successor), $0 (Successor), $1.0 million (Predecessor), and $3.2 million (Predecessor) during the year ended December 31, 2010, the period from July 17, 2009 to December 31, 2009, the period from January 1, 2009 to August 24, 2009 and year ended December 31, 2008, respectively. These amounts are amortized over a three year period.

Basic and Diluted Earnings (Loss) Per Share

We compute basic earnings (loss) per share by dividing net income (loss) for the year by the weighted average number of shares outstanding for the year. Diluted earnings (loss) per share includes the effects of dilutive common stock equivalents, consisting of outstanding share-based awards, unrecognized compensation expense and tax benefits in accordance with ASC 718, Compensation – Stock Compensation, to the extent the effect is not antidilutive, using the treasury stock method.

The following table presents the computation of basic and diluted earnings (loss) per share:

	Successor		Predecessor
($ in thousands, except per share data)	Year ended December 31, 2010	Period from July 17 to December 31, 2009	Period from January 1 to August 24, 2009	Year ended December 31, 2008
Net (loss) income	$(21,397)	$(9,776)	$(34,584)	$19,621

Weighted average common shares outstanding for basic earnings per share calculation	71,494,223	43,692,073	18,862,259	18,848,125
Additional dilutive shares related to share-based awards	—	—	—	650,084

Weighted average common shares and equivalents outstanding for diluted earnings per share calculation	71,494,223	43,692,073	18,862,259	19,498,209

Basic and diluted earnings per share:
Basic	$(0.30)	$(0.22)	$(1.83)	$1.04
Diluted	(0.30)	(0.22)	(1.83)	1.01

The weighted average number of common shares outstanding used in computing diluted net loss per share equals basic earnings per share for the year ended December 31, 2010, the period from July 17, 2009 to December 31, 2009, and the period from January 1, 2009 to August 24, 2009. The weighted average number of common shares outstanding used in computing diluted net income per share for the year ended December 31, 2008 includes the shares resulting from the dilutive effect of outstanding share-based awards. For the year ended December 31, 2008, 716,500 shares attributable to the assumed exercise of outstanding stock options were excluded from the calculation of diluted net income per share because the effect was anti-dilutive. Additionally, 140,000 shares of restricted stock in 2008 were excluded from the calculation of diluted net income since the vesting of those shares was contingent on achieving certain market conditions (see Note 3).

Deferred Compensation Plan

During 2002, we established a non-qualified deferred compensation plan that permits eligible employees to defer a portion of their compensation. The deferred compensation liability (other non-current liabilities) was $183,000 and $174,000 at December 31, 2010 and 2009, respectively. We have established a grantor trust (Rabbi Trust) to provide funding for benefits payable under our non-qualified deferred compensation plan. The assets held in the trust amounted to $144,000 and $142,000 at December 31, 2010 and 2009, respectively. The Rabbi Trust's assets consist of short-term cash investments and a managed portfolio of equity securities. These assets are included in other assets in the accompanying consolidated balance sheets.

Deferred Financing Costs

In connection with the acquisitions of NetQuote and CreditCards and the issuance of the Senior Secured Notes (Note 10), on July 13, 2010, the parties converted the Shareholder Notes (Note 9) into common shares and we fully amortized the remaining deferred financing costs in the amount of $436,000.

In connection with the issuance of the Senior Secured Notes on July 13, 2010, the Company incurred approximately $11.6 million in underwriting fees and direct costs that have been classified as deferred financing costs related to the issuance of the Senior Secured Notes, which are amortized to interest expense using the effective interest method over the term of the related debt.

During the year ended December 31, 2010 and the period from July 17, 2009 to December 31, 2009, we amortized approximately $700,000 (Successor) and $37,000 (Successor), respectively, in deferred financing costs which is recorded in interest expense. At December 31, 2010 and 2009, deferred financing costs had a balance of approximately $10.9 million and $489,000, respectively, and are included in other assets on the accompanying consolidated balance sheets.

Income Tax Expense (Benefit)

We account for income taxes in accordance with ASC 740, Income Taxes. Under this method, deferred income taxes are determined based on the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of enacted tax laws. Deferred income tax provisions and benefits are based on changes to the assets or liabilities from year to year. In providing for deferred taxes, we consider tax regulations of the jurisdictions in which we operate, estimates of future taxable income, and available tax planning strategies. If tax regulations, operating results, or the ability to implement tax-planning strategies varies, adjustments to the carrying value of the deferred tax assets and liabilities may be required. Valuation allowances are based on the "more likely than not" criteria of ASC 740.

The accounting for uncertain tax positions guidance under ASC 740 requires that we recognize the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority. We recognize interest and penalties on uncertain tax positions as a component of income tax expense.

Foreign Currency Translation

Our foreign operations generally use the local currency as their functional currency. Assets and liabilities of these operations are translated at the exchange rates in effect on the balance sheet date. Income statement items are translated at the average exchange rates for the year. The impact of currency fluctuations is recorded in accumulated other comprehensive loss as a currency translation adjustment.

Comprehensive Income (Loss)

Comprehensive income (loss) consists of net income (loss) and other gains and losses for foreign currency translation that, under generally accepted accounting principles, are excluded from net (loss) income.

The components of comprehensive income (loss) for the year ended December 31, 2010, the period from July 17, 2009 to December 31, 2009, the period from January 1, 2009 to August 24, 2009 and year ended December 31, 2008 are as follows:

	Successor		Predecessor
($ in thousands)	Year ended December 31, 2010	Period from July 17 to December 31, 2009	Period from January 1 to August 24, 2009	Year ended December 31, 2008
Net (loss) income	$(21,397)	$(9,776)	$(34,584)	$19,621
Other comprehensive loss:
Foreign currency translation, net of tax of $493	(740)	—	—	—

Total comprehensive (loss) income	$(22,137)	$(9,776)	$(34,584)	$19,621

The components of accumulated other comprehensive loss as of December 31, 2010 and 2009 are as follows:

	December 31,
($ in thousands)	2010	2009
Foreign currency translation, net of tax of $493	$(740)	$—

Accumulated other comprehensive loss	$(740)	$—

Revenue Recognition

Online revenue made up 97% (Successor), 94% (Successor), 94% (Predecessor), and 95% (Predecessor) of total revenues during the year ended December 31, 2010, the period from July 17, 2009 to December 31, 2009, the period from January 1, 2009 to August 24, 2009 and year ended December 31, 2008, respectively. Online advertising is the sale of advertising, sponsorships, hyperlinks, and lead generation within our Online Network through Bankrate.com, Interest.com, Bankaholic.com, Mortgage-calc.com, CreditCardGuide.com, Nationwidecardservices.com, Creditcardsearchengine.com, Feedisclosure.com, Insureme.com, Bankrate.com.cn (China), CreditCards.com, Creditcards.ca, Netquote.com, and CD.com. The print publishing and licensing business is primarily engaged in the sale of advertising in the Mortgage Guide and CD & Deposit Guide rate tables, newsletter subscriptions, and licensing of research information.

No single customer accounted for more than 10% of total revenue for the periods presented. No material revenues were generated outside of the United States (see Note 6).

Online Revenue

Our online revenue is primarily derived from three monetization methods: display advertising, hyperlink advertising and lead generation advertising. In general, the amount of advertising we sell is a function of a number of market conditions including (1) the number of visitors to our Online Network, (2) the number of ad pages we serve to those visitors, (3) the click-through rate of our visitors on hyperlinks, (4) the number of advertisements per page, (5) the rate at which visitors apply for financial product offerings, and (6) advertiser demand.

Display advertising on our Online Network consists primarily of leader boards, sponsorship banners, badges, islands, posters and skyscraper advertisements. These advertisements are sold to advertisers on a cost-per-thousand impressions ("CPM") and to a lesser extent on a fixed-billed campaign basis. Display advertising sales are invoiced monthly at amounts based on specific contract terms predominantly based on the number of impressions actually delivered to the advertiser and to a lesser extent (less than 1.2% of total online revenue for all periods presented), on a contractual fixed bill basis. Revenue is recognized monthly based on the actual number of impressions delivered with any undelivered contracted billed impressions deferred on the Balance Sheet and recognized when impressions are delivered. We monitor fixed bill campaigns weekly and strive to match our fixed bill contracted impression terms to actual impressions delivered and make changes to our delivery schedule so that actual delivery and contracted impressions remain relatively consistent.

We also sell hyperlink advertising (interest rate table listings, credit card and insurance company listings) on our Online Network on a cost-per-click ("CPC"). Revenue is earned each time a visitor to our Online Network clicks on a rate table listing, net of invalid clicks. We also sell text links on our rate pages to advertisers on a CPC basis. Advertisers enter an auction bidding process on a third-party website for placement of their text link based on the amount they are willing to pay for each click-through to their website. We recognize revenue monthly for each text link based on the number of clicks, at the CPC contracted price.

Additionally, we sell lead generation advertising on a "per action" basis (i.e., a consumer application for a credit card, mortgage or insurance product) when a visitor to our Online Network completes an application for one of our advertisers' products. Revenue is recognized monthly based on the number of actions reported by the advertiser, subject to our verification. We are also involved in revenue sharing arrangements with our online partners where the consumer uses co-branded sites hosted by us. Revenue is effectively allocated to each partner based on the revenue earned from each site. The allocated revenue is shared according to distribution agreements. Revenue is recorded at gross amounts and partnership payments are recorded in cost of revenue, pursuant to the provisions of ASC 605-45, Revenue Recognition—Principal Agent Considerations.

We also generate revenue by delivering measurable online marketing results to our clients in the credit card and personal insurance verticals. These results are typically in the form of qualified leads or clicks, the outcomes of customer prospects submitting requests on, or to be contacted regarding a quote of a personal insurance product or an application for a credit card. These qualified leads are generated from our marketing activities on our websites or on third party websites with whom we have relationships. For credit cards, clients primarily pay us for leads that they can convert into customers. For credit card issuers that pay on a per approved application basis, revenue is earned and recognized when a credit card application is approved for issuance. For customers that pay on a per application or per click-through basis, revenue is recognized at the moment such activity is completed. For personal insurance products, clients pay us on a per lead basis whether or not they convert into customers. Revenue is recognized from each lead at the time the consumer information is delivered to the insurance agent and the Company has no further obligation to the consumer or insurance agent. Our customers may apply for credits on leads that are invalid. Revenue is reduced by credits matched to the month the lead was delivered. Depending on the product, advertisers have between 5 and 10 days following month end to request credit for a lead purchased in the previous month, after which they can no longer request or be granted a credit. We partner with vertical content websites that attract Internet visitors from organic search engine rankings due to the quality and relevancy of their content to search engine users. With these partners, we have entered into revenue sharing arrangements based on the revenue earned from their leads. Revenue is recorded at gross amounts and partnership payments are recorded in cost of revenue, pursuant to the provisions of ASC 605-45. In certain instances, customers prepay for our services and these unearned amounts are booked as deferred revenue and customer deposits.

Print Publishing and Licensing Revenue

Print publishing and licensing revenue represents advertising revenue from the sale of advertising in the Mortgage Guide and CD & Deposit Guide (formerly called Consumer Mortgage Guide) rate tables, newsletter subscriptions, and licensing of research information. We charge a commission for placement of the Mortgage Guide and CD & Deposit Guide in a print publication. Advertising revenue and commission income is recognized when the Mortgage Guide and CD & Deposit Guide run in the publication. Revenue from our newsletters is recognized ratably over the period of the subscription, which is generally up to one year. Revenue from the sale of research information is recognized ratably over the contract period.

We also earn fees from distributing editorial rate tables that are published in newspapers and magazines across the United States, from paid subscriptions to three newsletters, and from providing rate surveys to institutions and government agencies. In addition, we license research data under agreements that permit the use of rate information we develop to advertise the licensee's products in print, radio, television, and website promotions. Revenue for these products is recognized ratably over the contract/subscription periods.

Marketing Expenses

Marketing costs represent expenses associated with expanding brand awareness of our products and services to consumers and include key word (pay-per-performance) campaigns on Internet search engines, print and Internet advertising, marketing and promotion costs. Marketing costs are expensed as incurred. During the year ended December 31, 2010, the period from July 17, 2009 to December 31, 2009, the period from January 1, 2009 to August 24, 2009 and year ended December 31, 2008 we incurred approximately $19.2 million (Successor), $2.4 million (Successor), $4.3 million (Predecessor), and $9.4 million (Predecessor), respectively, in direct advertising expense.

Segment Reporting

Through the three months ended September 30, 2008, the Predecessor operated in two reportable business segments: online publishing, and print publishing and licensing. The online publishing segment was primarily engaged in the sale of advertising, sponsorships, leads and hyperlinks, and the print publishing and licensing segment is primarily engaged in the sale of advertising in the Mortgage Guide and CD & Deposit Guide rate tables, newsletter subscriptions, and licensing of research information. Prior to certain acquisitions in 2007 and 2008, the print publishing and licensing business represented as much as 20% of consolidated revenue. Subsequent to that time, the Predecessor acquired six online businesses that significantly increased our online revenue by enhancing our existing product lines as well as adding lead generating businesses in the credit card and insurance product lines. Print publishing and licensing revenue dropped to under 5% of consolidated revenue for the three months ended December 31, 2008.

Since that time the Predecessor and the Successor have operated in one reportable business segment. We made certain changes in our organizational structure. We evaluate the operating performance of our business as a whole. Our chief operating decision maker (i.e., chief executive officer) reviews financial information presented on a consolidated basis, accompanied by disaggregated information about revenues by type for purposes of allocating resources and evaluating financial performance. There are no business unit managers who are held accountable by our chief operating decision maker, or anyone else, for operations, operating results, budgeting and strategic planning for levels or components below the consolidated unit level.

Fair Value Measurement

The carrying amounts of cash, accounts receivable, accrued interest, note payable to Parent and accounts payable approximate estimated fair value. The U.S. Treasury securities are measured using quoted market prices available on active markets. In measuring the fair value of the Senior Secured Notes, the Company used market information. These estimates require considerable judgment in interpreting market data, and changes in assumptions or estimation methods could significantly affect the fair value estimates.

The following table presents estimated fair value, and related carrying amounts, as of December 31, 2010 and December 31, 2009:

	December 31, 2010		December 31, 2009
($ in thousands)	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Financial assets:
Cash and cash equivalents	$115,630	$115,630	$77,690	$77,690
Accounts receivable	42,731	42,731	13,394	13,394

Financial liabilities:
Shareholder Notes	$—	$—	$222,011	$222,011
Senior secured notes	297,417	331,500	—	—
Accrued interest	16,393	16,393	10,837	10,837

Significant Accounting Policies Applicable Only to Predecessor

Stock Based Compensation

We account for share-based compensation in accordance with ASC 718, Compensation—Stock Compensation. Under the fair value recognition provisions of ASC 718, share-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as an expense on a straight-line basis over the requisite service period, which is generally the vesting period. The valuation provisions of ASC 718 apply to new grants and to grants that were outstanding as of the effective date of ASC 718 and are subsequently modified. See Note 3 for further information regarding our share-based compensation assumptions and expense.

New Accounting Pronouncements

Recently Adopted Pronouncements

In January 2010, the FASB issued Accounting Standards Update ("ASU") 2010-06, Improving Disclosures about Fair Value Measurements (Topic 820)—Fair Value Measurements and Disclosures, to add additional disclosures about the different classes of assets and liabilities measured at fair value, the valuation techniques and inputs used, the activity in Level 3 fair value measurements, and the transfers between Levels 1, 2, and 3. The new disclosures and clarifications of existing disclosures are effective for annual or interim reporting periods beginning after December 15, 2009, except for the requirement to provide the Level 3 activity. Those disclosures are effective for fiscal years beginning after December 15, 2010. The implementation of ASU 2010-06 did not have a material impact on the Company's consolidated financial statements. The Company does not expect the adoption of the standard relative to Level 3 investments to have a material impact on the Company's consolidated financial statements.

Recently Issued Pronouncements, Not Adopted as of December 31, 2010

In October 2009, the FASB issued ASU 2009-13 (an update to ASC 605-25), Revenue Recognition: Multiple-Element Arrangements, which is effective for annual periods beginning on or after June 15, 2010; however, early adoption is permitted. In arrangements with multiple deliverables, ASU 2009-13 permits entities to use management's best estimate of selling price to value individual deliverables when those deliverables have never been sold separately or when third-party evidence is not available. In addition, any discounts provided in multiple-element arrangements will be allocated on the basis of the relative selling price of each deliverable. The Company does not expect the adoption of ASU - 2009-13 to have a material impact on the Company's consolidated financial statements.

In December 2010, the FASB issued ASU 2010-28, Intangibles—Goodwill and Other (Topic 350)—When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts. ASU 2010-28 modifies Step 1 of the goodwill impairment test so that for those reporting units with zero or negative carrying amounts, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not based on an assessment of qualitative indicators that a goodwill impairment exists. In determining whether it is more likely than not that goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. ASU 2010-28 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. Early adoption is not permitted. We do not expect the adoption of this guidance to have a material impact on the Company's consolidated financial statements.

In December 2010, the FASB issued ASU 2010-29, Disclosure of Supplementary Pro Forma Information for Business Combinations (ASC Topic 805, "Business Combinations"). The amendments in this update specify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments in this update are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010, however, the Company is currently following this guidance.

In September 2011, the FASB issued ASU 2011-08, Intangibles—Goodwill and others (Topic 350)—Testing Goodwill for Impairment. The amendments permit an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in Topic 350. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. As permitted under ASU 2011-08, the Company intends to early adopt this ASU as of October 1, 2011. The adoption of ASU 2011-08 is not expected to have a material impact on the Company's condensed consolidated financial statements.

In May 2011, the FASB issued ASU 2011-04, Fair value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and IFRS's. ASU 2011-04 amends Topic 820, Fair Value Measurement to change the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The amendments include wording changes that clarify the FASB's intent about the application of existing fair value measurement and disclosure requirements and those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments are effective during interim and annual periods beginning after December 15, 2011. The adoption of ASU 2011-04 is not expected to have a material impact on the Company's condensed consolidated financial statements.

In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. ASU 2011-05 amends Topic 220, Comprehensive Income, to give an entity the option for presenting the total of comprehensive income, the components of net income and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The amendment in this update is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and should be applied retrospectively. The adoption of ASU 2011-05 is not expected to have a material impact on the Company's condensed consolidated financial statements.

Stock Based Compensation	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Stock Based Compensation [Abstract]
Stock Based Compensation

NOTE 2 – STOCK BASED COMPENSATION

In June 2011, the Company established a stock based compensation program to grant stock based awards for up to 12,120,000 shares of our common stock. Our stock based program is a long-term retention program that is intended to attract, retain and provide incentives for directors, officers and employees in the form of non-qualified stock options and restricted stock (the "2011 Plan"). Under the 2011 Plan, the Board of Directors or its delegate has the sole authority to determine who receives such grants, the type, size and timing of such grants, and to specify the terms of any non-competition agreements relating to the grants. The purpose of the 2011 Plan is to advance our interests by providing eligible participants in the Plan with the opportunity to receive equity-based or cash incentive awards, thereby aligning their economic interests with those of our stockholders.

The stock based compensation expense for stock options and restricted stock awards recognized in our condensed consolidated statements of operations for the three and nine months ended September 30, 2011 is as follows:

	Three Months Ended	Nine Months Ended
($ in thousands)	September 30, 2011	September 30, 2011
Income Statement Classifications
Cost of revenue	203	237
Operating expenses:
Sales	415	484
Marketing	222	259
Product development	448	523
General and administrative	1,221	1,424

Total	$2,509	$2,927

Restricted Stock

Bankrate grants restricted stock, which is valued based on the market price of the common stock on the date of grant. Compensation expense arising from restricted stock grants with cliff vesting is recognized using the straight line method over the vesting period. In June 2011, we awarded 120,135 shares of restricted common stock to employees located throughout the United States. The restricted stock awards cliff vest after the first anniversary of the grant date subject to continued employment through the applicable vesting date. As of September 30, 2011, there were 114,735 restricted stock grants outstanding due to forfeitures of 5,400 restricted stock grants.

Stock based compensation expense for the three and nine months ended September 30, 2011 included approximately $440,000 and $513,000, respectively, related to the restricted stock awards. Additionally, as of September 30, 2011, there was approximately $1.2 million of unrecognized compensation costs adjusted for estimated forfeitures, which will be recognized over a weighted average period of approximately 1 year, related to non-vested restricted stock awards.

Stock Options

We currently use the Black-Scholes option pricing model to determine the fair value of our stock options. The determination of the fair value of the awards on the date of grant using an option-pricing model is affected by the price of our common stock, as well as assumptions regarding a number of complex and subjective variables. These variables include the expected term of the options, expected stock price volatility over the term of the awards, actual and projected employee stock option exercise behaviors, risk-free interest rates, expected dividends and the estimated forfeiture rate.

We estimated the expected term using the simplified method for all stock options as the Company does not have sufficient historical exercise data. The volatility assumption is based on implied stock price volatility of a peer group of publicly traded companies. The decision to use a weighted average volatility factor was based upon the relatively short period of availability of data on actively traded stock options on our common stock, and our assessment that implied volatility is more representative of future stock price trends than historical volatility. We based the risk-free interest rate used in the option pricing model on U.S. Treasury constant maturity issues having remaining terms similar to the expected terms of the stock options. We do not anticipate paying any cash dividends in the foreseeable future and therefore use an expected dividend yield of zero. We are required to estimate forfeitures at the time of grant and revise those estimates in subsequent periods if actual forfeitures differ from those estimates. All share-based payment awards are amortized on a straight-line basis over the requisite service periods, which is generally the vesting period.

If factors change and we employ different assumptions for estimating stock based compensation expense in future periods or if we decide to use a different valuation model, the future periods may differ significantly from what we have recorded in the current period and could materially affect our operating income (loss), net income (loss) and net income (loss) per share.

There were no stock options granted during the three months ended September 30, 2011 and stock options exercisable into 5.0 million shares were granted during the nine months ended September 30, 2011. The stock options granted have an exercise price of $15.00 per option and a contractual term of seven years. There were no stock options granted during the three and nine months ended September 30, 2010. The following table provides the weighted average fair value of the stock options granted during the nine month periods ended September 30, 2011 using the Black-Scholes option pricing model together with a description of the weighted average assumptions used to calculate the fair value.

Nine Months Ended September 30, 2011
Weighted average fair value	$6.78
Expected volatility	53%
Weighted average risk free rate	1.42%
Expected lives	4.75 years
Expected dividend yield	0.00%

Stock-based compensation expense for the three and nine months ended September 30, 2011 included approximately $2.1 million and $2.4 million, respectively, related to the stock option awards. Additionally, as of September 30, 2011, there was approximately $30.7 million of unrecognized compensation costs adjusted for estimated forfeitures, which will be recognized over a weighted average period of approximately 3.7 years, related to non-vested stock option awards.

The following table sets forth the summary of option activity under our stock option plan for the nine months ended September 30, 2011:

	Number of Shares	Price Per Share	Weighted Average Exercise Price	Aggregate Intrinsic Value
Balance, December 31, 2010	—			$—
Granted	5,000,000	$15.00	$15.00	$—
Exercised	—	$—	$—	$—
Forfeited	160,000	$15.00	$15.00	$—
Expired	—	$—	$—	$—

Balance, September 30, 2011	4,840,000			$1,016,400

The aggregate intrinsic value of stock options outstanding as of September 30, 2011 is calculated as the difference between the market value at September 30, 2011 ($15.21) and the exercise price of the stock options.

Additional information with respect to outstanding stock options as of September 30, 2011, is as follows:

Options Outstanding			Options Exercisable
Prices	Number of Shares	Weighted Average Remaining Contractual Term (Years)	Number of Shares	Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
$ 15.00	4,840,000	6.71	—	—	—	$—

Note 3—Stock Based Compensation

Stock Options

All stock options outstanding as of August 24, 2009 were settled in the Acquisition and none have been issued to December 31, 2010.

Prior to the Acquisition, the Company maintained a stock option program. Our stock option program was a long-term retention program that was intended to attract, retain and provide incentives for directors, officers and employees in the form of incentive and non-qualified stock options and restricted stock. Until June 17, 2008, when our stockholders approved the 2008 Equity Compensation Plan (the "2008 Plan"), we granted stock options from the Second Amended and Restated 1999 Equity Compensation Plan (the "1999 Plan") and the 1997 Equity Compensation Plan (the "1997 Plan"). The 1997 Plan terminated in 2007, the 1999 Plan terminated in March 2009, and the 2008 Plan was terminated when all options were settled effective with the acquisition of the Company as described in Note 11.

Restricted Stock

In April 2007, we awarded 200,000 shares of restricted common stock to seven executive officers. The awards have an eight-year term and only vest if, at any point during the term of the award, the closing price of our stock is at or above the following specific thresholds for ninety consecutive days; $44.00—25% of award shares vest; $50.00—33% of award shares vest; $56.00—remaining 42% of award shares vest. Once the specific threshold has been satisfied, the applicable percentage of award shares vest as follows; one-third upon satisfying the incremental threshold; one-third on the first anniversary of satisfying the incremental threshold; and the remaining one-third on the second anniversary of satisfying the incremental threshold. The awards also vest on a change in control provided certain conditions are met. We valued the awards using a Monte Carlo simulation model that used the following assumptions: volatility factor—61.8% based on a weighted average of historical stock price volatility and implied volatility in market traded options; risk-free interest rate—4.73% on U.S. Treasury constant maturity issues having remaining terms similar to the expected term of the awards; and the dividend yield is 0%. The weighted average grant date fair value was $35.59 and the weighted average expected time to vest as of grant date was 2.37 years.

In April 2008, all seven restricted stock award agreements were amended to provide for vesting of 40,000 shares as follows: 10,000 shares upon the earlier of (i) the date on which the $44 threshold is satisfied or (ii) April 30, 2009; 13,200 shares upon the earlier of (i) the date on which the $50 threshold is satisfied or (ii) April 30, 2009; and 16,800 shares upon the earlier of (i) the date on which the $56 threshold is satisfied; or (ii) April 30, 2009. The incremental stock based compensation expense related to the modification was approximately $91,000.

In August 2008, a restricted stock award agreement for 25,000 shares was amended pursuant to the terms of a Severance and General Release Agreement (the "Agreement") for one of the executive officers. The Agreement provided for post-termination vesting of 5,000 shares on April 30, 2009. The grant date fair value of the 20,000 shares forfeited was approximately $712,000. Approximately $158,000 of compensation expense was recorded related to the modification and approximately $307,000 of previously recognized compensation expense was reversed.

In February 2009, all six restricted stock award agreements were again amended to provide for vesting of the remaining 140,000 shares as follows: 35,000 shares upon the earlier of (i) the date on which the $44 threshold is satisfied or (ii) April 30, 2009; 35,000 shares upon the earlier of (i) the date on which the $50 threshold is satisfied or (ii) April 30, 2010; 35,000 shares upon the earlier of (i) the date on which the $56 threshold is satisfied or (ii) April 30, 2011; and 35,000 shares upon the earlier of (i) the date on which the $56 threshold is satisfied or (ii) April 30, 2012. The incremental stock based compensation expense related to the modification was $776,000, which was recorded during the period from January 1, 2009 to August 24, 2009.

Also in February 2009, we awarded 110,000 shares of restricted common stock to three executive officers. The awards have a 7-year term and vest as follows: 29,792 shares on April 30, 2010; 27,500 shares on April 30, 2011; 27,500 shares on April 30, 2012; and 25,208 shares on April 30, 2013. The awards also vest on a change in control provided certain conditions are met. We valued these awards at $27.75, the grant date fair value and the weighted average expected time to vest was 2.31 years. We also awarded 17,499 shares of restricted common stock to seven executive officers. The awards have a 7-year term and vest as follows: 6,319 shares on February 11, 2010; 5,833 shares on February 11, 2011; and 5,347 shares on February 11, 2012. The awards also vest on a change in control provided certain conditions are met. We valued these awards at $27.75, the grant date fair value and the weighted average expected time to vest was 1.81 years.

In accordance with the amendments to the restricted stock agreements described above, 70,000 shares vested on April 30, 2009 (excluding the 5,000 shares that vested pursuant to the Agreement described above). Since the vesting date was within a Blackout Period, as defined, in the Bankrate, Inc. Insider Trading Policy, the shares were distributed, and tax withholdings were calculated, on May 12, 2009. We withheld 23,982 shares to cover tax withholdings and issued 46,018 shares to the executive officers.

On July 15, 2009, we awarded 30,000 shares of restricted stock to an executive officer. The award has a 7-year term and vests as follows: 7,500 shares on July 15, 2010; 7,500 shares on July 15, 2011; 7,500 shares on July 15, 2012; and 7,500 shares on July 15, 2013. The awards also vests on a change in control provided certain conditions are met. We valued this award at $24.96, the grant date fair value, and the weighted average expected time to vest was 2.5 years.

Stock based compensation expense was approximately $2.4 million and $2.8 million for the period from January 1, 2009 to August 24, 2009 and the year ended December 31, 2008, respectively, related to the restricted stock awards. There was no share-based compensation expense during the year ended December 31, 2010 and for the period from July 17, 2009 to December 31, 2009.

Effective with the Acquisition as described in Note 11, all the restricted stock shares were settled in cash.

Stock Based Compensation

We use the Black-Scholes option pricing model to determine the fair value of our stock options. The determination of the fair value of the awards on the date of grant using an option-pricing model is affected by the price of our common stock, as well as assumptions regarding a number of complex and subjective variables. These variables include expected stock price volatility over the term of the awards, actual and projected employee stock option exercise behaviors, risk-free interest rates, expected dividends and the estimated forfeiture rate.

We estimated the expected term of outstanding stock options by taking the average of the vesting term and the contractual term of the option, as illustrated in ASC 718, Compensation—Stock Compensation. We use the simplified method to estimate the expected term for employee stock option grants as adequate historical experience is not available to provide a reasonable estimate. We will continue to apply the simplified method until enough historical experience is available to provide a reasonable estimate of the expected term for stock option grants. We estimated the volatility of our common stock by using a weighted average of historical stock price volatility and implied volatility in market traded options in accordance with ASC 718. The decision to use a weighted average volatility factor was based upon the relatively short period of availability of data on actively traded options on our common stock, and our assessment that implied volatility is more representative of future stock price trends than historical volatility. We based the risk-free interest rate used in the option pricing model on U.S. Treasury constant maturity issues having remaining terms similar to the expected terms of the options. We do not anticipate paying any cash dividends in the foreseeable future and therefore use an expected dividend yield of zero in the option pricing model. We are required to estimate forfeitures at the time of grant and revise those estimates in subsequent periods if actual forfeitures differ from those estimates. We use historical data to estimate pre-vesting option forfeitures and record share-based compensation expense only for those awards that are expected to vest. All share-based payment awards are amortized on a straight-line basis over the requisite service periods, which is generally the vesting period.

If factors change and we employ different assumptions for estimating share-based compensation expense in future periods or if we decide to use a different valuation model, the future periods may differ significantly from what we have recorded in the current period and could materially affect our operating income, net income and net income per share.

The following table provides the weighted average fair value of the stock options granted using the Black-Scholes option pricing model together with a description of the weighted average assumptions used to calculate the fair value.

	Predecessor
	Period from January 1 to August 24, 2009	Year ended December 31, 2008
Weighted Average Assumptions:
Weighted average grant date fair value	$16.90	$25.54
Expected volatility	58%	58%
Risk free rate	1.7%	2.9%
Expected lives	4.2 years	4.99 years
Expected dividend yield	0%	0%

The stock based compensation expense for stock options and restricted stock awards recognized in our consolidated statements of income was as follows:

	Predecessor
($ in thousands)	Period from January 1 to August 24, 2009	Year ended December 31, 2008
Cost of revenue:	$2,958	$1,963
Operating expenses:
Sales	5,540	2,206
Marketing	890	760
Product development	948	1,068
General and administrative	12,178	7,420

Total share-based compensation expense	$22,514	$13,417

Included in stock based compensation expenses for the period from January 1, 2009 to August 24, 2009 is $16.3 million due to the recognition of unamortized compensation costs as the acquisition of the Company triggered the change in control provisions of the stock based compensation instruments and resulted in the immediate acceleration of the vesting.

Pursuant to the income tax provisions of ASC 718, we follow the "long-haul method" of computing our hypothetical additional paid-in capital, or APIC, pool. The total fair value of stock options that vested during the period from January 1 to August 24, 2009 and in the year ended December 31, 2008, was approximately $8.0 million (Predecessor) and $8.0 million (Predecessor), respectively, excluding the impact of the vesting acceleration at the time of the Acquisition.

Stock option activity was as follows:

	Number of Shares	Price Per Share	Weighted Average Exercise Price	Aggregate Intrinsic Value
Balance, December 31, 2007	2,384,684	$0.85 - $47.47	$19.61
Granted	687,500	38.90 - 53.68	49.04
Exercised	(105,592)	0.85 - 38.43	18.91
Forfeited	(122,982)	14.96 - 53.68	47.87
Expired	—	—	—

Balance, December 31, 2008	2,843,610	$0.85 - $53.68	$25.52
Granted	67,500	26.61 - 38.93	36.61
Exercised	(133,291)	0.85 - 27.26	17.18
Forfeited	(237,264)	18.44 - 53.68	51.73
Expired	—	—	—

Balance, August 24, 2009	2,540,555	$0.85 - $53.68	$23.80
Granted	—	—	—
Exercised	(1,326,803)	0.85 - 27.26	9.01
Forfeited	(1,213,752)	28.91 - 53.68	33.86
Expired	—	—	—

Balance, December 31, 2009	—		$—	$—

The aggregate intrinsic value of stock options exercised during the period from July 17, 2009 to December 31, 2009, the period from January 1, 2009 to August 24, 2009 and year ended December 31, 2008, was approximately $25.9 million (Successor), $1.6 million (Predecessor) and $2.3 million (Predecessor), respectively.

Effective with the Acquisition of the Company as described in Note 11, all outstanding "in-the-money" stock options were settled with cash, and all outstanding "out-of-money" stock options were cancelled.

Financial Statement Details	12 Months Ended
Dec. 31, 2010
Financial Statement Details [Abstract]
Financial Statement Details

Note 4—Financial Statement Details

Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consisted of the following:

	December 31,
($ in thousands)	2010	2009
Prepaid income taxes	$1,243	$26,512
Other	4,246	3,047

	$5,489	$29,559

Allowance for Doubtful Accounts

Allowance for doubtful accounts activity consisted of the following:

	Successor		Predecessor
($ in thousands)	Year ended December 31, 2010	Period from July 17 to December 31, 2009	Period from January 1 to August 24, 2009	Year ended December 31, 2008
Balance, beginning of period	$129	$—	$1,566	$2,290
Provision	776	126	540	1,225
Write-offs	(12)	—	(683)	(1,961)
Recoveries	50	3	24	12

Balance, end of period	$943	$129	$1,447	$1,566

Furniture, Fixtures and Equipment

Furniture, fixtures and equipment consisted of the following:

	December 31,
	2010	2009
($ in thousands)
Furniture and fixtures	$493	$283
Computers and software	7,471	2,403
Equipment	166	152
Leasehold improvements	988	161

	9,118	2,999
Less accumulated depreciation	(2,797)	(330)

	$6,321	$2,669

Depreciation expense was approximately $2.5 million (Successor), $330,000 (Successor), $1.4 million (Predecessor) and $1.2 million (Predecessor), for the year ended December 31, 2010, the period from July 17, 2009 to December 31, 2009, the period from January 1, 2009 to August 24, 2009 and the year ended December 31, 2008, respectively.

The net book value of equipment recorded under capital leases was approximately $102,000 and $112,000 at December 31, 2010 and 2009, respectively.

Intangible Assets

Intangible assets consisted of the following at December 31, 2010:

($ in thousands)	Cost	Accumulated Amortization	Net	Weighted Average Amortization Period Years
Trademarks and URLs	$178,823	$(8,289)	$170,534	20.6
Customer relationships	202,390	(21,728)	180,662	8.8
Agent/vendor relationships	10,490	(8,944)	1,546	1.5
Developed technologies	16,100	(3,097)	13,003	4.7

	$407,803	$(42,058)	$365,745	13.6

Intangible assets consisted of the following at December 31, 2009:

				Weighted Average
		Accumulated		Amortization Period
($ in thousands)	Cost	Amortization	Net	Years
Trademarks and URLs	$99,131	$(1,528)	$97,603	23.0
Customer relationships	115,200	(4,521)	110,679	9.1
Affiliate network relationships	10,400	(2,875)	7,525	1.4
Developed technologies	9,100	(535)	8,565	6.0

	$233,831	$(9,459)	$224,372	14.5

Amortization expense was approximately $32.7 million (Successor), $9.5 million (Successor), $6.9 million (Predecessor) and $8.0 million (Predecessor), for the year ended December 31, 2010, the period from July 17, 2009 to December 31, 2009, the period from January 1, 2009 to August 24, 2009 and the year ended December 31, 2008, respectively.

Future amortization expense as of December 31, 2010 is expected to be:

($ in thousands)	Amortization Expense
Year Ending December 31,
2011	$37,683
2012	36,227
2013	35,181
2014	33,894
2015	33,356
Thereafter	189,404

Total expected amortization expense of intangible assets	$365,745

Goodwill

Goodwill activity consisted of the following:

($ in thousands)	Successor
Balance, December 31, 2009	$349,749
Acquisition of Bargaineering.com	290
Acquisition of InsuranceQuotes.com	65
Acquisition of Netquote Holdings, Inc.	133,184
Acquisition of Creditcards.com, Inc.	75,795
Acquisition of InfoTrak	285
Disposal of Savingforcollege.com	(200)

Balance, December 31, 2010	$559,168

In association with the sale of Savingforcollege.com during the year ended December 31, 2010 (Successor), we wrote off $200,000 of goodwill that was attributable to Savingforcollege.com. In association with the Bankrate Acquisition, we recorded goodwill of $349,749 during the Successor period of July 17, 2009 through December 31, 2009. There was a $30,000 increase in the carrying value of goodwill ($101,856,000 to $101,886,000) during the Predecessor period of January 1, 2009 through August 24, 2009.

Accrued Expenses

Accrued expenses consisted of the following:

	December 31,
($ in thousands)	2010	2009
Accrued payroll and related benefits	$6,743	$998
Accrued vacation	675	588
Sales commissions	424	424
Marketing	2,210	435
Due to distribution partners	1,286	1,169
Advisory fees—related parties	—	1,390
Professional fees	590	292
Deferred rent	607	637
Legal fees	961	532
Transaction related costs	824	—
Restructuring expenses	369	—
Franchise taxes	336	—
Legal settlements	—	2,000
Income taxes	995	—
Other	1,123	457

	$17,143	$8,922

The increase in accrued payroll and related benefits is due to bonuses accrued under the Management Incentive Plan during 2010.

Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

NOTE 3 – INCOME TAXES

We calculate our income tax provision (benefit) for interim periods based on the estimate of the annual effective tax rate. The difference between income tax expense computed at the statutory rate and the reported income tax expense is primarily due to non-deductible transaction costs incurred and an increase in the liability for unrecognized tax benefits during the nine months ended September 30, 2011.

We have approximately $18.6 million and $5.6 million of unrecognized tax benefits as of September 30, 2011 and December 31, 2010, respectively.

We are subject to income taxes in the U.S. federal jurisdiction, various states, and foreign jurisdictions. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for the years before 2007.

We accrued $56,000 and $168,000 for the payment of interest and penalties for the respective three and nine months ended September 30, 2011, which was charged to income tax expense during the respective three and nine month periods ended September 30, 2011. We accrued $48,000 and $144,000 for the payment of interest and penalties for the respective three and nine months ended September 30, 2010, which was charged to income tax expense during the respective three month and nine month periods ended September 30, 2010.

Our 2009 Federal income tax return is under examination the Internal Revenue Service ("IRS"). We have not received any indication from the IRS as to a conclusion for the audit.

Note 5—Income Taxes

Income (loss) before income taxes includes losses from foreign operations of approximately $1.3 million (Successor), $324,000 (Successor), $554,000 (Predecessor), and $712,000 (Predecessor) for the year ended December 31, 2010, the period from July 17, 2009 to December 31, 2009, the period from January 1, 2009 to August 24, 2009 and the year ended December 31, 2008, respectively. The components of the income tax expense (benefit) are as follows:

	Successor		Predecessor
($ in thousands)	Year ended December 31, 2010	Period from July 17 to December 31, 2009	Period from January 1 to August 24, 2009	Year ended December 31, 2008
Current:
Federal	$3,758	$(3,784)	$(12,539)	$15,179
State	152	(1,153)	(2,599)	3,544

Total current	3,910	(4,937)	(15,138)	18,723

Deferred:
Federal	(6,811)	(1,349)	9,996	(3,284)
State	(750)	(109)	1,108	(455)
Foreign	—	(114)	(188)	59

Total deferred	(7,561)	(1,572)	10,916	(3,680)

Total income tax expense (benefit)	$(3,651)	$(6,509)	$(4,222)	$15,043

The difference between income tax expense (benefit) computed at the statutory rate and the reported income tax expense (benefit) is as follows:

	Successor		Predecessor
($ in thousands)	Year ended December 31, 2010	Period from July 17 to December 31, 2009	Period from January 1 to August 24, 2009	Year ended December 31, 2008
Income taxes at statutory rate	$(8,767)	$(5,700)	$(13,582)	$12,133
State income taxes, net of federal benefit	(715)	(789)	(1,157)	2,068
Stock compensation	—	—	405	—
ISO conversion	—	—	(797)	—
Non deductible items related to acquisition	2,082	13	6,418	945
Uncertain tax positions	986	—	4,779	—
Non-deductible dividend	2,796	—	—	—
Change in deferred asset effective rate and other	(33)	(33)	(288)	(103)

Total income tax expense (benefit)	$(3,651)	$(6,509)	$(4,222)	$15,043

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities consisted of the following:

	December 31,
($ in thousands)	2010	2009
Deferred tax assets (liabilities):
Allowance for doubtful accounts	$367	$50
Accrued expenses	477	345
Prepaid expenses	(324)	(106)
Net operating loss carryforwards	13,183	634
Accrued contingencies	2,623	6,820

Total current deferred tax assets	16,326	7,743
Intangibles acquired	(94,308)	(61,147)
Depreciation and amortization	13,003	5,731

Total non-current deferred tax liabilities	(81,305)	(55,416)

Net deferred tax liabilities	$(64,979)	$(47,673)

Total deferred tax assets and total deferred tax liabilities components of net deferred tax liabilities are as follows:

	December 31,
($ in thousands)	2010	2009
Deferred tax assets:
Total current assets	$16,650	$7,849
Total noncurrent assets	13,003	5,731

Valuation allowance	—	—

	29,653	13,580

Deferred tax liabilities:
Total current deferred liabilities	(324)	(106)
Total noncurrent deferred liabilities	(94,308)	(61,147)

	(94,632)	(61,253)

Total net deferred tax liabilities	$(64,979)	$(47,673)

As required by ASC 740, Income Taxes, we recognize deferred tax assets on the balance sheet if it is more likely than not that they will be realized on future tax returns. The factors used to assess the likelihood of realization are the reversing impact of our deferred tax liabilities, our forecast of future taxable income and available tax planning strategies that could be implemented to realize the net deferred tax assets. Management believes it is more likely than not that we will realize the benefits of our net deferred tax assets, and thus no valuation allowance was recorded at December 31, 2010. As of December 31, 2009 and December 31, 2010, we had net operating loss carry forwards of $0 and $30.8 million, respectively, for federal income tax purposes, and we had net operating loss carry forwards of $44.3 million and $67.0 million, respectively, for state income tax purposes. These carry forwards will begin to expire in 2025. Certain net operating loss carry forwards are subject to the limitations of the IRC Section 382.

As required by ASC 740, we recognize the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority. During the year ended December 31, 2010 and the period from January 1, 2009 to August 24, 2009, we recorded a $794,000 (Successor) and $4.8 million (Predecessor) liability for unrecognized tax benefits in connection with the acquisition of NetQuote and CreditCards in 2010 and the Acquisition as described in Note 11. As of December 31, 2010 and 2009, our liability, including interest and penalties, for unrecognized tax benefits was $5.8 million and $4.8 million. Our total net unrecognized tax benefits are classified as other liabilities in the consolidated balance sheet.

	Successor		Predecessor
($ in thousands)	Year ended December 31, 2010	Period from July 17 to December 31, 2009	Period from January 1 to August 24, 2009
Unrecognized tax benefits, beginning balance	$4,779	$4,779	$—
Gross increases—current year tax positions	794	—	4,779

Unrecognized tax benefits, ending balance	$5,573	$4,779	$4,779

We are subject to income taxes in the U.S. federal jurisdiction, various state, and foreign jurisdictions. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for the years before 2007. On June 18, 2010, the Internal Revenue Service ("IRS") notified us of an examination into the 2009 tax year. The IRS is currently in its data collection stage. We cannot presently estimate the outcome of this examination.

We recognize interest and penalties (if any) on uncertain tax positions as a component of income tax expense. Interest and penalties recognized on uncertain tax positions during the year ended December 31, 2010, the period from July 17, 2009 to December 31, 2009, the period from January 1, 2009 to August 24, 2009, were $192,000 (Successor) , $0 (Successor) and $0 (Predecessor), respectively.

Geographic Data And Concentration	12 Months Ended
Dec. 31, 2010
Geographic Data And Concentration [Abstract]
Geographic Data And Concentration

Note 6—Geographic Data and Concentration

No single country outside of the U.S. accounted for more than 10% of revenue during the year ended December 31, 2010, the period from July 17, 2009 to December 31, 2009, the period from January 1, 2009 to August 24, 2009 and the year ended December 31, 2008. There was no single customer that accounted for more than 10% of net sales during the year ended December 31, 2010, the period from July 17, 2009 to December 31, 2009, the period from January 1, 2009 to August 24, 2009 and the year ended December 31, 2008; however, two customers' accounts receivable balances each constituted more than 10% of the accounts receivable balance at December 31, 2010.

Revenue and long-lived assets related to the U.S. and international operations and revenue by type for the year ended December 31, 2010, the period from July 17, 2009 to December 31, 2009, the period from January 1, 2009 to August 24, 2009 and the year ended December 31, 2008, are as follows:

	Successor		Predecessor
($ in thousands)	Year ended December 31, 2010	Period from July 17 to December 31, 2009	Period from January 1 to August 24, 2009	Year ended December 31, 2008
Revenue:
U.S.	$217,220	$43,795	$87,611	$166,832
International	3,378	42	35	23

	$220,598	$43,837	$87,646	$166,855

Long lived assets:
U.S.	$927,354	$576,519	$184,909	$187,461
International	3,880	271	268	263

Balance, end of period	$931,234	$576,790	$185,177	$187,724

Revenue:
Online	$213,579	$41,369	$82,618	$158,053
Print	7,019	2,468	5,028	8,802

	$220,598	$43,837	$87,646	$166,855

Restructuring Charges	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Restructuring Charges [Abstract]
Restructuring Charges

NOTE 4 – RESTRUCTURING CHARGES

In connection with the acquisition of NetQuote and CreditCards, the Company adopted a restructuring plan to achieve cost synergies. During the nine months ended September 30, 2011 and September 30, 2010, the Company terminated one and fifty-six employees, respectively, pursuant to such restructuring plan. Accordingly, during the nine months ended September 30, 2011 and 2010, we recorded $238,000 and $3.4 million expense for severance-related costs for terminated employees. These costs have been included within restructuring charges in the accompanying condensed consolidated statement of operations. Accrued severance related costs were approximately $134,000 at September 30, 2011 and are included within accrued expenses on the accompanying condensed consolidated balance sheet.

The restructuring charges and their utilization are summarized as follows:

($ in thousands)	Liability Balance at Beginning of Period	Restructuring Charges	Utilized	Liability Balance at End of Period
Balance at December 31, 2010	$369	$—	$—	$369
One-time termination benefits	—	238	(473)	(235)
Other associated costs	—	—	—	—

Balance at September 30, 2011	$369	$238	$(473)	$134

($ in thousands)	Liability Balance at Beginning of Period	Restructuring Charges	Utilized	Liability Balance at End of Period
Balance at December 31, 2009	$—	$—	$—	$—
One-time termination benefits	—	2,353	(961)	1,392
Other associated costs	—	1,005	(314)	691

Balance at September 30, 2010	$—	$3,358	$(1,275)	$2,083

The Company expects to pay the remaining $134,000 within the next six months.

Note 7—Restructuring Charges

During the year ended December 31, 2010, the Company terminated 81 employees to achieve cost synergies as a result of the acquisitions of NetQuote and CreditCards. We have exited two building facilities. In accordance with ASC 420, Exit or Disposal Cost Obligations, generally "a liability for a cost associated with an exit or disposal activity shall be recognized and measured initially at its fair value in the period in which the liability is incurred." Accordingly, during 2010, we recorded $3.3 million (Successor) in expense for severance-related costs for terminated employees and other associated costs that are included in restructuring charges of the accompanying consolidated statement of operations and paid $2.9 million during the year ended December 31, 2010. We expect to pay the remaining $369,000 of restructuring obligations during 2011. The restructuring charge and their utilization are summarized as follows:

($ in thousands)	Liability Balance at Beginning of Period	Restructuring Charges	Utilized	Liability Balance at End of Period
Balance at December 31, 2009	$—	$—	$—	$—
One-time termination benefits	—	2,760	(2,431)	329
Other associated costs	—	528	(488)	40

Balance at December 31, 2010	$—	$3,288	$(2,919)	$369

Commitments And Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Commitments And Contingencies [Abstract]
Commitments And Contingencies

NOTE 5 – COMMITMENTS AND CONTINGENCIES

Legal Proceedings

Lower Fees, Inc. Litigation

On or about November 20, 2008, Lower Fees, Inc. ("LF") filed in the Circuit Court in and for Palm Beach County, Florida a civil action against the Company, Bankrate's Chief Executive Officer and Chief Financial Officer, alleging "fraud in the inducement" by the defendants in respect of the Company having entered into an asset purchase agreement with LF dated February 5, 2008 (the "Asset Purchase Agreement"). Pursuant to the Asset Purchase Agreement, the Company purchased certain assets and assumed certain liabilities of LF and made a cash payment of the consideration specified in the agreement. Following a motion by Bankrate to dismiss the complaint as baseless and failing to state a claim, on March 23, 2009, the court dismissed the complaint, and allowed LF 30 days within which to file an amended complaint. LF filed an amended complaint on April 22, 2009 which was dismissed on October 9, 2009. LF filed another amended complaint on November 6, 2009, which sought relief in the form of rescission of the transaction and attorneys' fees and which was dismissed with prejudice on March 23, 2010. On or about April 21, 2010, LF filed a notice of appeal of the court's March 23 order (the "Appeal").

On April 30, 2010, LF sent a letter to us (the "LF Letter") asking for indemnification under Paragraph 6.3 of the Asset Purchase Agreement for the same alleged "misrepresentations" it had alleged in its prior complaints in the civil action. The amount the LF Letter claims LF will incur as losses is $8.2 million. The LF Letter also asks for payment of $900,000 and $180,000 to Michael Kratzer, one of the owners of LF, in respect of his former employment with us. On May 14, 2010, we responded to the LF Letter denying the allegations in full.

The parties have filed their briefs in the Appeal and the case is awaiting decision by the appellate court. Oral arguments were heard in July 2011. On October 19, 2011 the fourth District Court of Appeals reversed the trial court's dismissal of the complaint and directed the trial court to proceed with the case. Bankrate has 15 days to file a motion for rehearing. We will continue to vigorously defend the Appeal and the requests of the LF Letter. We cannot presently estimate the amount of loss, if any, that would result from an adverse resolution of this matter.

On March 9, 2011, LF filed a civil action against the Company styled: Lower Fees, Inc., Plaintiff, vs. Bankrate, Inc., Defendant, in the Circuit Court of the Fifteen Judicial Circuit in and for Palm Beach County (the "New LF Lawsuit"). In the New LF Lawsuit, LF alleges that the Company breached a duty of good faith to operate a website transferred under the Asset Purchase Agreement to generate revenues that would have resulted in the Company having to pay LF certain earn-out payments under the Asset Purchase Agreement. The New LF Lawsuit is in its very early stages. LF seeks relief in the form of unspecified damages suffered, pre-judgment interest, attorneys' fees, and costs. The Company will vigorously defend the New Lawsuit and currently intends to file a motion to dismiss the New LF Lawsuit. The motion for summary judgment was heard in July 2011 and the Company is awaiting a ruling from the court. We cannot presently estimate the amount of loss, if any, that would result from an adverse resolution of this matter.

BanxCorp Litigation

On or about July 20, 2007, BanxCorp, an online publisher of rate information provided by financial institutions with respect to various financial products, filed suit against the Company in the United States District Court for the District of New Jersey alleging violations of Federal and New Jersey State antitrust laws, including the Sherman Act and the Clayton Act on the basis of illegal predatory pricing, vendor lock-in, exclusionary product and distribution bundling and tie-in arrangements, anticompetitive acquisitions and market division agreements. In the complaint, BanxCorp seeks injunctive relief, treble damages in an unspecified amount, and attorneys' fees and costs. In response to motions by the Company to dismiss for failure to state a claim, the court has three times permitted Banxcorp to file amended complaints, in which Banxcorp has added new causes of action under the Sherman Act, including an allegation that the Company conspired with some 90 online media outlets to fix prices in connection with the publication of certain rate information tables. Following the latest amendment in March 2011, the Company intends to again move to dismiss the amended complaint. We cannot presently estimate the amount of loss, if any, that would result from an adverse resolution of this matter.

Mortgage Grader Lawsuit

In October 2010, an action was commenced in the United States District Court for the Central District of California entitled Mortgage Grader, Inc. v. Lenderfi, Inc., et al., in which Bankrate is one of nine defendants. The complaint alleges that the plaintiff is the owner of a patent relating to "a computer-implemented system for enabling borrowers to anonymously shop for loan packages offered by a plurality of lenders" and that the patent is being infringed by each of the defendants. The complaint seeks relief in the form of an adjudication of patent infringement, unspecified treble damages together with pre-judgment and post-judgment interest, an injunction prohibiting further infringement, and reasonable attorneys' fees and costs. Bankrate has answered the complaint and asserted counterclaims alleging that the patent in question should be invalidated. An initial investigation on the merits of the action has been undertaken and Bankrate denies any liability. Settlement discussions have been initiated between the parties and are ongoing. We cannot presently estimate the amount of loss, if any, that would result from an adverse resolution of this matter.

Bankrate, Inc. Shareholder Litigations

In connection with the announcement of the Bankrate Acquisition, certain persons who were then stockholders of the Company filed a number of lawsuits alleging breach of fiduciary duties and/or seeking appraisal of the fair value of their shares of the Company stock. The lawsuits alleging breach of fiduciary duties were consolidated and, on November 8, 2010, certified as a mandatory, non-opt-out class action (with the exception of one of the parties seeking appraisal, who was ruled not to be part of the class) and settled based on an award of plaintiffs' counsel attorneys' fees and expenses in the amount of $2.0 million, which was paid on December 8, 2010. One of the appraisal claims was resolved in September 2010 and the remaining claims were resolved in February 2011, on the basis of a per-share valuation equal to that offered in the Bankrate Acquisition. All of these claims are now resolved.

Trouve Lawsuit

On June 24, 2011, a civil action against Trouve Media, Inc. ("Trouve") was filed in the Superior Court of California. The lawsuit alleges that Trouve sent unlawful unsolicited commercial email messages in violation of California business and professional code. The lawsuit is in its very early stages and Bankrate intends to vigorously defend the lawsuit. The Company cannot presently estimate the amount of loss, if any, that would result from an adverse resolution of this matter.

Other Commitments

We have executed employment agreements with 16 senior executives, including Bankrate's President and Chief Executive Officer. Three of the executives' employment contracts were modified as a result of the Acquisition. Each employment agreement provides for a minimum annual base salary, an annual bonus contingent on our achieving certain performance criteria, and severance provisions ranging from six months to one year's annual base salary. Under the terms of the employment agreements, the individuals are entitled to receive minimum severance amounts of $3.1 million in the aggregate.

Note 8—Commitments and Contingencies

Legal Proceedings

Lower Fees, Inc. Litigation

On or about November 20, 2008, Lower Fees, Inc. ("LF") filed in the Circuit Court in and for Palm Beach County, Florida a civil action against the Company, Bankrate's Chief Executive Officer and Chief Financial Officer, alleging "fraud in the inducement" by the defendants in respect of the Company having entered into an asset purchase agreement with LF dated February 5, 2008 (the "Asset Purchase Agreement"). Pursuant to the Asset Purchase Agreement, the Company purchased certain assets and assumed certain liabilities of LF and made a cash payment of the consideration specified in the agreement. Following a motion by Bankrate to dismiss the complaint as baseless and failing to state a claim, on March 23, 2009, the court dismissed the complaint, and allowed LF 30 days within which to file an amended complaint. LF filed an amended complaint on April 22, 2009 which was dismissed on October 9, 2009. LF filed another amended complaint on November 6, 2009, which sought relief in the form of rescission of the transaction and attorneys' fees and which was dismissed with prejudice on March 23, 2010. On or about April 21, 2010, LF filed a notice of appeal of the court's March 23 order (the "Appeal").

On April 30, 2010, LF sent a letter to us (the "LF Letter") asking for indemnification under Paragraph 6.3 of the Asset Purchase Agreement for the same alleged "misrepresentations" it had alleged in its prior complaints in the civil action. The amount the LF Letter claims LF will incur as losses is $8.2 million. The LF Letter also asks for payment of $900,000 and $180,000 to Michael Kratzer, one of the owners of LF, in respect of his former employment with us. On May 14, 2010, we responded to the LF Letter denying the allegations in full.

The parties have filed their briefs in the Appeal and the case is awaiting decision by the appellate court. Oral arguments were heard in July 2011. On October 19, 2011 the fourth District Court of Appeals reversed the trial court's dismissal of the complaint and directed the trial court to proceed with the case. On November 3, 2011, Bankrate filed a motion for rehearing. We will continue to vigorously defend the Appeal and the requests of the LF Letter. We cannot presently estimate the amount of loss, if any, that would result from an adverse resolution of this matter.

On March 9, 2011, LF filed a civil action against the Company styled: Lower Fees, Inc., Plaintiff, vs. Bankrate, Inc., Defendant, in the Circuit Court of the Fifteen Judicial Circuit in and for Palm Beach County (the "New LF Lawsuit"). In the New LF Lawsuit, LF alleges that the Company breached a duty of good faith to operate a website transferred under the Asset Purchase Agreement to generate revenues that would have resulted in the Company having to pay LF certain earn-out payments under the Asset Purchase Agreement. The New LF Lawsuit is in its very early stages. LF seeks relief in the form of unspecified damages suffered, pre-judgment interest, attorneys' fees, and costs. The Company will vigorously defend the New Lawsuit and currently intends to file a motion to dismiss the New LF Lawsuit. The motion for summary judgment was heard in July 2011 and the Company is awaiting a ruling from the court. We cannot presently estimate the amount of loss, if any, that would result from an adverse resolution of this matter.

BanxCorp Litigation

On or about July 20, 2007, BanxCorp, an online publisher of rate information provided by financial institutions with respect to various financial products, filed suit against Bankrate in the United States District Court for the District of New Jersey alleging violations of Federal and New Jersey State antitrust laws, including the Sherman Act and the Clayton Act (the "Complaint"). In the Complaint, BanxCorp seeks injunctive relief, treble damages in an unspecified amount, and attorneys' fees and costs. BanxCorp alleges that it has been injured as a result of monopolistic and otherwise anticompetitive conduct on the part of Bankrate. Specifically, BanxCorp alleges that Bankrate has engaged in illegal predatory pricing, vendor lock-in, exclusionary product and distribution bundling and tie-in arrangements, anticompetitive acquisitions and market division agreements.

On October 19, 2007, Bankrate filed a motion to dismiss the Complaint for failure to state a claim, That motion to dismiss has been fully briefed and was submitted to the Court on January 25, 2008. On July 7, 2008, the Court issued an opinion in which it found that the complaint failed to state claims under the Sherman Act, but denied the motion to dismiss and directed the plaintiff to file an amended complaint providing greater detail regarding the Sherman Act claims and certain other claims. On August 21, 2008, the plaintiff filed a first amended complaint (the "First Amended BanxCorp Complaint"). In the First Amended BanxCorp Complaint, the plaintiff added new causes of action under the Sherman Act, including a cause of action alleging that Bankrate conspired with some 90 online media outlets to fix prices in connection with the publication of bank rate tables. Bankrate moved to dismiss the First Amended BanxCorp Complaint. While that motion was pending, on October 31, 2008 the plaintiff withdrew the First Amended BanxCorp Complaint and filed a second amended complaint (the "Second Amended BanxCorp Complaint"), in which it alleges violations of the Sherman Act, the Clayton Act, and New Jersey State antitrust laws based on the allegations described above.

Bankrate moved to dismiss the Second BanxCorp Amended Complaint. In an opinion dated September 14, 2009, the Court identified deficiencies in the Second Amended Complaint and directed the plaintiff to file a third amended complaint (the "Third Amended BanxCorp Complaint") curing those deficiencies. On October 15, 2009. the plaintiff filed the Third Amended Complaint. On November 13, 2009, Bankrate moved to dismiss the Third Amended Complaint for failure to state a claim. By Order dated July 13, 2010, the Court denied Bankrate's motion, and directed the parties to conduct discovery.

On April 1, 2011, BanxCorp filed a Fourth Amended Complaint in which BanxCorp added two new theories of liability to those set forth in the Third Amended Complain. The two new theories of liability are based upon (1) allegations that Bankrate engaged in a predatory pricing conspiracy with a number of online media outlets for an unspecified period prior to 2006, and thereafter engaged in a price-fixing conspiracy with those same online media outlets to charge supracompetitive prices, and (2) allegations that Bankrate's contractual arrangements with online media outlets constituted illegal exclusionary conduct for exclusive dealing—that it had previously conceded it could not maintain. Bankrate denies the new allegations, will move to dismiss all claims in the Fourth Amended Complaint that are based upon these allegations, and will content all remaining claims vigorously. We cannot presently estimate the amount of loss, if any, that would result from an adverse resolution of this matter.

Variant Litigation

On April 23, 2009, a lawsuit was filed against Bankrate claiming that Bankrate's website infringed United States Patent No. 7,379,900. The suit was filed by Variant, Inc., the alleged exclusive licensee of the patent, and styled Variant, Inc. v. Flexsol Packaging Corp., et al., in the United States District Court for the Eastern District of Texas (Tyler Division). Bankrate took discovery in the case and based on that discovery, filed a summary judgment motion for invalidity of the patent and a brief to construe the patent claims in a way that demonstrated our non-infringement. All claims and counterclaims in the case between Variant, Inc. and Bankrate, Inc. were dismissed with prejudice. The case was settled for $25,000 and dismissed with prejudice on April 2, 2010.

Bankrate, Inc. Shareholder Litigations

On July 22, 2009, Apax Partners, L.P. announced that funds advised by certain of its affiliates would acquire Bankrate, Inc. for approximately $576 million (the "Acquisition"). Four complaints challenging the Acquisition were filed. The first three complaints were filed in the Circuit Court of the Fifteenth Judicial Circuit in and for Palm Beach County, Florida. The first, Pfeffer v. Evans et al., was filed against Ben Holdings, Inc. and Ben Merger Sub, Inc. (the Apax-affiliated entities created to facilitate the Acquisition), Bankrate, and Bankrate's directors. The second, captioned KBC Asset Management v. Bankrate, Inc., et al., was filed against Apax, Ben Holdings, Ben Merger Sub, and Bankrate's directors. The third, captioned Bloch v. Bankrate, Inc. et al., was filed against Bankrate and its directors only. A fourth complaint, Novick v. Bankrate, Inc., et al., was filed in the United States District Court for the Southern District of Florida against Bankrate, its directors, Apax, Ben Holdings, and Ben Merger Sub.

These lawsuits alleged that, in connection with the Acquisition, Bankrate's directors breached fiduciary duties owed to Bankrate's shareholders, and to the extent that Apax, Ben Holdings, or Ben Merger Sub were named as defendants, that they aided and abetted in such alleged breach of the directors' fiduciary duties. The basic allegations at issue were, inter alia, that (1) the process by which Bankrate entered into a proposed transaction with Apax was flawed and did not maximize Bankrate shareholder value, and (2) the consideration to be paid to Bankrate's shareholders in connection with the Acquisition was inadequate.

The three state lawsuits were consolidated before Judge Thomas H. Barkdull and, after a period of discovery, plaintiffs moved for a preliminary injunction, only to withdraw that motion two days prior to the scheduled hearing date. On September 29, 2009, the parties involved in the lawsuits entered into a settlement in principle that was later memorialized in a memorandum of understanding. That settlement involved mutual releases and settlement of any claims arising out of the Acquisition, with the exception of appraisal claims. On April 16, 2010, Judge Barkdull signed an order preliminarily approving the settlement.

On September 22, 2010, Coatue Affiliates ("Coatue") filed the sole objection to the proposed settlement. Bankrate filed an opposition to Coatue's objection on October 18, 2010. On October 25, 2010, a settlement hearing was held before Judge Barkdull. At the hearing, Judge Barkdull approved the settlement (the "Settlement") while simultaneously allowing Coatue to opt out of the Settlement. On November 8, 2010, Judge Barkdull issued a written order (the "Order"), certifying the action as a mandatory, non-opt-out class action and awarding plaintiffs' counsel attorneys' fees and expenses in the amount of $2.0 million, that was paid on December 8, 2010. Judge Barkdull's approval of the Settlement forever released any and all claims, known or unknown, against Bankrate and Apax, and, among others, any of their present or former affiliates, parents, subsidiaries, general partners, limited partners, partnerships, and their respective officers, directors, managing directors, employees, and agents, related to the Acquisition. Judge Barkdull, however, ruled that Coatue was not a member of the class, and the Settlement and the Order should not, in any way, affect the rights or claims of Coatue in the appraisal action then-pending in Palm Beach County Circuit Court. No appeal was taken. Our director and officer insurance reimbursed us for $1.5 million during February 2011. The $2.0 million settlement was accrued in the period from August 25, 2009 to December 31, 2009. The $1.5 million insurance amount was recorded as an other asset at December 31, 2009 and offset the charge to acquisition related expenses and related party fees for the period from August 25, 2009 to December 31, 2009.

Bankrate Appraisal Litigation

On December 28, 2009, Bankrate initiated an appraisal lawsuit pursuant to the requirements of Florida statutory law against several former shareholders of the publicly traded common stock of Bankrate, who had sought to obtain a judicial appraisal of the value of that stock as of the time immediately prior to the completion of the Acquisition. As required by Florida law, in lieu of accepting the offer price of $28.50 per outstanding share of Bankrate common stock following the Acquisition, Bankrate's shareholders had the option of seeking a judicial appraisal of their shares. The holders of 2,136,586 such shares (approximately 11% of all shares outstanding before the Acquisition) exercised this option. Bankrate brought suit to provide a single forum for a judicial determination of the value of these dissenting shares (the "Action").

On February 18, 2010, Coatue, defendants in the Action, served their first set of interrogatories and first request for production on Bankrate. On March 2, 2010, Bankrate served its first interrogatories and request for production on all defendants in the Action. On March 3, 2010, the Glazer defendants (the "Glazer Defendants") served their first request for production on Bankrate. On April 5, 2010, defendant Binqiang Shi served his responses to Bankrate's discovery requests. Bankrate responded to Coatue's discovery requests on May 21, 2010 providing Coatue with responses and objections to the interrogatories and request production. Both the Glazer Defendants and all Coatue Affiliates except one responded to Bankrate's discovery requests on June 3, 2010, providing Bankrate with responses and objections to their interrogatories and request for production. Bankrate responded to the Glazer Defendants' discovery requests on June 4, 2010, providing the Glazer Defendants with responses and objections to their request for production. Finally, on June 8, 2010, the final Coatue Affiliate, the Coat Cayman Fund Ltd., served its requests and objections of Bankrate's discovery requests.

On September 15, 2010, Coatue filed an amended answer and counterclaims. In Coatue's counterclaims, they alleged breach of fiduciary duty claims against both Bankrate and its CEO, Thomas Evans. Bankrate and Evans responded to the counterclaims by filing a motion to dismiss on September 22, 2010. On October 8, 2010, Judge Barkdull held a hearing on the motion to dismiss and, on October 19, 2010, Judge Barkdull dismissed Coatue's counterclaims without prejudice.

On September 20, 2010, the Glazer Defendants resolved and settled all claims with Bankrate. As per the settlement agreement, Bankrate paid $5.7 million at the original $28.50 per share transaction price plus $141,000, which represents certain reimbursement for certain expenses and $368,000 in accrued interest under Florida's statutory rate. The Glazer Defendants were dropped from the Action with prejudice on October 21, 2010. See Note 14 for further information regarding legal proceedings.

At December 31, 2010, we have approximately $56.7 million in payable to these dissenting shareholders and accrued interest of approximately $4.6 million at the Florida statutory rate of 6%. Interest expense was approximately $3.6 million (Successor) and $1.3 million (Successor) during the year ended December 31, 2010 and the period July 17, 2009 to December 31, 2009, respectively. Interest expense compounds annually and is included as a component of interest expense in the accompanying consolidated statement of operations.

On February 11, 2011, Coatue resolved and settled their claims with Bankrate. As per the settlement agreement, Bankrate paid $55.2 million at the original $28.50 per share transaction price plus reimbursement of $1.5 million in certain expenses and $4.6 million in accrued interest under Florida's statutory rate. Coatue was dropped from the Action with prejudice on February 17, 2011. The $1.5 million (Successor) reimbursement was recorded as a legal settlement expense in the Company's consolidated statement of operation for the year ended December 31, 2010.

On February 18, 2011, defendant Binqiang Shi ("Shi") resolved and settled his claims with Bankrate. As per the settlement agreement, Bankrate paid $14,250 at the original $28.50 per share transaction price plus reimbursement of $3,100 for certain expenses and accrued interest of $1,200 under Florida's statutory rate. Shi was dropped from the Action with prejudice on February 22, 2011.

On February 23, 2011, Bankrate field a notice of voluntary dismissal without prejudice in the Action, as, at that point, all defendants had been dropped as parties to the Action. The matter is now closed.

Mortgage Grader Lawsuit

In October 2010, an action was commenced in the United States District Court for the Central District of California entitled Mortgage Grader, Inc. v. Lenderfi, Inc., et al., in which Bankrate is one of nine defendants. The complaint alleges that the plaintiff is the owner of a patent relating to "a computer-implemented system for enabling borrowers to anonymously shop for loan packages offered by a plurality of lenders" and that the patent is being infringed by each of the defendants. The complaint seeks relief in the form of an adjudication of patent infringement, unspecified treble damages together with pre-judgment and post-judgment interest, an injunction prohibiting further infringement, and reasonable attorneys' fees and costs. Bankrate has answered the complaint and asserted counterclaims alleging that the patent in question should be invalidated. An initial investigation on the merits of the action has been undertaken and Bankrate denies any liability. Settlement discussions have been initiated between the parties and are ongoing. We cannot presently estimate the amount of loss, if any, that would result from an adverse resolution of this matter.

Leases

We lease office space in certain cities in the United States, United Kingdom and in Beijing, China. These leases are accounted for as operating leases. Total rent expense for the year ended December 31, 2010, the period from July 17, 2009 to December 31, 2009, the period from January 1, 2009 to August 24, 2009 and the year ended December 31, 2008, respectively amounted to approximately $2.4 million (Successor), $0.8 million (Successor), $1.4 million (Predecessor), and $2.0 million (Predecessor), respectively.

We recognize rent expense for operating leases with periods of free rent, step rent provisions and escalation clauses on a straight-line basis over the applicable lease term. We consider lease renewals in the useful life of our leasehold improvements when such renewals are reasonably assured. We take these provisions into account when calculating minimum aggregate rental commitments under non-cancelable operating leases. Future minimum lease payments under non-cancelable operating and capital leases and having initial lease terms in excess of one year as of December 31, 2010 were:

($ in thousands)	Operating Leases	Capital Leases
Year Ending December 31,
2011	$2,289	$36
2012	2,279	36
2013	2,089	36
2014	1,331	30
2015	1,373	—
Thereafter through 2017	1,057	—

Total minimum lease payments	$10,418	$138

Less: Interest		23

Present value of minimum capital lease payments		115
Obligations under capital leases, current		25

Obligations under capital leases, noncurrent		$90

Other Commitments

We have executed employment agreements with 14 key executives, including Bankrate's President and Chief Executive Officer. Three of the executives' employment contracts were modified as a result of the Acquisition. Each employment agreement provides for a minimum annual base salary, an annual bonus contingent on our achieving certain performance criteria, and severance provisions ranging from three months to one year's annual base salary. Under the terms of the employment agreements, the individuals are entitled to receive minimum annual base salaries of $2.8 million in the aggregate.

Shareholder Notes	12 Months Ended
Dec. 31, 2010
Shareholder Notes [Abstract]
Shareholder Notes

Note 9—Shareholder Notes

At December 31, 2009, long-term debt consisted of $222 million to the equity owners of Ben Holding S.à r.l., the majority owner of Holdings, and certain members of the Company's management, which was borrowed to provide funding for the Acquisition ("Shareholder Notes"). The notes payable to the Apax Funds were issued on August 24, 2009, and the notes payable to certain senior executives and former board members of Bankrate were issued on September 25, 2009. The Shareholder Notes had maturity dates of August 24, 2014. Interest on the Shareholder Notes accrued daily on the outstanding principal amount at 11.75% and are payable semi-annually on June 30 and December 31 in cash. Additional interest on these notes accrued daily on the outstanding principal amount at 2.25% and was payable semi-annually on June 30 and December 31 as cash interest, PIK interest or in any combination of cash interest or PIK interest. Interest expense was approximately $17.2 million (Successor) and $10.8 (Successor) during the year ended December 31, 2010 and the period from July 17, 2009 to December 31, 2009.

In connection with the acquisitions of NetQuote and CreditCards (see Note 11) and the issuance of the Senior Secured Notes, on July 13, 2010 (see Note 10), the parties converted the Shareholder Note into shares of the Company by the following steps (the "Recapitalization"): (i) The Company paid $20.5 million to the holders of the Shareholder Notes in satisfaction of all unpaid accrued interest on the Shareholder Notes (the "Note Holder Interest"), (ii) the equity owner of Ben Holding S.à r.l. contributed their Shareholder Notes plus the Note Holder Interest they received from the Company to Ben Holding S.à r.l. in exchange for additional equity in Ben Holding S.à r.l., (iii) Ben Holding S.à r.l., together with the members of Company management that hold Shareholder Notes, contributed all of the Shareholders Notes plus all (or 30% in the case of Company management), of the Note Holder Interest to Holdings in exchange for a principal amount of approximately $244.3 million of newly-issued stock of the Company. For the stock issued, the Company received cash of $19.7 million.

In connection with the issuance of the Senior Secured Notes (see Note 10), Apax Partners, L.P. and Company management contributed $73.0 million and $6.7 million, respectively, to the capital of the Company in exchange for additional common stock.

Senior Secured Notes	12 Months Ended
Dec. 31, 2010
Senior Secured Notes [Abstract]
Senior Secured Notes

Note 10—Senior Secured Notes

On July 13, 2010, the Company issued $300 million of 11 3/4% Senior Secured Notes ("Senior Secured Notes") due July 15, 2015 at an Offering Price of 99.077%. The original issue discount of $2.8 million has been amortized by $200,000 and has a balance of $2.6 million at December 31, 2010. Interest on the Senior Secured Notes accrued daily on the outstanding principal amount at 11 3/4% and is payable semi-annually, in arrears, on July 15 and January 15, beginning on January 15, 2011, in cash. The net proceeds of approximately $286.9 million were used to fund the acquisitions of NetQuote and CreditCards, pay related fees and expenses and for general corporate purposes. On or after July 15, 2013, the Company may redeem some or all of the Senior Secured Notes at a premium that will decrease over time as set forth in Bankrate, Inc's Indenture, dated as of July 13, 2010, governing its 11 3/4% Senior Secured Notes due 2015 (the "Indenture"). Additionally, if the Company experiences a change of control, the holders of the Senior Secured Notes have the right to require the Company to purchase the Senior Secured Notes at a price in cash equal to 101% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date of purchase. The Indenture contains other restrictions and limitations. The Senior Secured Notes are collateralized by all of the Company's assets subject to certain excluded properties.

Acquisitions	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Acquisitions [Abstract]
Acquisitions

NOTE 8 – ACQUISITIONS

Fiscal Year 2011

During the nine months ended September 30, 2011, the Company acquired certain entities for an aggregate purchase price of $25.5 million in cash. Additionally, the Company paid $576,000 in relation to contingent consideration for previously acquired entities. These entities are individually and in the aggregate immaterial to the Company's net assets and operations, were accounted for as purchases and are included in the Company's condensed consolidated results from the acquisition date.

The Company recorded $9.0 million in goodwill and $19.7 million in intangible assets related to these acquisitions consisting of agent relationships for $2.3 million, developed technologies for $1.4 million and internet domain names for $16.0 million. We expect goodwill will be deductible for income tax purposes.

Fiscal Year 2010

Acquisition of NetQuote.com

On July 13, 2010, the Company completed the stock acquisition of NetQuote Holdings, Inc. ("NetQuote"), a Delaware corporation, for $202.8 million in cash, net of cash acquired and net of NetQuote's debt and transaction costs. NetQuote, based in Denver, Colorado, operates websites that offer consumers competitive insurance rates for auto, home, life, and health. The Company paid $191.8 million, net of cash acquired, and $11 million was placed in escrow to satisfy certain indemnification obligations of NetQuote's shareholders. As of September 30, 2011, no escrow payments have been made.

This acquisition was made to complement the online publishing business. The results of operations of NetQuote is included in the Company's consolidated results from the acquisition date. We recorded approximately $133.4 million in goodwill, which reflects the adjustments necessary to allocate the purchase price to the fair value of the assets acquired and the liabilities assumed. We expect goodwill will not be deductible for income tax purposes. Approximately $92.0 million was recorded as intangible assets consisting of Internet domain name for $40.9 million, customer relationships for $46.0 million, and developed technology for $5.1 million.

The following table presents the January 1, 2011 estimated fair value of assets acquired and liabilities assumed at acquisition date, measurement period adjustments during the nine months ended September 30, 2011 and the final adjusted acquisition date fair values as of September 30, 2011.

($ in thousands)	Acquisition Date Estimated Fair Value	Measurement Period Adjustments	Adjusted Acquisition Date Estimated Fair Value
Current assets, net of cash acquired	$9,323	$—	$9,323
Property and equipment, net	3,070	—	3,070
Intangible assets	92,000	—	92,000
Goodwill	133,184	205	133,389
Other noncurrent assets	82	—	82
Current liabilities	(10,386)	445	(9,941)
Deferred tax liability	(18,294)	(650)	(18,944)
Other noncurrent liabilities	(6,184)	—	(6,184)

Preliminary purchase price	$202,795	$—	$202,795

The measurement period adjustments relate to current liabilities, goodwill and other noncurrent liabilities and are due to a change in the valuation of receivables and deferred tax liabilities.

The Company has adjusted the provisional amounts at December 31, 2010 that were recognized at the acquisition dates to reflect new information obtained about facts and circumstances that existed as of the acquisition dates that, if known, would have affected the measurement of the amounts recognized as of those dates. Such adjustments resulted in a net increase of $205,000 in goodwill, a decrease of $445,000 to accrued expenses and an increase to deferred income tax liability of $650,000. These amounts were not retrospectively adjusted as of December 31, 2010 as the amounts were not deemed material. The fair values of assets acquired and liabilities assumed were finalized as of June 30, 2011.

The valuations used to determine the fair value of the intangible assets and the resulting goodwill in the purchase price allocation principally use the discounted cash flow methodology and were made concurrent with the effective date of the acquisition. The weighted average amortization periods for intangible assets recorded in the acquisition are as follows:

Years
Trademarks and URLs	15.0
Customer relationships	8.3
Developed technologies	3.0

Acquisition of CreditCards.com

On August 6, 2010, the Company completed the stock acquisition of CreditCards.com, Inc. ("CreditCards"), a Delaware corporation, for $143.1 million in cash, net of cash acquired and net of CreditCards' debt and transaction costs. CreditCards, based in Austin, Texas, operates websites that offer consumers information on credit cards. The Company paid $135.8 million, net of cash acquired, and $7.3 million was placed in escrow to satisfy certain indemnification obligations of CreditCards' shareholders. As of September 30, 2011, no escrow payments have been made.

This acquisition was made to complement the online publishing business. The results of operations of CreditCards is included in the Company's consolidated results from the acquisition date. We recorded approximately $81.2 million in goodwill, which reflects the adjustments necessary to allocate the purchase price to the fair value of the assets acquired and the liabilities assumed. We expect goodwill will not be deductible for income tax purposes. The goodwill of approximately $81.2 million represents the value that is expected from combining CreditCards with Bankrate to provide buyer-specific synergies to leverage the Bankrate platform to increase revenue, reduce expenses, ultimately leading to increased profits. This type of synergy is not readily available to marketplace participants. Approximately $67.8 million was recorded as finite-lived intangible assets consisting of Internet domain name for $26.5 million, customer relationships for $39.4 million, and developed technology for $1.9 million.

The following table presents the January 1, 2011 estimated fair value of assets acquired and liabilities assumed at acquisition date, measurement period adjustments and the final adjusted acquisition date fair values.

($ in thousands)	Acquisition Date Estimated Fair Value	Measurement Period Adjustments	Adjusted Acquisition Date Estimated Fair Value
Current assets, net of cash acquired	$10,445	$—	$10,445
Property and equipment, net	571	—	571
Intangible assets	71,900	(4,100)	67,800
Goodwill	75,795	5,400	81,195
Other noncurrent assets	59	—	59
Current liabilities	(7,676)	292	(7,384)
Deferred tax liability	(6,584)	(1,592)	(8,176)
Other noncurrent liabilities	(1,446)	—	(1,446)

Preliminary purchase price	$143,064	$—	$143,064

The measurement period adjustments relate to goodwill and intangible assets, other noncurrent assets and current liabilities and are due to changes in working capital and changes in the valuation of deferred tax liabilities.

The Company has adjusted the provisional amounts at December 31, 2010 that were recognized at the acquisition dates to reflect new information obtained about facts and circumstances that existed as of the acquisition dates that, if known, would have affected the measurement of the amounts recognized as of those dates. Such adjustments resulted in a decrease of $4.1 million to intangible assets, an increase of $5.4 million in goodwill, a decrease of $292,000 to accrued expenses and an increase to deferred income tax liability of $1.6 million. These amounts were not retrospectively adjusted as of December 31, 2010 as the amounts were not deemed material. The fair values of assets acquired and liabilities assumed were finalized as of June 30, 2011.

The valuations used to determine the fair value of the intangible assets and the resulting goodwill in the purchase price allocation principally use the discounted cash flow methodology and were made concurrent with the effective date of the acquisition. The weighted average amortization periods for intangible assets recorded in the acquisition are as follows:

Years
Trademarks and URLs	20.0
Customer relationships	8.0
Developed technologies	3.0

Other Acquisitions

During the year ended December 31, 2010, the Company acquired certain entities for an aggregate purchase price of $11.8 million in cash. These entities are individually and in the aggregate immaterial to the Company's net assets and operations, were accounted for as purchases and are included in the Company's condensed consolidated results from the acquisition date.

The Company recorded $640,000 in goodwill and $11.2 million in intangible assets related to the acqusitions consisting of domain names for $10.5 million, customer relationships for $590,000 and affiliate network relationship for $90,000. We expect goodwill will be deductible for income tax purposes.

Pro Forma Data

The following unaudited pro forma data summarizes the results of operations for the periods presented as if the acquisitions of NetQuote and CreditCards had been completed on January 1, 2010. The pro forma data give effect to the actual operating results prior to the acquisitions and adjustments to revenue of $323,000, cost of revenue of $323,000, stock based compensation expense of $2.2 million, depreciation and intangible assets amortization of $4.4 million, interest expense of $666,000, and income taxes of $1.4 million for the three months ended September 30, 2010. The pro forma data give effect to the actual operating results prior to the acquisitions and adjustments to revenue of $4.0 million, cost of revenue of $4.0 million, depreciation and intangible assets amortization of $8.6 million, interest expense of $2.6 million, and income taxes of $2.3 million for the nine months ended September 30, 2010. The pro forma data does not give effect to transaction costs related to the acquisitions. These pro forma amounts are not intended to be indicative of the results that would have been actually reported if the acquisitions of NetQuote and CreditCards had occurred on January 1, 2010 or that may be reported in the future.

	Three months ended	Nine months ended
(In thousands )	September 30, 2010	September 30, 2010

Total revenue	$78,690	$223,524

Loss from operations	$(10,602)	$(712)

Net loss	$(13,572)	$(18,820)

Basic and diluted net loss per share:
Basic and Diluted	$(.10)	$(.29)

Note 11—Acquisitions

All acquisitions occurring after January 1, 2009 are accounted for under the acquisition method. Under this method, the acquirer recognizes the assets acquired, the liabilities assumed, contractual contingencies, as well as any non-controlling interest in the acquiree at their fair values at the acquisition date. For acquisitions occurring after January 1, 2009, transaction costs are excluded from the acquisition cost and are expensed as incurred.

Fiscal Year 2010

Acquisition of Bargaineering.com

On January 29, 2010, the Company completed the acquisition of the website www.Bargaineering.com from Jim Wang Enterprises, LLC., a Maryland limited liability company ("Bargaineering"), for $3.0 million in cash with an additional $500,000 in potential cash earn-out payments based on achieving certain performance metrics over the period commencing January 29, 2012 and ending January 29, 2013. Bargaineering, based in Columbia, Maryland, operates a blog site that educates consumers about personal finance in the areas of mortgages, banking products and credit cards. This acquisition was made to expand the product lines offered in the online publishing business. The Company paid $2.0 million on February 29, 2010 and will make additional payments of $500,000 on each of January 29, 2011 and January 29, 2012. Additional earn out payments of up to $500,000 may be payable as described above.

The results of operations of Bargaineering are included in the Company's consolidated results from the acquisition date. Except for intangible assets, no other assets or liabilities were assumed. Thus, we recorded approximately $290,000 in goodwill, which reflects the adjustments necessary to allocate the purchase price net of intangible assets acquired. We expect goodwill to be amortizable and deductible for income tax purposes. Approximately $2.8 million was recorded as finite-lived intangible assets consisting of Internet domain name for $2.7 million and non-compete agreement for $140,000.

The fair value of the earn-out arrangement associated with the Bargaineering acquisition was estimated at $130,000 using the income approach incorporating significant inputs not observable in the market (Level 3 inputs under ASC 820). Key assumptions include probability of visitor projections and the use of the risk-free rate as a discount factor, as the risk is reflected in the visitor probability assessment. The range of potential undiscounted payments that the Company could be required to make under the earn-out arrangement was estimated to be between $0 and maximum amount of $500,000. We remeasured the contingent consideration liability as of December 31, 2010 using currently available facts and circumstances including Bargaineering's 2010 performance, resulting in an incremental increase in the contingent consideration liability of $60,000, which was recorded in the statement of operations during the year ended December 31, 2010.

We determined the fair value of the intangible assets and the resulting goodwill in the purchase price allocations for the acquisitions. These valuations principally use the discounted cash flow methodology and were made concurrent with the effective date of the acquisition. The amortization periods for intangible assets recorded in the acquisition are as follows:

Years
Trademarks and URLS	7
Non-compete Agreement	5

Acquisition of InsuranceQuotes.com

On March 31, 2010, the Company acquired certain intangible assets of InsuranceQuotes.com Development, LLC, a Delaware limited liability company ("InsuranceQuotes"), for $6.0 million in cash. InsuranceQuotes, based in Newton, Massachusetts, operates a website that offers consumers competitive insurance rates for auto, home, life, and health. This acquisition was made to compliment the online publishing business. The Company paid $5.3 million on March 31, 2010, and $750,000 was placed in escrow to satisfy certain indemnification obligations of the InsuranceQuote's shareholders. As of December 31, 2010, no escrow payments have been made.

The results of operations of InsuranceQuotes are included in the Company's consolidated results from the acquisition date. Except for intangible assets, no other assets or liabilities were assumed. We recorded approximately $65,000 in goodwill, which reflects the adjustments necessary to allocate the purchase price to the fair value of the intangible assets acquired. We expect goodwill to be amortizable and deductible for income tax purposes. Approximately $5.9 million was recorded as finite-lived intangible assets consisting of Internet domain name for $5.9 million, non-compete agreement for $20,000, and Internet content for $15,000.

We determined the fair value of the intangible assets and the resulting goodwill in the purchase price allocations for the acquisitions. These valuations principally use the discounted cash flow methodology and were made concurrent with the effective date of the acquisition. The amortization periods for intangible assets recorded in the acquisition are as follows:

Years
Trademarks and URLS	20
Non-compete Agreement	3
Content	2

Acquisition of NetQuote.com

On July 13, 2010, the Company completed the stock acquisition of NetQuote Holdings, Inc. ("NetQuote"), a Delaware corporation, for $202.8 million in cash, net of cash acquired and net of NetQuote's debt and transaction costs. NetQuote, based in Denver, Colorado, operates websites that offer consumers competitive insurance rates for auto, home, life, and health. The Company paid $191.8 million, net of cash acquired, and $11 million was placed in escrow to satisfy certain indemnification obligations of NetQuote's shareholders. As of December 31, 2010, no escrow payments have been made.

This acquisition was made to complement the online publishing business. The results of operations of NetQuote for the period from July 14, 2010 to December 31, 2010 are included in the Company's consolidated financial statements. We recorded approximately $133.2 million in goodwill, which reflects the adjustments necessary to allocate the purchase price to the fair value of the assets acquired and the liabilities assumed. We expect goodwill will not be deductible for income tax purposes. The goodwill of approximately $133.2 million represents the value that is expected from combining NetQuote with Bankrate to provide buyer-specific synergies to leverage the Bankrate platform to increase revenue, reduce expenses, ultimately leading to increased profits. This type of synergy is not readily available to marketplace participants. Approximately $92.0 million was recorded as finite-lived intangible assets consisting of Internet domain name for $40.9 million, customer relationships for $46.0 million, and developed technology for $5.1 million.

The following table presents the estimated fair value of assets acquired and liabilities assumed at acquisition date, measurement period adjustments through December 31, 2010 and the adjusted acquisition date estimated fair values at December 31, 2010.

($ in thousands)	Acquisition Date Estimated Fair Value	Measurement Period Adjustments	Adjusted Acquisition Date Estimated Fair Value
Current assets, net of cash acquired	$9,402	$(79)	$9,323
Property and equipment, net	3,070	—	3,070
Intangible assets	92,000	—	92,000
Preliminary goodwill	115,014	18,170	133,184
Other noncurrent assets	82	—	82
Current liabilities	(10,386)	—	(10,386)
Deferred tax liability	—	(18,294)	(18,294)
Other noncurrent liabilities	(6,184)	—	(6,184)

Preliminary purchase price	$202,998	$(203)	$202,795

The measurement period adjustments relate to current assets, goodwill and other noncurrent liabilities and are due to a change in the valuation of receivables and deferred tax liabilities.

Amounts at December 31, 2010 are provisional and goodwill, income taxes and working capital have not been finalized. Additional measurement period adjustments could reflect new information obtained about facts and circumstances that existed as of the acquisition date. Such changes could be significant. We expect to finalize the valuation and complete the purchase price allocation no later than one-year from the acquisition date.

The valuations used to determine the estimated fair value of the intangible assets and the resulting goodwill in the purchase price allocation principally use the discounted cash flow methodology and were made concurrent with the effective date of the acquisition. The weighted average amortization periods for intangible assets recorded in the acquisition are as follows:

Years
Trademarks and URLs	15.0
Customer relationships	8.3
Developed technologies	3.0

Acquisition of CreditCards.com

On August 6, 2010, the Company completed the stock acquisition of CreditCards.com, Inc. ("CreditCards"), a Delaware corporation, for $143.1 million in cash, net of cash acquired and net of CreditCards' debt and transaction costs. CreditCards, based in Austin, Texas, operates websites that offer consumers information on credit cards. The Company paid $135.8 million, net of cash acquired, and $7.3 million was placed in escrow to satisfy certain indemnification obligations of CreditCards' shareholders. As of December 31, 2010, no escrow payments have been made.

This acquisition was made to complement the online publishing business. The results of operations of CreditCards for the period from August 7, 2010 to December 31, 2010 are included in the Company's consolidated financial statements. We recorded approximately $75.8 million in goodwill, which reflects the adjustments necessary to allocate the purchase price to the fair value of the assets acquired and the liabilities assumed. We expect goodwill will not be deductible for income tax purposes. The goodwill of approximately $75.8 million represents the value that is expected from combining CreditCards with Bankrate to provide buyer-specific synergies to leverage the Bankrate platform to increase revenue, reduce expenses, ultimately leading to increased profits. This type of synergy is not readily available to marketplace participants. Approximately $71.9 million was recorded as finite-lived intangible assets consisting of Internet domain name for $29.4 million, customer relationships for $40.6 million, and developed technology for $1.9 million.

The following table presents the estimated fair value of assets acquired and liabilities assumed at acquisition date, measurement period adjustments through December 31, 2010 and the adjusted acquisition date estimated fair values at December 31, 2010.

($ in thousands)	Acquisition Date Estimated Fair Value	Measurement Period Adjustments	Adjusted Acquisition Date Estimated Fair Value
Current assets, net of cash acquired	$10,445	$—	$10,445
Property and equipment, net	571	—	571
Intangible assets	74,100	(2,200)	71,900
Preliminary goodwill	61,649	14,146	75,795
Other noncurrent assets	4,000	(3,941)	59
Current liabilities	(9,776)	2,100	(7,676)
Deferred tax lilability	—	(6,584)	(6,584)
Other noncurrent liabilities	(1,446)	—	(1,446)

Preliminary purchase price	$139,543	$3,521	$143,064

The measurement period adjustments relate to goodwill and intangible assets, other noncurrent assets and current liabilities and are due to changes in working capital and changes in the valuation of deferred tax liabilities.

Amounts at December 31, 2010 are provisional and goodwill, income taxes and working capital have not been finalized. Additional measurement period adjustments could reflect new information obtained about facts and circumstances that existed as of the acquisition date. Such changes could be significant. We expect to finalize the valuation and complete the purchase price allocation no later than one-year from the acquisition date.

The valuations used to determine the estimated fair value of the intangible assets and the resulting goodwill in the purchase price allocation principally use the discounted cash flow methodology and were made concurrent with the effective date of the acquisition. The weighted average amortization periods for intangible assets recorded in the acquisition are as follows:

Years
Trademarks and URLs	20.0
Customer relationships	8.2
Developed technologies	3.0

Acquisition of InfoTrak

On September 30, 2010, the Company acquired certain assets and liabilities of InfoTrak National Data Services, a Massachusetts corporation ("InfoTrak"), for $1.6 million in cash. InfoTrak, based in Boston, Massachusetts, operates a print publication business with major newspapers in the United States. This acquisition was made to expand the product lines offered in the print publishing business. The Company paid $1.45 million on September 30, 2010, and $150,000 was placed in escrow to satisfy certain indemnification obligations of InfoTrak National Data Services, Inc.'s shareholders. As of December 31, 2010, no escrow payments have been made.

The results of operations of InfoTrak are included in the Company's consolidated results starting on October 1, 2010. Except for intangible assets, no other assets or liabilities were assumed. Thus, we recorded approximately $285,000 in goodwill, which reflects the adjustments necessary to allocate the purchase price net of intangible assets acquired. We expect goodwill will be deductible for income tax purposes. Approximately $1.3 million was recorded as finite-lived intangible assets consisting of Customer relationships for $680,000, non-compete agreement for $625,000, and trademark for $10,000.

The estimated fair value of assets acquired and liabilities assumed are provisional and are based on the information that was available as of the acquisition date. Measurement period adjustments could reflect new information obtained about facts and circumstances that existed as of the acquisition date. Such changes could be significant. We expect to finalize the valuation and complete the purchase price allocation no later than one-year from the acquisition date.

We determined the fair value of the intangible assets and the resulting goodwill in the purchase price allocations for the acquisitions. These valuations principally use the discounted cash flow methodology and were made concurrent with the effective date of the acquisition. The weighted average amortization periods for intangible assets recorded in the acquisition are as follows:

Years
Trademarks and URLs	1.0
Customer relationships	13.7
Developed technologies	5.0

Acquisition of CD.com

On October 15, 2010, the Company completed the acquisition of the internet domain name CD.com from Rick Latona Auctions, LLC, a Georgia Limited Liability Company for $500,000. This acquisition was made to complement the online publishing business. The results of operations of CD.com are included in the Company's consolidated results from the acquisition date. The Company preliminarily booked the $500,000 to internet domain name and is in the process of determining the fair value of the intangible asset and resulting goodwill in its purchase price allocation.

Acquisition of CreditCards.ca

On November 23, 2010, the Company completed the acquisition of internet domain name CreditCards.ca from an Enterprise Analyticals Modeling and Process, LLC, for $650,000. This acquisition was made to complement the online publishing business. The results of operations of CreditCards.ca are included in the Company's consolidated results from the acquisition date. The Company preliminarily booked $650,000 to internet domain name and is in the process of determining the fair value of the intangible asset and resulting goodwill in its purchase price allocation.

Pro Forma Data (Unaudited)

The following unaudited pro forma data summarizes the results of operations for the periods presented as if the acquisitions of NetQuote and CreditCards had been completed on January 1, 2009. We did not include Bargaineering, InsuranceQuotes, InfoTrak, CD.com and CreditCards.Ca as these are individually and in aggregate not material to the operations of Bankrate. The pro forma data give effect to the actual operating results prior to the acquisitions and adjustments to revenue, cost of revenue, depreciation and intangibles asset amortization, interest expense, and income taxes. The pro forma data does not give effect to transaction costs related to the acquisitions. These pro forma amounts are not intended to be indicative of the results that would have been actually reported if the acquisitions of NetQuote and CreditCards had occurred on January 1, 2009 or that may be reported in the future.

	(Unaudited)
	Successor	Successor	Predecessor
($ in thousands, except per share data)	Year ended December 31, 2010	Period from July 17, 2009 through December 31, 2009	Period from January 1, 2009 through August 24, 2009
Total revenue	$300,887	$89,037	$175,282

Income (loss) from operations	$12,050	$424	$(34,053)

Net loss	$(25,304)	$(11,419)	$(50,023)

Basic and diluted net loss per share:
Basic	$(0.35)	$(0.26)	$(2.65)
Diluted	(0.35)	(0.26)	(2.65)

Acquisition Impact

NetQuote and CreditCards' impact to revenue for the year ended December 31, 2010 was approximately $70.7 million. Additionally, we incurred $10.1 million of acquisition related expenses and $2.5 million in restructuring costs associated with the acquisitions of NetQuote, CreditCards, and the Senior Secured Notes issued for the acquisition of NetQuote and CreditCards, which are included in the statement of operations for the year ended December 31, 2010. Calculating the acquisition impact to net loss is impractical because certain expenses are not allocated to the acquired subsidiaries.

Fiscal Year 2009

Holdings' Acquisition of Bankrate

As described in Note 1, Holdings completed its acquisition of all of the outstanding shares of Bankrate common stock on September 25, 2009. Holdings acquired Bankrate as a platform for future synergistic acquisitions in the personal finance vertical. For accounting purposes, August 25, 2009 is deemed the acquisition date because it is the date that Holdings obtained control of Bankrate.

Pursuant to the Merger Agreement, Merger Sub offered to purchase all of the outstanding shares of common stock, par value $0.01 per share, of Bankrate at a price of $28.50 per share. Following the purchase by Merger Sub of Bankrate, Merger Sub merged with and into Bankrate, with Bankrate surviving the Merger as a wholly-owned subsidiary of Holdings.

The Acquisition was accounted for by Holdings under the acquisition method of accounting in accordance ASC 805. Holdings then applied push-down accounting to Bankrate as of August 25, 2009.

The fair values assigned to identifiable intangible assets acquired were based on estimates and assumptions determined by management primarily using the income approach. We estimated the fair values with the assistance of a third party appraisal firm. We recorded the excess purchase consideration over the fair value of the assets acquired of approximately $350 million as goodwill.

The acquisition date fair value of the total consideration transferred was approximately $553 million, which consisted of the following:

($ in thousands)
Cash paid by Holdings to acquire shares of outstanding Bankrate common stock	$506,175
Estimated fair value of shares of Holdings common stock issued to acquire shares of outstanding Bankrate common stock	27,801
Estimated fair value of notes issued by Holdings to acquire shares of outstanding Bankrate common stock	18,534

Total purchase consideration paid by Holdings	552,510
Bankrate cash used to acquire shares of outstanding Bankrate common stock, net of $3.8 million from exercise of Bankrate stock options	23,722

Total paid for outstanding Bankrate common stock	$576,232

Direct transaction costs incurred as a result of the Acquisition related to investment banking, legal, accounting, and other professional services directly related to the Acquisition. Direct transaction costs of approximately $2.4 million were expensed during the period from August 25, 2009 to December 31, 2009 and are included as acquisition related expenses in the accompanying consolidated statement of operations. Approximately $34.6 million of transaction costs were incurred by Bankrate during the period of January 1, 2009 to August 24, 2009. Additionally, approximately $2.5 million of transaction costs were incurred by Holdings prior to August 25, 2009 and are reflected in the accompanying consolidated statement of operations for the period from July 17, 2009 to December 31, 2009 (Successor). To the extent the costs incurred by Bankrate were not paid prior to August 25, 2009, they are included within accrued expenses in the net assets acquired in the Acquisition. Approximately $30.9 million of transaction costs were paid during the period from July 17, 2009 to December 31, 2009 of which $526,000 and approximately $30.3 million are included within cash used in business acquisition in the accompanying consolidated statement of cash flows.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the acquisition date:

($ in thousands)	August 25, 2009
Cash	$59,310
Accounts receivable	12,452
Deferred income taxes	1,071
Prepaid expenses and other current assets	26,032
Furniture, fixtures and equipment	2,135
Intangible assets	233,800
Other non-current assets	720

Total identifiable assets	335,520

Accounts payable	(3,151)
Accrued expenses and payable to certain Bankrate shareholders	(60,759)
Acquisition earn-outs payable	(17,299)
Deferred tax liability	(50,316)
Deferred revenue	(841)
Other non-current liabilities	(393)
Total liabilities assumed	(132,759)

Net assets acquired	202,761

Goodwill	349,749

Total	$552,510

We determined the fair value of the intangible assets and the resulting goodwill in the purchase price allocations for the acquisitions. These valuations principally use the discounted cash flow methodology and were made concurrent with the effective date of the acquisition. The weighted average amortization periods for finite-lived intangible assets recorded in the acquisition are as follows:

Years
Trademarks and URLs	23.0
Customer relationships	9.1
Affiliate network relationships	1.4
Developed technologies	6.0

The goodwill arising from this transaction is not deductible for tax purposes. The goodwill of approximately $350 million represents the value that is expected from combining Bankrate with Apax Partners to provide buyer-specific synergies to leverage the Bankrate platform to increase revenue, reduced expenses, ultimately leading to increased profits. This type of synergy is not readily available to marketplace participants.

Fiscal Year 2008—Predecessor Transactions

On September 23, 2008, we completed the acquisition of certain assets and liabilities of Blackshore Properties, Inc. ("Blackshore"), a California corporation, for $12.4 million in cash with an additional $2.5 million in potential cash Earn-Out Payments based on achieving certain performance metrics over the next twelve months. During the year ended December 31, 2010, the Company made $2.5 million of Earn-out payments to the sellers, which was recorded as additional goodwill. The principal asset of Blackshore was its website, Bankaholic.com ("Bankaholic"), which offers consumers rate and product information as well as research tools on a variety of financial products including mortgage loans and lender information, certificates of deposit, money market accounts, savings accounts, credit cards, insurance quotes and college savings plans. We paid $11.9 million in cash on September 23, 2008, and $500,000 in cash was placed in escrow to satisfy certain indemnification obligations of Blackshore and its sole shareholder. The purchase price was paid with cash on hand. No escrow payments have been made to date. The acquisition was accounted for as a purchase and the results of operations of Bankaholic are included in our consolidated results from the acquisition date. In the three months ended September 30, of 2008 we preliminarily estimated the fair values of identified assets acquired and recorded approximately $12.4 million in intangible assets consisting of $12.0 million for the Internet domain name, $347,000 for the customer list and $75,000 for the non-compete agreement. In the three months ended December 31, 2008, approximately $4.7 million was reclassified from Internet domain name to goodwill based on valuation work that was completed in the three months ended December 31, 2008.

On September 5, 2008, we completed the acquisition of certain assets and liabilities of LinkSpectrum Co., a North Carolina corporation, for $34.1 million in cash with an additional $10.0 million in potential cash Earn-out Payments based on achieving certain financial performance metrics over the next two years. The principal asset of LinkSpectrum Co. was its web site, CreditCardGuide.com ("CCG"), which offers consumers the ability to shop, compare and apply for credit cards online. We paid $30.9 million in cash on September 5, 2008, and $3.2 million in cash was placed in escrow to satisfy certain indemnification obligations of LinkSpectrum Co. and its sole shareholder. The purchase price was paid with cash on hand. No cash Earn-Out payments or escrow payments have been made to date. The acquisition was accounted for as a purchase and the results of operations of CCG are included in our consolidated results from the acquisition date. No goodwill was recorded as the excess cost over the value of assets acquired was equal to the fair value of identified intangible assets. Approximately $32.2 million was recorded as intangible assets consisting of Internet domain name—$31.1 million; customer relationships—$900,000; and non-compete agreement—$200,000.

On February 5, 2008, we completed the acquisition of certain assets and liabilities of InsureMe, Inc., a Colorado corporation ("InsureMe"), for $65 million in cash with an additional $21.0 million in potential cash Earn-Out Payments based on achieving certain performance metrics over the next two years. During the year ended December 31, 2010, the Company made $11.0 million of Earn-out payments to the sellers, which was recorded as additional goodwill. InsureMe, based in Englewood, Colorado, operates a website and a network of hundreds of affiliates that offer consumers competitive insurance rates for auto, home, life, health and long-term care. The Company paid $58.5 million in cash on February 5, 2008, and $6.5 million in cash was placed in escrow to satisfy certain indemnification obligations of InsureMe and its shareholders. The purchase price was paid with cash on hand. No escrow payments have been made to date. We paid the InsureMe sellers a $10 million Earn-Out payment in February 2009 related to the year ended December 31, 2008 which was recorded as additional goodwill. The acquisition was accounted for as a purchase and the results of operations of InsureMe are included in our consolidated results from the acquisition date. We recorded approximately $40.9 million in goodwill, which reflects the adjustments necessary to allocate the purchase price to the fair value of the assets acquired and the liabilities assumed. We expect goodwill to be amortizable and deductible for income tax purposes. Approximately $24.1 million was recorded as intangible assets consisting of customer relationships—$12.0 million; agent relationships—$4.9 million; developed technology—$4.6 million; affiliated network—$1.9 million; non-compete agreements—$590,000; and Internet domain name—$130,000.

Also on February 5, 2008, we acquired certain assets and liabilities of Lower Fees, Inc., a California corporation d/b/a Fee Disclosure ("Fee Disclosure"), for $2.85 million in cash and an additional amount in potential cash Earn-Out Payments based on the achievement of certain financial performance metrics over the next five years. The purchase price was paid with cash on hand. No cash Earn-Out Payments have been made to date. Fee Disclosure, based in Westlake Village, California, has developed a patent pending online portal to create an open marketplace to break down complicated vendor fees associated with the mortgage process. Fee Disclosure empowers consumers with comprehensive information to make informed real estate decisions and reduce their real estate and mortgage transaction costs. The acquisition was accounted for as a purchase and the results of operations of Fee Disclosure are included in our consolidated results from the acquisition date. Approximately $635,000 in goodwill was recorded by us, which reflects the adjustments necessary to allocate the purchase price to the fair value of the assets acquired and the liabilities assumed. We expect goodwill to be amortizable and deductible for income tax purposes. Approximately $2.2 million was recorded as intangible assets consisting of customer relationships—$1.1 million; developed technology—$1.0 million; and Internet domain name—$130,000. See Note 8 regarding legal proceedings related to this acquisition.

We determined the fair value of the intangible assets and the resulting goodwill in the purchase price allocations for the fiscal year 2008 acquisitions. These valuations principally use the discounted cash flow methodology and were made concurrent with the effective date of the acquisition. Purchase price allocations for business combinations accounted for under the purchase method of accounting in 2008 were as follows:

($ in thousands)
Property and equipment	$224
Goodwill	56,285
Customer relationships	14,000
Agent/vendor relationships	6,800
Developed technologies	5,600
Internet domain names	38,860
Non-compete agreements	987
Accounts receivable and other assets acquired	4,027
Accounts payable, accrued expenses and other liabilities assumed	(13,081)

Cash used in business acquisitions, net of cash acquired	$113,702

The weighted average amortization periods for intangible assets recorded in the InsureMe, Fee Disclosure, CCG and Bankaholic acquisitions are as follows:

Years
Trademarks and URLs	17.0
Customer relationships	10.3
Agent/vendor relationships	4.4
Developed technologies	5.0
Non-compete agreements	4.5
Total	8.6

Employee Benefit Plan	12 Months Ended
Dec. 31, 2010
Employee Benefit Plan [Abstract]
Employee Benefit Plan

Note 12—Employee Benefit Plan

We sponsor a 401(k) plan for certain employees over the age of 18 who have completed a minimum of 12 months of employment. We make safe-harbor contributions of 3.0% of an employee's salary. Our contributions totaled approximately $720,000 (Successor), $195,000 (Successor), $390,000 (Predecessor) and $556,000 (Predecessor) for the year ended December 31, 2010, the period July 17, 2009 to December 31, 2009, the period from January 1, 2009 to August 24, 2009 and the year ended December 31, 2008, respectively.

Related Party Transactions	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Related Party Transactions [Abstract]
Related Party Transactions

NOTE 9 – RELATED PARTY TRANSACTIONS

We previously were party to a material event investment advisory agreement with Apax Partners, L.P. At the closing of the Acquisition on September 25, 2009, we paid a one-time $15.3 million fee to Apax Partners, L.P. In addition, there is a 30 basis point material event investment advisory services fee ("Advisory Fee") in an annual amount equal to the equity investment amount payable to Apax Partners, L.P. There was no Advisory Fee for the three months ended September 30, 2011. The Advisory Fee was $389,000 for the three months ended September 30, 2010, $883,000 and $1.2 million for the nine months ended September 30, 2011 and 2010, respectively and have been recorded in acquisition, offering and related costs and related party fees. In addition, as a part of the material event investment advisory agreement, during the nine months ended September 30, 2011, we incurred costs associated with the IPO and S-4 registration statement in relation to our exchange offer, which included $34.7 million to Apax Partners, L.P. for termination of monitoring fees, merger and acquisition advisory services, IPO services for secondary shares, exchange offer advisory services, and other services provided to Bankrate's management. The payment to APAX has been recorded in the following manner: $30.0 million as a part of acquisition, offering and related expenses and related party fees, $3.8 million netted against IPO proceeds and $917,000 to deferred loan fees.

We also paid no amount and $418,000, respectively to certain senior executives and certain current and former board members of Bankrate during the three months ended September 30, 2011 and 2010, respectively, and $63,000 and $1.8 million during the nine months ended September 30, 2011 and 2010 respectively, which were recorded in acquisition, offering and related expenses and related party fees. In addition, during the nine months ended September 30, 2011, the Company paid approximately $3.1 million to certain senior executives and certain current and former board members of Bankrate as a result of the consummation of the IPO. This amount is also recorded in acquisition, offering and related expenses and related party fees on the accompanying condensed consolidated statement of operations.

In connection with its corporate insurance the Company used HUB International, a portfolio company of funds advised by Apax Partners L.P. We paid HUB International approximately $15,000 and $141,000 in insurance brokerage fees during the three and nine months ended September 30, 2011, respectively, and $16,000 and $28,000 during the three and nine months ended September 30, 2010, respectively.

During the year ended December 31, 2010, the Company leased office space in Memphis, Tennessee from Robert Langdon, a former employee and Scott Langdon, a current employee. The lease terminated on December 31, 2010. During the three and nine months ended September 30, 2010, the Company incurred $32,000 and $95,000, respectively in rent expense.

BEN Holdings, Inc. is party to certain Class B Common Share Purchase Agreements, each dated as of April 30, 2010 and October 31, 2010 (the "Class B Common Share Purchase Agreements"), with certain individuals, including certain officers and directors of BEN Holdings, Inc. and Bankrate (each a "Class B Purchasing Executive"). Under the Class B Common Share Purchase Agreements, BEN Holdings, Inc sold, at fair value, a total of 102,451 shares of Class B Common Stock, par value $0.01 per share, of BEN Holdings, Inc. (the "Class B Common Stock") to the Class B Purchasing Executives in exchange for the issuance of interest bearing recourse promissory notes of $195,000 to BEN Holdings, Inc. by the Class B Purchasing Executives. The agreements include a provision that at the option of Ben Holdings, Inc., allows Ben Holdings, Inc. to repurchase the class B common shares at defined values. The Class B Common Stock and related promissory notes are not reflected in these financial statements due to the 2011 Recapitalization and Merger (see Note 1). The Class B Common Stock and related promissory notes were settled in connection with the Company's initial public offering.

Note 13—Related Party Transactions

See Notes 1, 9 and 10 for certain related party transactions.

We have entered into a material event investment advisory agreement with Apax Partners, L.P. At the closing of the Acquisition on September 25, 2009, we paid a one-time $15.3 million fee to Apax Partners, L.P. In addition, there is a 30 basis point material event investment advisory services fee in an annual amount equal to the equity investment amount payable to Apax Partners, L.P. which were $1.7 million (Successor), $382,000 (Successor) and $0 (Predecessor) for the year ended December 31, 2010, the period July 17, 2009 to December 31, 2009, the period from January 1, 2009 to August 24, 2009, respectively and recorded in acquisition related expenses and related party fees. In addition, the Company also agreed to pay Apax Partners, L.P. a transaction fee equal to 1% of the aggregate funds raised via any source from any acquisition, divestiture, financing or refinancing, other than a sale of the Company or a public offering and a fee equal to 3% of the aggregate value of the Apax Funds investment upon sale of the Company or a public offering. The Company expensed $4.9 million (Successor) related to this investment advisory service fee during the year ended December 31, 2010 as acquisition related expenses and related party fees.

We also paid $1.4 million to certain senior executives and certain current and former Board members of Bankrate during January 2010, that was accrued as of December 31, 2009 and $519,000 which was paid and expensed during the year ended December 31, 2010, which was recorded in acquisition related expenses and related party fees.

BEN Holdings, Inc. is party to certain Class B Common Share Purchase Agreements, each dated as of April 30, 2010 and October 31, 2010 (the "Class B Common Share Purchase Agreements"), with certain individuals, including certain officers and directors of BEN Holdings, Inc. and Bankrate (each a "Class B Purchasing Executive"). Under the Class B Common Share Purchase Agreements, BEN Holdings, Inc sold, at fair value, a total of 102,451 shares of Class B Common Stock, par value $0.01 per share, of BEN Holdings, Inc. (the "Class B Common Stock") to the Class B Purchasing Executives in exchange for the issuance of interest bearing recourse promissory notes of $195,000 to BEN Holdings, Inc. by the Class B Purchasing Executives. The agreements include a provision that at the option of Ben Holdings, Inc., allows Ben Holdings, Inc. to repurchase the class B common shares at defined values. The Class B Common Stock and related promissory notes are not reflected in these financial statements due to the 2011 Recapitalization and Merger (see Note 1). The Class B Common Stock and related promissory notes were settled in connection with the Company's initial public offering.

Company management contributed $725,000 to the capital of the Company in exchange for common stock in the year ended December 31, 2010.

In connection with the acquisitions of NetQuote and CreditCards and the issuance of the Senior Secured Notes, on July 13, 2010, the parties converted the Shareholder Notes into common shares of the Company, respectively (See Note 10).

In connection with the issuance of the Senior Secured Notes, Apax Partners, L.P. and Company management contributed $73.0 million and $6.7 million, respectively, to the capital of BEN Holdings, Inc. in exchange for additional Holdings Preferred Shares with the terms described above in Note 9 and Holdings in turn contributed such amounts to the capital of the Company in exchange for Company common stock (See Note 10).

In connection with its corporate insurance the Company used HUB International, a subsidiary of APAX Partners. We paid HUB International approximately $30,000 (Successor) in insurance brokerage fees during the year ended December 31, 2010.

During the year ended December 31, 2010, the Company leased office space in Memphis, Tennessee from Robert Langdon, a former employee and Scott Langdon, a current employee. The leased terminated on December 31, 2010. During the year ended December 31, 2010, the Company incurred $253,000 (Successor) in rent expense.

Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events

NOTE 10 – SUBSEQUENT EVENTS

On October 10, 2011, the Company entered into an Asset Purchase Agreement ("APA") with InsWeb Corporation ("InsWeb") that provides for the purchase of substantially all of the assets relating to the insurance lead generation and marketing business ("Assets"). Under the terms of the Asset Purchase Agreement, Bankrate has agreed to pay $65.0 million in cash for the Assets, subject to certain adjustments, and to assume certain liabilities of InsWeb. The transaction is expected to close by the end of 2011. The APA includes customary termination provisions, including that either Bankrate or InsWeb may terminate the APA if the other party has materially breached any representation, warranty or covenant contained in the Asset Purchase Agreement and failed to cure such breach, if our stockholders do not approve the transaction, or if the closing has not occurred within six months from the signing. If the APA is terminated under certain circumstances, InsWeb will be required to pay a termination fee of $2.5 million to Bankrate. The transaction is subject to various closing conditions, including the receipt of regulatory approvals and the approval of InsWeb's stockholders. The transaction is not subject to a financing condition.

Note 14—Subsequent Events

See Note 1 for subsequent events related to the Company's reincorporation in Delaware, initial public offering, and the "Recapitalization and Merger."

See Note 8 for subsequent events related to legal proceedings.

On January 1, 2011, the Company completed the acquisition of Trouvé Media, Inc.'s assets and liabilities from Trouvé Media, Inc., a California corporation, and Scott Schnuck for $12.5 million. This acquisition was made to complement the online publishing business. The acquisition will be accounted for under the acquisition method of accounting and the results of operations of Trouvé will be included in the Company's consolidated results from the acquisition date. The Company is in the process of determining the fair value of the intangible assets and any resulting goodwill in its purchase price allocation.

On June 10, 2011, we entered into Revolving Credit Facilities in an aggregate amount not to exceed $100.0 million. The obligations under such credit facilities are equally and ratably secured by liens on the same collateral that secures our Notes (it being understood that upon any enforcement of remedies resulting in the realization of proceeds from such collateral, up to $30.0 million of revolving loans under the Tranche A Revolving Credit Facility would be paid in full first before applying any such amount to pay the Notes and the revolving loans under the Tranche B Revolving Credit Facility on a pari passu basis). The agreements governing such credit facilities contain terms generally commensurate with issuers of the same debt rating, and our ability to draw down any such credit facilities is subject to certain limitations as described herein and in the Credit Agreement.

Also on June 16, 2011, the Company granted to employees approximately 120,135 shares of restricted stock and options exercisable for approximately 5,000,000 shares (in each case, the number of shares is given taking into account the share adjustment described below).

On June 24, 2011, a civil action against Trouve Media, Inc. ("Trouve") was filed in the Superior Court of California. The lawsuit alleges that Trouve sent unlawful unsolicited commercial email messages in violation of California business and professional code. The lawsuit is in its very early stages and Bankrate intends to vigorously defend the lawsuit. The Company cannot presently estimate the amount of loss, if any, that would result from an adverse resolution of this matter.

On October 10, 2011, the Company entered into an asset purchase agreement ("Insweb Asset Purchase Agreement") with InsWeb Corporation ("InsWeb") that provides for the purchase of substantially all of the assets relating to the insurance lead generation and marketing business ("Assets"). Under the terms of the InsWeb Asset Purchase Agreement, Bankrate has agreed to pay $65.0 million in cash for the Assets, subject to certain adjustments, and to assume certain liabilities of InsWeb. The transaction is expected to close by the end of 2011. The InsWeb Asset Purchase Agreement includes customary termination provisions, including that either Bankrate or InsWeb may terminate the InsWeb Asset Purchase Agreement if the other party has materially breached any representation, warranty or covenant contained in the InsWeb Asset Purchase Agreement and failed to cure such breach, if our stockholders do not approve the transaction, or if the closing has not occurred within six months from the signing. If the InsWeb Asset Purchase Agreement is terminated under certain circumstances, InsWeb will be required to pay a termination fee of $2.5 million to Bankrate. The transaction is subject to various closing conditions, including the receipt of regulatory approvals and the approval of InsWeb's stockholders. The transaction is not subject to a financing condition.

Condensed Consolidating Financial Statement Information	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Condensed Consolidating Financial Statement Information [Abstract]
Condensed Consolidating Financial Statement Information

NOTE 11 – CONDENSED CONSOLIDATING FINANCIAL STATEMENT INFORMATION

On July 13, 2010, the Company completed an offering of $300 million of 11 3/4% Senior Secured Notes due on July 15, 2015 at an offering price of 99.077%. The Senior Secured Notes were sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act or to non-U.S. buyers in accordance with Regulation S under the Securities Act. In connection with the sale of the Senior Secured Notes, the Company entered into a Registration Rights Agreement with the initial purchasers of the Original Notes party thereto, pursuant to which the Company and its Subsidiary Guarantors (as defined below) agreed to file a registration statement with respect to an offer to exchange the Senior Secured Notes for a new issue of substantially identical notes registered under the Securities Act (the "Exchange Notes"). On June 30, 2011, the Company's Form S-4 Registration Statement for the Exchange Notes filed with the Securities and Exchange Commission became effective, and all of the Original Notes were exchanged for Exchange Notes on August 1, 2011. The Exchange Notes are fully and unconditionally guaranteed on a joint and several senior secured basis by the Company and certain of its wholly-owned domestic subsidiaries (the "Subsidiary Guarantors").

The following condensed consolidating financial information, which has been prepared in accordance with the requirements for presentation of Rule 3-10(f) of Regulation S-X promulgated under the Securities Act, presents the condensed consolidating financial information separately for:

(i)	Bankrate, Inc., as the issuer of the Senior Secured Notes;

(ii)	The Subsidiary Guarantors, on a combined basis, which are 100% owned by Bankrate, Inc., and which are guarantors of the Senior Secured Notes;

(iii)	The Company's other subsidiaries on a combined basis, which are not guarantors of the Senior Secured Notes (the "Subsidiary Non-Guarantors");

(iv)	Consolidating entries and eliminations representing adjustments to:

a.	Eliminate intercompany transactions between or among the Company, the Subsidiary Guarantors and the Subsidiary Non-Guarantors and

b.	Eliminate the investments in the Company's subsidiaries;

(v)	The Company and its subsidiaries on a consolidated basis.

As the Senior Secured Notes were issued during July 2010, prior periods are not presented. As the Subsidiary Guarantors have guaranteed the Senior Secured Notes and have pledged their assets as collateral, the Company has "pushed down" the recording of the Senior Secured Notes and related interest expense to the Subsidiary Guarantors balance sheet and statement of operations as a non-cash transaction.

Bankrate, Inc. and Subsidiaries

Condensed Consolidating Balance Sheets

As of September 30, 2011

($ In thousands)

	Bankrate, Inc.	Guarantor Subsidiary	Non-Guarantor Subsidiary	Eliminations	Consolidated
Assets
Cash and cash equivalents	$57,526	$5,207	$1,756	$—	$64,489
Accounts receivable, net of allowance for doubtful accounts	33,448	33,849	1,908	—	69,205
Deferred income taxes	14,768	1,554	4	—	16,326
Prepaid expenses and other current assets	10,192	709	20	—	10,921

Total current assets	115,934	41,319	3,688	—	160,941

Furniture, fixtures and equipment, net of accumulated depreciation	5,592	3,312	417	—	9,321
Intangible assets, net of accumulated amortization	212,174	135,602	4,523	—	352,299
Goodwill	359,160	214,585	—	—	573,745
Other assets	1,440	9,251	—	—	10,691
Investment in subsidiary and inter-company	172,501	195,314	—	(367,815)	—

Total assets	$866,801	$599,383	$8,628	$(367,815)	$1,106,997

Liabilities and Stockholders' Equity

Liabilities
Accounts payable	$4,713	$3,159	$64	$—	$7,936
Accrued expenses	16,047	3,451	641	—	20,139
Deferred revenue and customer deposits	1,917	702	43	—	2,662
Accrued interest	—	4,859	—	—	4,859
Other current liabilities	3,465	—	12	—	3,477

Total current liabilities	26,142	12,171	760	—	39,073

Deferred income taxes	49,860	32,420	1,266	—	83,546
Senior secured notes, net of unamortized discount	—	193,537	—	—	193,537
Other liabilities	18,907	42	—	—	18,949

Total liabilities	94,909	238,170	2,026	—	335,105

Commitment and contingencies (Note 5)

Stockholders' equity
Total stockholders' equity	771,892	361,213	6,602	(367,815)	771,892

Total liabilities and stockholders' equity	$866,801	$599,383	$8,628	$(367,815)	$1,106,997

Bankrate, Inc. and Subsidiaries

Condensed Consolidating Balance Sheets

As of December 31, 2010

($ In thousands)

	Bankrate, Inc.	Guarantor Subsidiary	Non-Guarantor Subsidiary	Eliminations	Consolidated
Assets
Cash and cash equivalents	$109,323	$5,014	$1,293	$—	$115,630
Accounts receivable, net of allowance for doubtful accounts	20,872	22,535	1,734	(2,410)	42,731
Deferred income taxes	14,768	1,554	4	—	16,326
Prepaid expenses and other current assets	(10,073)	20,507	(4,945)	—	5,489

Total current assets	134,890	49,610	(1,914)	(2,410)	180,176

Furniture, fixtures and equipment, net of accumulated depreciation	2,991	2,967	363	—	6,321
Intangible assets, net of accumulated amortization	209,844	152,723	3,178	—	365,745
Goodwill	350,189	208,979	—	—	559,168
Other assets	2,424	11,793	—	—	14,217
Investment in subsidiary	66,151	285,653	—	(351,804)	—

Total assets	$766,489	$711,725	$1,627	$(354,214)	$1,125,627

Liabilities and Stockholders' Equity

Liabilities
Accounts payable	$6,678	$6,877	$420	$(2,410)	$11,565
Accrued expenses	10,889	5,946	308	—	17,143
Deferred revenue and customer deposits	3,773	2,519	143	—	6,435
Payable to dissenting stockholders	56,698	—	—	—	56,698
Accrued interest	—	16,393	—	—	16,393
Other current liabilities	6,790	—	11	—	6,801

Total current liabilities	84,828	31,735	882	(2,410)	115,035

Deferred income taxes	49,860	30,179	1,266	—	81,305
Note payable to Parent	—	—	—	—	—
Senior secured notes, net of unamortized discount	—	297,417	—	—	297,417
Other liabilities	5,745	69	—	—	5,814

Total liabilities	140,433	359,400	2,148	(2,410)	499,571
Total stockholders' equity	626,056	352,325	(521)	(351,804)	626,056

Total liabilities and stockholders' equity	$766,489	$711,725	$1,627	$(354,214)	$1,125,627

Bankrate, Inc. and Subsidiaries

Condensed Consolidating Statements of Operations

For the three months ended September 30, 2011

($ in thousands)

	Bankrate, Inc.	Guarantor Subsidiary	Non-Guarantor Subsidiary	Eliminations	Consolidated
Revenue	$73,577	$54,564	$2,130	$(17,367)	$112,904
Cost of revenue (excludes depreciation and amortization)	34,291	21,109	11	(17,367)	38,044

Gross margin	39,286	33,455	2,119	—	74,860

Operating expenses:
Sales	2,052	1,606	2	—	3,660
Marketing	11,911	10,279	1,776	—	23,966
Product development	1,621	1,984	3	—	3,608
General and administrative	6,411	3,388	307	—	10,106
Acquisition, offering and related expenses and related party fees	1,163	—	—	—	1,163
Restructuring charges	—	—	—	—	—
Depreciation and amortization	6,100	4,617	182	—	10,899

	29,258	21,874	2,270	—	53,402

Income (loss) from operations	10,028	11,581	(151)	—	21,458

Interest expense, net	(189)	(6,158)	(172)	—	(6,519)
Earnings (loss) in equity investments, net of tax	3,059	(118)	—	(2,941)	—

Other income (expenses)	2,870	(6,276)	(172)	(2,941)	(6,519)

Income (loss) before income taxes	12,898	5,305	(323)	(2,941)	14,939
Income tax expense	5,766	2,041	—	—	7,807

Net income (loss)	$7,132	$3,264	$(323)	$(2,941)	$7,132

Bankrate, Inc. and Subsidiaries

Condensed Consolidating Statements of Operations

For the three months ended September 30, 2010

($ in thousands)

	Bankrate, Inc.	Guarantor Subsidiary	Non-Guarantor Subsidiary	Eliminations	Consolidated
Revenue	$41,299	$29,241	$1,402	$(1,326)	$70,616
Cost of revenue (excludes depreciation and amortization)	15,604	13,511	24	(1,326)	27,813

Gross margin	25,695	15,730	1,378	—	42,803

Operating expenses:
Sales	1,744	557	—	—	2,301
Marketing	3,412	3,381	1,104	—	7,897
Product development	1,629	1,130	2	—	2,761
General and administrative	4,135	2,138	271	—	6,544
Legal settlements	141	—	—	—	141
Acquisition, offering and related expenses and related party fees	13,099	—	—	—	13,099
Restructuring charges	1,709	989	—	—	2,698
Depreciation and amortization	7,240	3,616	334	—	11,190

	33,109	11,811	1,711	—	46,631

(Loss) income from operations	(7,414)	3,919	(333)	—	(3,828)

Interest expense, net	(9,879)	(409)	(104)	—	(10,392)
(Loss) earnings in equity investments, net of tax	1,596	(266)	—	(1,330)	—

Other (expenses) income	(8,283)	(675)	(104)	(1,330)	(10,392)

(Loss) income before income taxes	(15,697)	3,244	(437)	(1,330)	(14,220)
Income tax expense (benefit)	(7,955)	1,477	—	—	(6,478)

Net (loss) income	$(7,742)	$1,767	$(437)	$(1,330)	$(7,742)

Bankrate, Inc. and Subsidiaries

Condensed Consolidating Statements of Operations

For the nine months ended September 30, 2011

($ in thousands)

	Bankrate, Inc.	Guarantor Subsidiary	Non-Guarantor Subsidiary	Eliminations	Consolidated
Revenue	$194,727	$148,458	$6,299	$(39,053)	$310,431
Cost of revenue (excludes depreciation and amortization)	91,774	58,457	51	(39,053)	111,229

Gross margin	102,953	90,001	6,248	—	199,202

Operating expenses:
Sales	5,255	4,442	4	—	9,701
Marketing	27,791	26,485	5,341	—	59,617
Product development	4,626	6,036	(97)	—	10,565
General and administrative	14,894	9,431	992	—	25,317
Acquisition, offering and related expenses and related party fees	40,857	—	—	—	40,857
Restructuring charges	—	238	—	—	238
Depreciation and amortization	18,183	14,203	180	—	32,566

	111,606	60,835	6,420	—	178,861

(Loss) income from operations	(8,653)	29,166	(172)	—	20,341

Interest expense, net	(193)	(24,737)	(509)	—	(25,439)
Loss on redemption of senior secured notes	—	(16,629)	—	—	(16,629)
(Loss) earnings in equity investments, net of tax	(8,074)	(33)	—	8,107	—

Other (expenses) income	(8,267)	(41,399)	(509)	8,107	(42,068)

(Loss) income before income taxes	(16,920)	(12,233)	(681)	8,107	(21,727)
Income tax expense (benefit)	10,547	(4,807)	—	—	5,740

Net (loss) income	$(27,467)	$(7,426)	$(681)	$8,107	$(27,467)

Bankrate, Inc. and Subsidiaries

Condensed Consolidating Statements of Operations

For the nine months ended September 30, 2010

($ in thousands)

	Bankrate, Inc.	Guarantor Subsidiary	Non-Guarantor Subsidiary	Eliminations	Consolidated
Revenue	$113,969	$29,241	$1,449	$(1,326)	$143,333
Cost of revenue (excludes depreciation and amortization)	44,298	13,511	24	(1,326)	56,507

Gross margin	69,671	15,730	1,425	—	86,826

Operating expenses:
Sales	5,698	557	—	—	6,255
Marketing	9,281	3,381	1,121	—	13,783
Product development	5,148	1,130	2	—	6,280
General and administrative	12,909	2,138	624	—	15,671
Legal settlements	141	—	—	—	141
Acquisition, offering and related expenses and related party fees	16,139	—	—	—	16,139
Restructuring charges	2,371	987	—	—	3,358
Depreciation and amortization	21,562	3,618	394	—	25,574

	73,249	11,811	2,141	—	87,201

(Loss) income from operations	(3,578)	3,919	(716)	—	(375)

Interest expense, net	(27,729)	(409)	(104)	—	(28,242)
(Loss) earnings in equity investments, net of tax	1,213	(266)	—	(947)	—

Other (expenses) income	(26,516)	(675)	(104)	(947)	(28,242)

(Loss) income before income taxes	(30,094)	3,244	(820)	(947)	(28,617)
Income tax expense (benefit)	(13,451)	1,477	—	—	(11,974)

Net (loss) income	$(16,643)	$1,767	$(820)	$(947)	$(16,643)

Bankrate Inc., and Subsidiaries

Condensed Consolidating Statement of Cash Flows

For the nine months ended September 30, 2011

($ in thousands)

	Bankrate, Inc.	Guarantor Subsidiary	Non-Guarantor Subsidiary	Consolidated
Cash flows from operating activities
Net cash (used in) provided by operating activities	$(10,819)	$2,251	$820	$(7,748)
Cash flows from investing activities
Purchases of furniture, fixtures and equipment and capitalized website development costs	(2,743)	(2,058)	(191)	(4,992)
Cash used in business acquisitions, net	(26,440)	—	—	(26,440)
Restricted cash	(576)	—	—	(576)
Cash paid for acquisition earnouts and contingent liabilities	2	—	—	2

Net cash used in investing activities	(29,757)	(2,058)	(191)	(32,006)
Cash flows from financing activities
Deferred financing costs	(2,950)	—	—	(2,950)
Repurchase of senior secured notes	(117,337)	—	—	(117,337)
Proceeds from issuance of preferred and common stock, net of costs	170,319	—	—	170,319
Payments to dissenting stockholders	(61,253)	—	—	(61,253)

Net cash used in financing activities	(11,221)	—	—	(11,221)

Effect of exchange rate on cash and cash equivalents	—	—	(166)	(166)

Net (decrease) increase in cash	(51,797)	193	463	(51,141)
Cash - beginning of period	109,323	5,014	1,293	115,630

Cash - end of period	$57,526	$5,207	$1,756	$64,489

Bankrate Inc., and Subsidiaries

Condensed Consolidating Statement of Cash Flows

For the nine months ended September 30, 2010

($ in thousands)

	Bankrate, Inc.	Guarantor Subsidiary	Non-Guarantor Subsidiary	Consolidated
Cash flows from operating activities
Net cash (used in) provided by operating activities	$3,765	$(4,222)	$2,744	$2,287
Cash flows from investing activities
Purchases of furniture, fixtures and equipment and capitalized website development costs	(2,914)	(406)	(157)	(3,477)
Cash used in business acquisitions, net	(352,141)	—	—	(352,141)
Restricted cash	2	—	—	2
Cash paid for acquisition earnouts and contingent liabilities	(13,583)	—	—	(13,583)

Net cash used in investing activities	(368,636)	(406)	(157)	(369,199)
Cash flows from financing activities
Proceeds from issuance of senior secured notes	297,231	—	—	297,231
Deferred financing costs	(11,578)	—	—	(11,578)
Proceeds from issuance of stockholder debt	40	—	—	40
Proceeds from issuance of preferred and common stock, net of costs	99,471	—	—	99,471

Net cash provided by financing activities	385,164	—	—	385,164

Effect of exchange rate on cash and cash equivalents	—	—	(215)	(215)

Net (decrease) increase in cash	20,293	(4,628)	2,372	18,037
Cash - beginning of period	69,262	7,216	1,212	77,690

Cash - end of period	$89,555	$2,588	$3,584	$95,727

Note 15—Condensed Consolidating Financial Statement Information

On July 13, 2010, the Company completed an offering of $300.0 million of 11 3/4% Senior Secured Notes due on July 15, 2015 at an Offering Price of 99.077%. The Senior Secured Notes were sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). In connection with the sale of the Senior Secured Notes, the Company entered into a Registration Rights Agreement with the initial purchasers of the Original Notes party thereto, pursuant to which the Company and its Subsidiary Guarantors (as defined below) agreed to file a registration statement with respect to an offer to exchange the Senior Secured Notes for a new issue of substantially identical notes registered under the Securities Act (the "Exchange Notes," and together with the Senior Secured Notes, the "11 3/4% Senior Notes"). The registration statement was held and this exchange offer was consummated in June 2011. The 11 3/4% Senior Notes are fully and unconditionally guaranteed on a joint and several senior unsecured basis by the Company and certain of its wholly-owned domestic subsidiaries (the "Subsidiary Guarantors").

The following condensed consolidating financial information, which has been prepared in accordance with the requirements for presentation of Rule 3-10(d) of Regulation S-X promulgated under the Securities Act, presents the condensed consolidating financial information separately for:

(i)	Bankrate, Inc., as the issuer of the 11 3/4% Senior Notes;

(ii)	The Subsidiary Guarantors, on a combined basis, which are 100% owned by Bankrate, Inc., and which are Guarantors of the 11 3/4% Senior Notes;

(iii)	The Company's other subsidiaries on a combined basis, which are not guarantors of the 11 3/4% Senior Notes (the "Subsidiary Non-Guarantors");

(iv)	Consolidating entries and eliminations representing adjustments to

a.	Eliminate intercompany transactions between or among the Company, the Subsidiary Guarantors and the Subsidiary Non-Guarantors and

b.	Eliminate the investments in the Company's subsidiaries;

(v)	The Company and its subsidiaries on a consolidated basis.

As the Senior Notes, to which the Guarantors are related, were issued during 2010, prior periods are not presented. As the Subsidiary Guarantors have guaranteed the 11 3/4% Senior Notes and have pledged their assets as collateral, the Company has "pushed down" the recording of the 11 3/4% Senior Notes and related interest expense to the Subsidiary Guarantors balance sheet and statement of operations as a non-cash transaction.

Condensed Consolidating Balance Sheets

As of December 31, 2010

	Bankrate, Inc.	Guarantor Subsidiary	Non-Guarantor Subsidiary	Eliminations	Consolidated
Assets
Cash and cash equivalents	$109,323	$5,014	$1,293	$—	$115,630
Accounts receivable, net of allowance for doubtful accounts	20,872	22,535	1,734	(2,410)	42,731
Deferred income taxes	14,768	1,554	4	—	16,326
Prepaid expenses and other current assets	(10,073)	20,507	(4,945)	—	5,489

Total current assets	134,890	49,610	(1,914)	(2,410)	180,176

Furniture, fixtures and equipment, net of accumulated depreciation	2,991	2,967	363	—	6,321
Intangible assets, net of accumulated amortization	209,844	152,723	3,178	—	365,745
Goodwill	350,189	208,979	—	—	559,168
Other assets	2,424	11,793	—	—	14,217
Investment in subsidiary	66,151	285,653	—	(351,804)	—

Total assets	$766,489	$711,725	$1,627	$(354,214)	$1,125,627

Liabilities and Stockholders' Equity

Liabilities
Accounts payable	$6,678	$6,877	$420	$(2,410)	$11,565
Accrued expenses	10,889	5,946	308	—	17,143
Deferred revenue and customer deposits	3,773	2,519	143	—	6,435
Payable to dissenting stockholders	56,698	—	—	—	56,698
Accrued interest	—	16,393	—	—	16,393
Other current liabilities	6,790	—	11	—	6,801

Total current liabilities	84,828	31,735	882	(2,410)	115,035

Deferred income taxes	49,860	30,179	1,266	—	81,305
Note payable to related parties	—	—	—	—	—
Senior secured notes, net of unamortized discount	—	297,417	—	—	297,417
Other liabilities	5,745	69	—	—	5,814

Total liabilities	140,433	359,400	2,148	(2,410)	499,571
Total stockholders' equity	626,056	352,325	(521)	(351,804)	626,056

Total liabilities and stockholders' equity	$766,489	$711,725	$1,627	$(354,214)	$1,125,627

Condensed Consolidating Statement of Operations

For the Year ended December 31, 2010

($ in thousands)

	Bankrate, Inc.	Guarantor Subsidiary	Non-Guarantor Subsidiary	Eliminations	Consolidated
Revenue	$152,500	$67,514	$3,378	$(2,794)	$220,598
Cost of revenue (excludes depreciation and amortization)	60,038	28,008	74	(2,794)	85,326

Gross margin	92,462	39,506	3,304	—	135,272

Operating expenses:
Sales	7,393	1,232	—	—	8,624
Marketing	12,226	8,740	2,705	—	23,672
Product development	6,824	1,893	5	—	8,722
General and administrative	17,426	4,620	946	—	22,991
Legal settlements	1,646	—	—	—	1,646
Acquisition related expenses and related party fees	17,390	—	—	—	17,390
Restructuring charges	2,225	1,063	—	—	3,288
Impairment charges					—
Depreciation and amortization	26,794	7,781	650	—	35,226

	91,924	25,329	4,306	—	121,559

Income (loss) from operations	538	14,177	(1,002)	—	13,713

Interest expense, net	(21,184)	(17,014)	(257)	—	38,455
(Loss) earnings in equity investments, net of taxes	(3,028)	(482)	—	3,510	—
Other	(340)	34	—	—	(306)

Other (expenses) income	(24,552)	(17,462)	(257)	3,510	(38,761)

(Loss) income before income taxes	(24,014)	(3,285)	(1,259)	3,510	(25,048)
Income tax expense (benefit)	(2,617)	(1,034)	—	—	(3,651)

Net (loss) income	$(21,397)	$(2,251)	$(1,259)	$3,510	$(21,397)

Condensed Consolidating Statement of Cash Flows

For the Year ended December 31, 2010

($ in thousands)

	Bankrate, Inc.	Guarantor Subsidiary	Non-Guarantor Subsidiary	Consolidated
Cash flows from operating activities
Net cash provided by (used in) operating activities	$31,809	$2,636	$(3,209)	$31,236
Cash flows from investing activities
Purchases of short-term investments				—
Proceeds from sale of Savingsforcollege.com	250	—	—	250
Purchases of furniture, fixtures and equipment	(2,996)	(1,243)	(249)	(4,488)
Cash used in business acquisitions, net	(355,169)	—	—	(355,169)
Restricted cash	2	—	—	2
Cash paid for acquisition earnouts	(13,583)	—	—	(13,583)

Net cash used in investing activities	(371,496)	(1,243)	(249)	(372,988)
Cash flows from financing activities
Proceeds from issuance of senior secured notes	297,231	—	—	297,231
Original issue discount on issuance of senior secured notes				—
Underwriting fees and direct costs on issuance of senior secured notes	(11,578)	—	—	(11,578)
Proceeds from issuance of stockholder debt	40	—	—	40
Proceeds from issuance of preferred and common stock	100,196	—	—	100,196
Distribution to dissenting stockholders	(6,141)	—	—	(6,141)

Net cash provided by financing activities	379,748	—	—	379,748

Effect of exchange rate on cash and cash equivalents	—	—	(56)	(56)

Net increase (decrease) in cash	(40,061)	1,393	(3,514)	37,940
Cash—beginning of period	69,262	3,621	4,807	77,690

Cash—end of period	$109,323	$5,014	$1,293	$115,630

Bankrate, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(Unaudited)

($ in thousands, except share and per share data)

	September 30, 2011	December 31, 2010

Assets
Cash and cash equivalents	$64,489	$115,630
Accounts receivable, net of allowance for doubtful accounts of $860 and $943 at September 30, 2011 and December 31, 2010	69,205	42,731
Deferred income taxes	16,326	16,326
Prepaid expenses and other current assets	10,921	5,489

Total current assets	160,941	180,176

Furniture, fixtures and equipment, net of accumulated depreciation of $5,445 and $2,797 at September 30, 2011 and December 31, 2010	9,321	6,321
Intangible assets, net of accumulated amortization of $71,473 and $42,058 at September 30, 2011 and December 31, 2010	352,299	365,745
Goodwill	573,745	559,168
Other assets	10,691	14,217

Total assets	$1,106,997	$1,125,627

Liabilities and Stockholders' Equity

Liabilities
Accounts payable	$7,936	$11,565
Accrued expenses	20,139	17,143
Deferred revenue and customer deposits	2,662	6,435
Payable to dissenting stockholders	—	56,698
Accrued interest	4,859	16,393
Other current liabilities	3,477	6,801

Total current liabilities	39,073	115,035

Deferred income taxes	83,546	81,305
Senior secured notes, net of unamortized discount	193,537	297,417
Other liabilities	18,949	5,814

Total liabilities	335,105	499,571

Commitment and contingencies (Note 5)

Stockholders' equity
Common stock, par value $.01 per share - 300,000,000 shares authorized at September 30, 2011 and December 31, 2010; 99,994,600 and 87,379,865 shares issued and outstanding at September 30, 2011 and December 31, 2010	1,000	874
Additional-paid in capital	830,215	657,095
Accumulated deficit	(58,640)	(31,173)
Accumulated other comprehensive loss	(683)	(740)

Total stockholders' equity	771,892	626,056

Total liabilities and stockholders' equity	$1,106,997	$1,125,627

See accompanying notes to condensed consolidated financial statements.

Bankrate, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(Unaudited)

($ in thousands, except share and per share data)

	Three months ended		Nine months ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Revenue	$112,904	$70,616	$310,431	$143,333
Cost of revenue (excludes depreciation and amortization)	38,044	27,813	111,229	56,507

Gross margin	74,860	42,803	199,202	86,826

Operating expenses:
Sales	3,660	2,301	9,701	6,255
Marketing	23,966	7,897	59,617	13,783
Product development	3,608	2,761	10,565	6,280
General and administrative	10,106	6,544	25,317	15,671
Legal settlement	—	141	—	141
Acquisition, offering and related expenses and related party fees	1,163	13,099	40,857	16,139
Restructuring charges	—	2,698	238	3,358
Depreciation and amortization	10,899	11,190	32,566	25,574

	53,402	46,631	178,861	87,201

Income (loss) from operations	21,458	(3,828)	20,341	(375)

Interest expense, net	(6,519)	(10,392)	(25,439)	(28,242)
Loss on redemption of senior secured notes	—	—	(16,629)	—

Income (loss) before income taxes	14,939	(14,220)	(21,727)	(28,617)
Income tax expense (benefit)	7,807	(6,478)	5,740	(11,974)

Net income (loss)	$7,132	$(7,742)	$(27,467)	$(16,643)

Basic and diluted net income (loss) per share:
Basic	$0.07	$(0.09)	$(0.30)	$(0.25)
Diluted	$0.07	$(0.09)	$(0.30)	$(0.25)
Weighted average common shares outstanding:
Basic	99,879,865	82,839,063	92,233,345	66,239,400
Diluted	100,427,391	82,839,063	92,233,345	66,239,400

See accompanying notes to condensed consolidated financial statements.

Bankrate, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(Unaudited)

($ in thousands)

	Nine months ended
	September 30, 2011	September 30, 2010
Cash flows from operating activities
Net loss	(27,467)	$(16,643)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities
Depreciation and amortization	32,566	25,574
Provision for doubtful accounts receivable	1,738	487
Amortization of deferred financing costs and original issue discount	1,812	884
Stock-based compensation	2,927	—
Loss on disposal of assets	188	159
Loss on redemption of senior secured notes	16,629	—
Change in operating assets and liabilities, net of effect of business acquisitions	—	—
Accounts receivable	(28,672)	(9,906)
Prepaid expenses and other assets	(5,145)	447
Accounts payable	(3,629)	1,769
Accrued expenses	3,959	(1,974)
Other liabilities	1,119	2,368
Deferred revenue	(3,773)	(878)

Net cash (used in) provided by operating activities	(7,748)	2,287

Cash flows from investing activities
Purchases of furniture, fixtures and equipment and capitalized website development costs	(4,992)	(3,477)
Cash used in business acquisitions, net	(26,440)	(352,141)
Cash paid for acquisition earnouts and contingent liabilities	(576)	(13,583)
Restricted cash	2	2

Net cash used in investing activities	(32,006)	(369,199)

Cash flows from financing activities
Proceeds from issuance of preferred and common stock, net of costs	170,319	99,471
Repurchase of senior secured notes	(117,337)	—
Payments to dissenting stockholders	(61,253)	—
Proceeds from issuance of senior secured notes	—	297,231
Deferred financing costs	(2,950)	(11,578)
Proceeds from issuance of stockholder debt	—	40

Net cash (used in) provided by financing activities	(11,221)	385,164

Effect of exchange rate on cash and cash equivalents	(166)	(215)

Net (decrease) increase in cash	(51,141)	18,037
Cash - beginning of period	115,630	77,690

Cash - end of period	$64,489	$95,727

Supplemental disclosures
Cash paid for interest	$35,060	$25,485
Cash refunded for taxes, net of payments	$(317)	$(14,792)

Debt	9 Months Ended
Sep. 30, 2011
Debt [Abstract]
Debt

NOTE 7 – DEBT

Senior Secured Notes

On July 13, 2010, the Company issued $300.0 million aggregate principal amount of 11 3/4% Senior Secured Notes ("Senior Secured Notes") due July 15, 2015 at an offering price of 99.077% with an original issue discount of $2.8 million. Interest on the Senior Secured Notes accrue daily on the outstanding principal amount at 11 3/4% and is payable semi-annually, in arrears, on July 15 and January 15, beginning on January 15, 2011, in cash. The net proceeds of approximately $286.9 million were used to fund the acquisitions of NetQuote and CreditCards, pay related fees and expenses and for general corporate purposes. On or after July 15, 2013, the Company may redeem some or all of the Senior Secured Notes at a premium that will decrease over time as set forth in our Indenture, dated as of July 13, 2010, governing its 11 3/4% Senior Secured Notes due 2015 (the "Indenture"). Additionally, if the Company experiences a change of control, the holders of the Senior Secured Notes have the right to require the Company to purchase the Senior Secured Notes at a price in cash equal to 101% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date of purchase. The indenture governing the Senior Secured Notes contains other restrictions and limitations. The Senior Secured Notes are collateralized by all of the Company's assets subject to certain excluded properties and have no financial covenant requirements.

On June 30, 2011, in accordance with the terms of the Indenture, the Company used approximately $123.0 million of the proceeds from the Initial Public Offering to redeem $105.0 million aggregate principal amount of the outstanding Senior Secured Notes (the "Notes Redemption") and to pay interest accrued in the amount of $5.7 million on the portion of the outstanding Senior Secured Notes up to but not including the date of redemption plus the redemption premium. As a result of the Notes Redemption, the Company incurred charges of approximately $16.6 million, including charges of approximately $828,000 and $3.5 million for the write-off of unamortized original issue discount and deferred financing cost, respectively, and $12.3 million for the redemption fee. These charges are recorded within loss on redemption of Notes for the nine months ended September 30, 2011 on the accompanying unaudited condensed consolidated statements of operations.

On August 1, 2011, the Company completed an exchange offer pursuant to which all of the Senior Secured Notes, which were issued without registration under the Securities Act of 1933, as amended (the "Securities Act"), were exchanged for a new issue of substantially identical notes registered under the Securities Act.

The Company had a balance of approximately $193.5 million and $297.4 million in Senior Secured Notes, net of amortization, as of September 30, 2011 and December 31, 2010, respectively recorded on the accompanying unaudited condensed consolidated balance sheet.

During the three and nine months ended September 30, 2011, the Company amortized $74,000 and $289,000 of original issue discount which is included within interest expense on the accompanying condensed consolidated statement of operations. At September 30, 2011, the Company had approximately $1.5 million in original issue discounts remaining to be amortized.

For the three months ended September 30, 2011 and 2010, interest expense related to the Senior Secured Notes was $6.1 million and $8.1 million, respectively. For the nine months ended September 30, 2011 and 2010, interest expense related to the Senior Secured Notes was $25.4 million and $8.1 million, respectively.

Revolving Credit Facilities

On June 10, 2011, we entered into revolving credit facilities in an aggregate amount of $100.0 million, consisting of two tranches, tranche A for $30.0 million which matures on July 15, 2015 and tranche B for $70.0 million which matures on April 15, 2015. Our obligations under the revolving credit facilities are guaranteed by each direct and indirect, existing and future, domestic restricted subsidiary that guarantees our obligations under the Senior Secured Notes. The obligations under such credit facilities are equally and ratably secured by liens on the same collateral that secures our Senior Secured Notes (it being understood that upon any enforcement of remedies resulting in the realization of proceeds from such collateral, up to $30.0 million of revolving tranche A loans under the tranche A facility would be paid in full first before applying any such amount to pay the Notes and the tranche B revolving loans under the tranche B credit facility on a pari passu basis). The agreements governing such credit facilities contain terms generally commensurate with issuers of the same debt rating, and our ability to draw down any such credit facilities is subject to certain limitations, including that at the time of and immediately after giving effect to such drawing and the application proceeds thereof the Consolidated Secured Debt Ratio (as defined in the revolving credit facilities) on a pro forma basis shall not exceed 3.50:1.00.

At the Company's election, the interest rate per annum applicable to the loans under the revolving credit facilities is based on a fluctuating rate of interest determined by reference to either (i) a base rate determined by reference to the higher of (a) the prime rate quoted in the print edition of The Wall Street Journal, Money Rates Section as the prime rate and (b) the federal funds effective rate plus 0.50%, plus an applicable margin equal to 2.00%, or (ii) a Eurodollar rate determined by reference to LIBOR, adjusted for statutory reserve requirements, plus an applicable margin equal to 3.00%; provided, however, that at any time less than $20,000,000 in aggregate principal amount of loans are drawn under the tranche A credit facility, the applicable margin with respect to loans under the tranche B credit facility at the base rate will be 2.25% and the applicable margin with respect to loans under the tranche B credit facility at the Eurodollar rate will be 3.25%.

Interest accrues daily and is payable in arrears for both base rate and Eurodollar loans. For base rate loans, interest is payable on the last business day of March, June, September and December. For Eurodollar loans interest is payable on electable periods of one, two, three or six months (or, if each affected lender so agrees, nine or twelve months). As of September 30, 2011, the Company had $100.0 million available for borrowing under the revolving credit facilities and there were no amounts outstanding, nor did the Company incur any interest during the three or nine months ended September 30, 2011.

The Revolving Credit Facilities agreement contains customary financial and other covenants, including maximum consolidated leverage ratio of 4.50:1.00 and in certain instances 4.25:1.00. In addition, the Company is subject to covenants limiting incurrence of debt, liens on properties, investments, loans and advances, mergers and consolidations, asset sales, dividends and transactions with affiliates. The Company was in compliance with all required covenants as of September 30, 2011.

Note Payable To Related Parties, Equity Transactions And 2011 Merger	9 Months Ended
Sep. 30, 2011
Note Payable To Related Parties, Equity Transactions And 2011 Merger [Abstract]
Note Payable To Related Parties, Equity Transactions And 2011 Merger

NOTE 6 – NOTE PAYABLE TO RELATED PARTIES, EQUITY TRANSACTIONS and 2011 MERGER

At December 31, 2009, long-term debt consisted of $222.0 million of an inter-company note payable to Holdings ("Intercompany Note"). The Intercompany Note had a maturity date of August 24, 2014. Interest on the Intercompany Note accrued daily on the outstanding principal amount at 14.15% and was payable semi-annually on June 30 and December 31 in cash interest, payment-in-kind ("PIK") interest (which is added to the loan principal balance) or in any combination of cash interest and PIK interest, at the option of the Company. There was no interest expense for the three and nine months ended September 30, 2011. Interest expense was approximately $1.1 million and $17.3 million during the three and nine months ended September 30, 2010.

In addition, Holdings had a long-term debt of $222.0 million to the equity owners of Ben Holding S.à r.l., the majority owner of Holdings, and certain members of the Company's management, which was borrowed to provide funding for the Acquisition ("Shareholder Notes"). The notes payable to the Apax VII Funds were issued on August 24, 2009, and the notes payable to certain senior executives and former board members of Bankrate were issued on September 25, 2009. The Shareholder Notes had maturity dates of August 24, 2014. Interest on the Shareholder Notes accrued daily on the outstanding principal amount at 11.75% and are payable semi-annually on June 30 and December 31 in cash. Additional interest on these notes accrued daily on the outstanding principal amount at 2.25% and was payable semi-annually on June 30 and December 31 as cash interest, payments-in-kind ("PIK") interest or in any combination of cash interest or PIK interest. There was no interest expense for the three and nine months ended September 30, 2011. Interest expense was approximately $1.2 million and $17.2 million for the three and nine months ended September 30, 2010, respectively.

In connection with the acquisitions of NetQuote and CreditCards (see Note 8) and the issuance of the Senior Secured Notes, on July 13, 2010 (see Note 7), the parties converted the Shareholder Note and the Intercompany Note into preferred shares of Holdings and of the Company, respectively, by the following steps (the "Recapitalization"): (i) the Company made a payment to Holdings of unpaid accrued interest on the Intercompany Note of approximately $20.5 million, (ii) Holdings paid such amount to the holders of the Shareholder Notes in satisfaction of all unpaid accrued interest on the Shareholder Notes (the "Note Holder Interest"), (iii) the equity owner of Ben Holding S.à r.l. contributed their Shareholder Notes plus the Note Holder Interest they received from Holdings to Ben Holding S.à r.l. in exchange for additional equity in Ben Holding S.à r.l., (iv) Ben Holding S.à r.l., together with the members of Company management that hold Shareholder Notes, contributed all of the Shareholders Notes plus all (or 30% in the case of Company management), of the Note Holder Interest to Holdings in exchange for a principal amount of approximately $244.3 million of newly-issued preferred stock of Holdings (the "Holdings Preferred Stock"), and (v) Holdings contributed the Intercompany Note, together with the cash received in respect of Note Holder Interest by Holdings in step (iv), to the Company in exchange for newly-issued preferred stock of the Company (the "Company Preferred Stock"). The Company Preferred Stock has a principal amount of approximately $244.7 million (representing the sum of the principal amount of and accrued but unpaid interest on the Intercompany Note plus the amount of recontributed Note Holder Interest), had no fixed maturity date, was non-voting, yielded 15.15% per annum, compounded semi-annually, and was entitled, on a preferred basis in relation to the Company's common stock, to receive distributions from the Company or the principal amount thereof plus accrued and unpaid yield thereon (and certain additional amounts in the event of a repayment of the principal amount thereof before August 25, 2013). The Holdings Preferred Stock had terms consistent with the Company Preferred Stock, with the exception that the yield is 15% per annum. For the preferred stock issued, the Company received a return of cash of $19.7 million of the $20.5 million of cash it paid in (i) above.

In connection with the issuance of the Senior Secured Notes (see Note 7), Apax Partners, L.P. and Company management contributed $73.0 million and $6.7 million, respectively, to the capital of BEN Holdings, Inc. in exchange for additional Holdings Preferred Stock with the terms described above and Holdings in turn contributed such amounts to the capital of the Company in exchange for Company common stock.

On June 21, 2011, Holdings merged with and into the Company with the Company surviving the merger and emerging with a new capital structure ("2011 Merger"). In connection with the 2011 Merger, the Company had an internal recapitalization whereby the Company's 244,706 shares of preferred stock, 4,129,611 shares of common stock and 7,202 shares of restricted stock outstanding were cancelled (other than the restricted stock) and 87,500,000 shares of common stock issued and outstanding including 120,135 shares of restricted stock resulting from the conversion of restricted stock outstanding immediately prior the 2011 Merger. The surviving corporation in the Merger retained the name "Bankrate, Inc." The 2011 Merger was accounted for as a common control merger and in a manner similar to a pooling of interests. Accordingly, Holdings and Bankrate were consolidated retroactively to the earliest period presented, using the historical cost basis of each entity. The common stock, per common share, and increase in authorized share amounts in these consolidated financial statements and notes to consolidated financial statements have been presented to retroactively reflect these transactions to the earliest period presented.